                                                       Registration No. 33-44296

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                        POST-EFFECTIVE AMENDMENT NO. 13

                                  TO FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                         -----------------------------


                       NATIONWIDE VLI SEPARATE ACCOUNT-3
                             (EXACT NAME OF TRUST)

                          ----------------------------


                       NATIONWIDE LIFE INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
              (EXACT NAME AND ADDRESS OF DEPOSITOR AND REGISTRANT)

                                DENNIS W. CLICK
                                   SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                    -------

This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and Financial Statements.

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on September 27, 1999 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ]  on (date) pursuant to paragraph (a)(i) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being registered: Flexible Premium Variable Universal Life Insurance Policies


Approximate date of proposed offering: Continuously on and after September 27, 1999


[ ]  Check box if it is proposed that this filing will become effective on
     (date) at (time) pursuant to Rule 487.

================================================================================


                                    1 of 130

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM                                                                       CAPTION IN PROSPECTUS
 1.........................................................................Nationwide Life Insurance Company
                                                                           The Variable Account
 2.........................................................................Nationwide Life Insurance Company
 3.........................................................................Custodian of Assets
 4.........................................................................Distribution of The Policies
 5.........................................................................The Variable Account
 6.........................................................................Not Applicable
 7.........................................................................Not Applicable
 8.........................................................................Not Applicable
 9.........................................................................Legal Proceedings
10.........................................................................Information About The Policies; How
                                                                           The Cash Value Varies; Right to Exchange
                                                                           for a Fixed Benefit Policy;
                                                                           Reinstatement;
                                                                           Other Policy Provisions
11.........................................................................Investments of The Variable Account
12.........................................................................The Variable Account
13.........................................................................Policy Charges
                                                                           Reinstatement
14.........................................................................Underwriting and Issuance - Premium Payments
                                                                           Minimum Requirements for Issuance of a Policy
15.........................................................................Investments of the Variable Account;
                                                                           Premium Payments
16.........................................................................Underwriting and Issuance - Allocation of Cash Value
17.........................................................................Surrendering The Policy for Cash
18.........................................................................Reinvestment
19.........................................................................Not Applicable
20.........................................................................Not Applicable
21.........................................................................Policy Loans
22.........................................................................Not Applicable
23.........................................................................Not Applicable
24.........................................................................Not Applicable
25.........................................................................Nationwide Life Insurance Company
26.........................................................................Not Applicable
27.........................................................................Nationwide Life Insurance Company
28.........................................................................Company Management
29.........................................................................Company Management
30.........................................................................Not Applicable
31.........................................................................Not Applicable
32.........................................................................Not Applicable
33.........................................................................Not Applicable
34.........................................................................Not Applicable
35.........................................................................Nationwide Life Insurance Company
36.........................................................................Not Applicable
37.........................................................................Not Applicable
38.........................................................................Distribution of The Policies


                                    2 of 130

N-8B-2 ITEM                                                                       CAPTION IN PROSPECTUS
39.........................................................................Distribution of The Policies
40.........................................................................Not Applicable
41(a)......................................................................Distribution of The Policies
42.........................................................................Not Applicable
43.........................................................................Not Applicable
44.........................................................................How The Cash Value Varies
45.........................................................................Not Applicable
46.........................................................................How The Cash Value Varies
47.........................................................................Not Applicable
48.........................................................................Custodian of Assets
49.........................................................................Not Applicable
50.........................................................................Not Applicable
51.........................................................................Summary of The Policies; Information About The Policies
52.........................................................................Substitution of Securities
53.........................................................................Taxation of The Company
54.........................................................................Not Applicable
55.........................................................................Not Applicable
56.........................................................................Not Applicable
57.........................................................................Not Applicable
58.........................................................................Not Applicable
59.........................................................................Financial Statements



                                    3 of 130

                     SUPPLEMENT DATED SEPTEMBER 27, 1999 TO

                        PROSPECTUS DATED MAY 1, 1999 FOR

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                       NATIONWIDE VLI SEPARATE ACCOUNT - 3

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

     1. AN APPLICATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") FOR AN ORDER PERMITTING THE SUBSTITUTION OF THE SHARES OF THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. - AMERICAN CENTURY VP ADVANTAGE ("VP ADVANTAGE") CURRENTLY HELD IN SUB-ACCOUNTS BY CONTRACT OWNERS WITH SHARES OF THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. - AMERICAN CENTURY VP BALANCED ("VP BALANCED"). UNTIL AN ORDER IS GRANTED BY THE SEC, BOTH INVESTMENT OPTIONS WILL BE AVAILABLE TO ALL CONTRACT OWNERS AS UNDERLYING INVESTMENT OPTIONS. IF AN ORDER IS GRANTED, INFORMATION WILL BE SENT TO ALL CONTRACT OWNERS REGARDING THE "EXCHANGE DATE" ON WHICH VP ADVANTAGE WILL BE ELIMINATED AS AN INVESTMENT OPTION AND VP BALANCED WILL BE SUBSTITUTED FOR VP ADVANTAGE.

     2. EFFECTIVE JULY 6, 1999, ALL REFERENCES TO WARBURG PINCUS ASSET MANAGEMENT, INC. IN YOUR PROSPECTUS CHANGED TO:

                       Credit Suisse Asset Management, LLC

     3. THE FOLLOWING UNDERLYING MUTUAL FUNDS ARE NO LONGER AVAILABLE AS INVESTMENT OPTIONS FOR POLICIES ISSUED ON OR AFTER SEPTEMBER 27, 1999:

                  American Century Variable Portfolios, Inc. -
                    American Century VP Capital Appreciation
     Strong Variable Insurance Funds, Inc. - Strong Discovery Fund II, Inc.
       Strong Variable Insurance Funds, Inc. - International Stock Fund II
              Warburg Pincus Trust - International Equity Portfolio
              Warburg Pincus Trust - Post-Venture Capital Portfolio

          CURRENT POLICIES ARE NOT AFFECTED BY THIS CHANGE.

     4. EFFECTIVE SEPTEMBER 1, 1999 "APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS" LOCATED ON PAGES 43 THROUGH 51 OF YOUR PROSPECTUS IS AMENDED AS FOLLOWS:

     NATIONWIDE SEPARATE ACCOUNT TRUST
     Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. Effective September 1, 1999, the investment advisory services previously performed by Nationwide Advisory Services ("NAS") were transferred to Villanova Mutual Fund Capital Trust ("VMF"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. The portfolio managers and subadvisers for each of the Funds continue to manage the Funds after the transfer to VMF.

o NSAT - MONEY MARKET FUND
         Investment Objective: The Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

                        NATIONWIDE LIFE INSURANCE COMPANY

           Flexible Premium Variable Universal Life Insurance Policies
                   Issued by Nationwide Life Insurance Company
                 through its Nationwide VLI Separate Account-3

                   The date of this prospectus is May 1, 1999

--------------------------------------------------------------------------------

This prospectus contains basic information you should know about the policies before investing.

Please read it and keep it for future reference.

THE FOLLOWING UNDERLYING MUTUAL FUNDS ARE AVAILABLE UNDER THE POLICIES:

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. A MEMBER OF THE AMERICAN CENTURY(SM)
  FAMILY OF INVESTMENTS

o    American Century VP Advantage
o    American Century VP Balanced
o    American Century VP Capital Appreciation
o    American Century VP Income & Growth
o    American Century VP International
o    American Century VP Value

DREYFUS

o    Dreyfus Stock Index Fund, Inc
o    The Dreyfus Socially Responsible Growth Fund, Inc.

DREYFUS VARIABLE INVESTMENT FUND

o    Growth & Income Portfolio*

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

o    VIP Equity Income Portfolio
o    VIP Growth Portfolio
o    VIP High Income Portfolio*
o    VIP Overseas Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

o    VIP II Asset Manager Portfolio
o    VIP II Contrafund Portfolio

NATIONWIDE SEPARATE ACCOUNT TRUST

o    Capital Appreciation Fund
o    Government Bond Fund
o    Money Market Fund
o    Total Return Fund
o    Nationwide Small Cap Value Fund
     (sub-adviser by The Dreyfus Corporation)
o    Nationwide Small Company Fund
     (sub-advisers by: The Dreyfus Corporation, Neuberger Berman, LLC, Lazard Asset Management, Strong Capital Management, Inc. and
     Warburg Pincus Asset Management, Inc.)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

o    AMT Balanced Portfolio
o    AMT Limited Maturity Bond Portfolio
o    AMT Growth Portfolio
o    AMT Guardian Portfolio
o    AMT Partners Portfolio

OPPENHEIMER VARIABLE ACCOUNTS FUNDS

o    Oppenheimer Bond Fund/VA
o    Oppenheimer Global Securities Fund/VA
o    Oppenheimer Multiple Strategies Fund/VA

STRONG OPPORTUNITY FUND II, INC. (FORMERLY STRONG SPECIAL FUND II, INC.)

STRONG VARIABLE INSURANCE FUNDS, INC.

o    Strong Discovery Fund II, Inc.
o    International Stock Fund II

VAN ECK WORLDWIDE INSURANCE TRUST

o    Worldwide Bond Fund
o    Worldwide Emerging Markets Fund
o    Worldwide Hard Assets Fund

VAN KAMPEN LIFE INVESTMENT TRUST

o    Morgan Stanley Real Estate Securities Portfolio

WARBURG PINCUS TRUST

o    International Equity Portfolio
o    Post-Venture Capital Portfolio*
o    Small Company Growth Portfolio

* These underlying mutual funds invest in lower quality debt securities commonly referred to as junk bonds.

To obtain copies of any underlying mutual fund prospectus, please call:

                                 1-800-547-7548
                            TDD  1-800-238-3035

or write:

                        NATIONWIDE LIFE INSURANCE COMPANY
                        P.O. BOX 182150
                        COLUMBUS, OHIO 43218-2150

Material incorporated by reference to this prospectus can be found on the SEC website at:
                                   www.sec.gov

THIS POLICY IS NOT:

     o    A BANK DEPOSIT;

     o    ENDORSED BY A BANK OR GOVERNMENT AGENCY;

     o    FEDERALLY INSURED; OR

     o    AVAILABLE IN EVERY STATE.

The life insurance policies offered by this prospectus are flexible premium variable universal life insurance policies. They provide flexibility with the amount and frequency of premium payments. For policies issued in New York under a group contract, references through out this prospectus to "policy(ies)" will mean "certificate(s)" and "policy owners(s)" will mean "certificate owner(s)." A cash surrender value may be offered if the policy is terminated during the lifetime of the insured.

No claim is made that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The death benefit and cash value of this policy may vary to reflect the experience of the Nationwide VLI Separate Account-3 or the fixed account, depending on how premium payments are invested.

Investors assume certain risks when investing in the policies, including the risk of losing of money.

Nationwide guarantees the death benefit for as long as the policy is in force. Nationwide guarantees to keep the policy in force so long as minimum premium requirements have been met.

The cash surrender value is not guaranteed. The policy will lapse if the cash surrender value is insufficient to cover policy charges.

Benefits described in this prospectus may not be available in every jurisdiction
- refer to your policy for specific benefit information.

This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS

ATTAINED AGE- The insured's age on the policy date, plus the number of full years since the policy date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the cash value of the variable account.

BREAK POINT PREMIUM- The level annual premium at which the sales load is reduced on a current basis.

FIXED ACCOUNT- An investment option which is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

GUIDELINE LEVEL PREMIUM- The level annual premiums required to mature the policy under reasonable mortality and expense charges with an annual effective interest rate of 4%. It is calculated pursuant to Rule 6e-3(T) of the Investment Company Act of 1940.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units are separately maintained.

MATURITY DATE- The policy anniversary on or next following the insured's 95th birthday.

NATIONWIDE - Nationwide Life Insurance Company.

NET PREMIUMS- the actual premiums minus the percent of premium charges. The percent of premium charges are shown on the policy data page.

SPECIFIED AMOUNT- The dollar amount used to determine the death benefit under a policy.

VALUATION PERIOD- Each day the New York Stock Exchange is open for business.

VARIABLE ACCOUNT- Nationwide VLI Separate Account -3, a separate account of Nationwide Life Insurance Company that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS.................................................................3

SUMMARY OF POLICY EXPENSES................................................................6

UNDERLYING MUTUAL FUND ANNUAL EXPENSES....................................................7

SYNOPSIS OF THE POLICIES..................................................................9

NATIONWIDE LIFE INSURANCE COMPANY.........................................................9

NATIONWIDE ADVISORY SERVICES, INC........................................................10

INVESTING IN THE POLICY..................................................................10
     The Variable Account and Underlying Mutual Funds
     The Fixed Account

INFORMATION ABOUT THE POLICIES...........................................................12
     Minimum Requirements for Policy Issuance
     Premium Payments
     Pricing

POLICY CHARGES...........................................................................13
     Sales Load
     Premium Expense Charge
     Surrender Charges
     Reductions to Surrender Charges
     Monthly Cost of Insurance
     Monthly Administrative Charge
     Increase Charge
     Mortality and Expense Risk Charge
     Income Tax
     Reduction of Charges

SURRENDERING THE POLICY FOR CASH.........................................................16
     Surrender (Redemption)
     Cash Surrender Value
     Partial Surrenders
     Preferred Partial Surrenders
     Reduction of the Specified Amount
     Income Tax Withholding

VARIATION IN CASH VALUE..................................................................17
     Error in Age or Sex

POLICY PROVISIONS........................................................................18
     Policy Owner
     Beneficiary
     Changes in Existing Insurance Coverage

OPERATION OF THE POLICY..................................................................19
     Allocation of Net Premium and Cash Value
     How the Investment Experience is Determined
     Net Investment Factor
     Determining the Cash Value
     Transfers

RIGHT TO REVOKE..........................................................................21

POLICY LOANS.............................................................................22
     Taking a Policy Loan
     Effect on Investment Performance
     Interest
     Effect on Death Benefit and Cash Value
     Repayment

ASSIGNMENT...............................................................................23

POLICY OWNER SERVICES....................................................................23
     Dollar Cost Averaging

DEATH BENEFIT INFORMATION................................................................24
     Calculations of the Death Benefit
     Changes in the Death Benefit
     Proceeds Payable on Death
     Incontestability
     Suicide
     Maturity Proceeds

EXCHANGE RIGHTS..........................................................................25

GRACE PERIOD.............................................................................26
     First Three Policy Years
     Policy Years Four and After
     All Policy Years
     Reinstatement

TAX MATTERS..............................................................................27
     Policy Proceeds
     Withholding
     Federal Estate and Generation-Skipping Transfers Taxes
     Non-Resident Aliens
     Taxation of Nationwide
     Tax Changes

LEGAL CONSIDERATIONS.....................................................................30

YEAR 2000 COMPLIANCE ISSUES..............................................................30

STATE REGULATION.........................................................................32

REPORTS TO POLICY OWNERS.................................................................32

ADVERTISING..............................................................................32

LEGAL PROCEEDINGS........................................................................32

EXPERTS..................................................................................34

REGISTRATION STATEMENTS..................................................................34

LEGAL OPINIONS...........................................................................34

DISTRIBUTION OF THE POLICIES.............................................................34

ADDITIONAL INFORMATION ABOUT NATIONWIDE..................................................36

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS.......................................43

APPENDIX B: ILLUSTRATIONS OF SURRENDER CHARGES...........................................52

APPENDIX C: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS......54

SUMMARY OF POLICY EXPENSES

Nationwide deducts certain charges from the policy. Charges are made for administrative and sales expenses, tax expenses, providing life insurance protection and assuming the mortality and expense risks.

Nationwide deducts a Sales Load and a Premium Expense Charge for state premium taxes from premium payments. The Sales Load is guaranteed never to exceed 3.5% of each premium payment. Currently, the Sales Load is reduced to 1.5% on any portion of the annual premium paid in excess of the annual break point premium (see "Sales Load"). The charge for state premium tax is approximately 2.5% of premiums for all states ("Premium Expense Charge").

Nationwide deducts a Mortality and Expense Risk Charge equal to an annual rate of 0.80% from the daily net assets of the variable account.

Nationwide deducts the following charges from the cash value of the policy:

     o    monthly Cost of Insurance

     o monthly cost of any additional benefits provided by riders to the policy

     o    Administrative Expense Charge(1)

     o    Increase Charge (applied to increases in the specified amount)(2)

     o    Surrender Charge(3).

(1) Nationwide deducts an Administrative Expense Charge of $12.50 per month in the first year and $5 per month thereafter. The charge is guaranteed not to exceed $25 per month in the first year and $7.50 per month in renewal years.

(2) Nationwide deducts an Increase Charge per $1,000 applied to any increase in the specified amount. The charge is $2.04 per year per $1,000 and is shown on the policy data page.

(3) For policies surrendered during the first nine policy years (see "Surrender Charges").

For more information about any policy charge, see "Policy Charges" in this prospectus.

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
             (as a percentage of underlying mutual fund net assets,
                          after expense reimbursement)

                                                            MANAGEMENT       OTHER        12b-1      TOTAL MUTUAL
                                                               FEES         EXPENSES       FEES      FUND EXPENSES

American Centry Variable Portfolios, Inc.-American             1.00%          0.00%        0.00%         1.00%
Century VP Advantage

American Century Variable Portfolios, Inc.-American            0.97%          0.00%        0.00%         0.97%
Century VP Balanced

American Century Variable Portfolios, Inc.-American            1.00%          0.00%        0.00%         1.00%
Century VP Capital Appreciation

American Century Variable Products, Inc.-American              0.70%          0.00%        0.00%         0.70%
Century VP Income & Growth

American Century Variable Portfolios, Inc.-American            1.47%          0.00%        0.00%         1.47%
Century VP International

American Century Variable Portfolios, Inc.-American            1.00%          0.00%        0.00%         1.00%
Century VP Value

The Dreyfus Socially Responsible Growth Fund                   0.75%          0.05%        0.00%         0.80%

Dreyfus Stock Index Fund, Inc.                                 0.25%          0.01%        0.00%         0.26%

Dreyfus Variable Investment Fund- Growth & Income              0.75%          0.05%        0.00%         0.80%
Portfolio.

Fidelity VIP Equity-Income Portfolio                           0.49%          0.08%        0.00%         0.57%

Fidelity VIP Growth Portfolio                                  0.59%          0.08%        0.00%         0.66%

Fidelity VIP High Income Portfolio                             0.58%          0.12%        0.00%         0.70%

Fidelity VIP Overseas Portfolio                                0.74%          0.15%        0.00%         0.89%

Fidelity VIP II Asset Manager Portfolio                        0.54%          0.09%        0.00%         0.63%

Fidelity VIP II Contrafund Portfolio                           0.59%          0.07%        0.00%         0.66%

Neuberger Berman AMT Balanced Portfolio                        0.85%          0.18%        0.00%         1.03%

Neuberger Berman AMT-Growth Portfolio                          0.83%          0.09%        0.00%         0.92%

Neuberger Berman - AMT Guardian Portfolio                      0.85%          0.15%        0.00%         1.00%

Neuberger Berman -AMT Limited Maturity Bond Portfolio          0.65%          0.11%        0.00%         0.76%

Neuberger Berman AMT-Partners Portfolio                        0.78%          0.06%        0.00%         0.84%

NSAT-Capital Appreciation Fund                                 0.60%          0.07%        0.00%         0.67%

NSAT-Government Bond Fund                                      0.50%          0.07%        0.00%         0.57%

NSAT-Money Market Fund                                         0.40%          0.06%        0.00%         0.46%

NSAT-Nationwide Small Cap Value Fund                           0.90%          0.15%        0.00%         1.05%

NSAT-Nationwide Small Company Fund                             1.00%          0.07%        0.00%         1.07%

NSAT-Total Return Fund                                         0.59%          0.06%        0.00%         0.65%

Oppenheimer Variable Account Funds-Bond Fund/VA                0.72%          0.02%        0.00%         0.74%

Oppenheimer Variable Account Funds-Global Securities           0.68%          0.06%        0.00%         0.74%
Fund/VA

                                                            MANAGEMENT       OTHER        12b-1      TOTAL MUTUAL
                                                               FEES         EXPENSES       FEES      FUND EXPENSES

Oppenheimer Variable Account Funds-Multiple Strategies/VA      0.72%          0.04%        0.00%         0.76%

Strong Opportunity Fund II, Inc.                               1.00%          0.16%        0.00%         1.16%

Strong Variable Insurance Funds, Inc. - Discovery Fund         1.00%          0.18%        0.00%         1.18%
II, Inc.

Strong Variable Insurance Funds, Inc. - International          1.00%          0.62%        0.00%         1.62%
Stock Fund II

Van Eck Worldwide Insurance Trust-Worldwide Bond Fund          1.00%          0.15%        0.00%         1.15%

Van Eck Worldwide Insurance Trust-Worldwide Emerging           1.00%          0.50%        0.00%         1.50%
Markets Fund

Van Eck Worldwide Insurance Trust-Worldwide Hard Assets        1.00%          0.16%        0.00%         1.16%
Fund

Van Kampen Life Investment Trust - Morgan Stanley Real         1.20%          0.00%        0.00%         1.20%
Estate Securities Portfolio

Warburg Pincus Trust-International Equity Portfolio            1.00%          0.33%        0.00%         1.33%

Warburg Pincus Trust-Post-Venture Capital Portfolio            1.08%          0.32%        0.00%         1.40%

Warburg Pincus Trust-Small Company Growth Portfolio            0.90%          0.24%        0.00%         1.14%


The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value to calculate the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.

                                                      MANAGEMENT       OTHER        12b-1      TOTAL MUTUAL
                                                         FEES         EXPENSES       FEES      FUND EXPENSES

Fidelity VIP Equity Income Portfolio                     0.49%          0.09%        0.00%            0.58%

Fidelity VIP Growth Portfolio                            0.59%          0.09%        0.00%            0.68%

Fidelity VIP Overseas Portfolio                          0.74%          0.17%        0.00%            0.91%

Fidelity VIP II Asset Manager Portfolio                  0.54%          0.10%        0.00%            0.64%

Fidelity VIP II Contrafund Portfolio                     0.59%          0.11%        0.00%            0.70%

NSAT - Nationwide Small Cap Value Fund                   0.90%          0.43%        0.00%            1.33%

Van Eck Worldwide Insurance Trust - Worldwide Hard       1.00%          0.20%        0.00%            1.20%
Assets Fund

Van Eck Worldwide Insurance Trust - Worldwide            1.00%          0.61%        0.00%            1.61%
Emerging Markets Fund

SYNOPSIS OF THE POLICIES

The policy offered by this prospectus provides for life insurance coverage on the insured. The death benefit and cash value of the policy may increase or decrease to reflect the performance of the investment options chosen by the policy owner (see "Death Benefit Information").

CASH SURRENDER VALUE


If the policy is terminated during the insured's lifetime, a cash surrender value may be payable under the policy. However, there is no guaranteed cash surrender value (see "Variation in Cash Value "). The policy will lapse without value if the cash surrender value falls below what is needed to cover policy charges.

PREMIUMS

The minimum initial premium for which a policy may be issued is equal to the minimum monthly premium. The initial premium is shown on the policy data page. Each premium payment must be at least equal to the minimum monthly premium.

Additional premium payments may be made at any time while the policy is in force, subject to certain restrictions (see "Premium Payments").

TAXATION

The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. Nationwide will monitor compliance with the tests provided by Section 7702 to insure the policies continue to receive this favored tax treatment (see "Tax Matters").

NONPARTICIPATING POLICIES

The policies are nonparticipating policies on which no dividends are payable. The policies do not share in the profits or surplus earnings of Nationwide.

RIDERS

A rider may be added to the policy. Availability varies by state (see "Riders").

Riders currently include:

o    Maturity Extension Endorsement;
o    Spouse Rider;
o    Child Rider;
o    Waiver of Monthly Deductions Rider;
o    Accidental Death Benefit Rider;
o    Base Insured Term Rider;
o    Accelerated Death Benefit Rider;
o    Change of Insured Rider; and
o    Guaranteed Minimum Death Benefit Rider.

POLICY CANCELLATION

Policy owners may return the policy for any reason within certain time periods and Nationwide will refund the policy value or the amount required by law (see "Right to Revoke").

NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March 1929, with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

CUSTODIAN OF ASSETS

Nationwide serves as the custodian of the assets of the variable account.

OTHER CONTRACTS ISSUED BY NATIONWIDE

Nationwide does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of Nationwide.

NATIONWIDE ADVISORY SERVICES, INC.

The policies are distributed by Nationwide Advisory Services, Inc., ("NAS") Three Nationwide Plaza, Columbus, Ohio 43215. NAS is a wholly owned subsidiary of Nationwide.

INVESTING IN THE POLICY

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide VLI Separate Account- 3 is a separate account that invests in the underlying mutual fund options listed in Appendix A. Nationwide established the separate account on August 8, 1984, pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to policy owners under the policies.

The variable account is divided into sub-accounts. Policy owners elect to have net premiums allocated among the sub-accounts and the fixed account at the time of application.

Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on policy owner instructions. A policy's investment performance depends upon the performance of the underlying mutual fund options chosen by the policy owner.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. The underlying mutual fund options are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

However the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Changes of Investment Policy

Nationwide may materially change the investment policy of the variable account. Nationwide must inform policy owners of any changes and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the policy owners or if it renders Nationwide's operations hazardous to the public. If a policy owner objects, the policy may be converted to a substantially comparable general account life insurance policy offered by Nationwide. The policy owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make the conversion. Nationwide will not require evidence of insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the policy converted on the date of the conversion.

Voting Rights

Policy owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote policy owner shares at special shareholder meetings based on policy owner instructions. However, if the law changes allowing Nationwide to vote in its own right, it may elect to do so.

Policy owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholder's vote as soon as possible before the shareholder meeting. Notification will contain proxy materials, and a form to return to Nationwide with voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Substitution of Securities

Nationwide may substitute, eliminate and/or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occur:

1. shares of a current underlying mutual fund option are no longer available for investment; or

2.   further investment in an underlying mutual fund option is inappropriate.

No substitution, elimination, and/or combination of shares may take place without the prior approval of the SEC and state insurance departments.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the policy owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect policy owners, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in other Nationwide separate accounts. It is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks. Under exemptive and exclusionary provisions, Nationwide's general account has not been registered under the Securities Act of 1933 and has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interest therein is subject to the provisions of these Acts. Nationwide has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the general account may, however, be subject to certain general applicable provisions of the federal securities law concerning the accuracy and completeness of statements made in prospectuses.

Premiums will be allocated to the fixed account by election of the policy owner.

The investment income earned by the fixed account will be allocated to the contracts at varying rate(s) set by Nationwide. The guaranteed rate for any premiums will be effective for not less than twelve months. Nationwide guarantees that the rate will not be less than 4.0% per year.

Any interest in excess of 4.0% will be credited to fixed account allocations at Nationwide's sole discretion. The policy owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 4.0% for any given year.

Nationwide guarantees that the fixed account contract value will not be less than the amount of purchase payments allocated to the fixed account, plus interest credited as described above, less any applicable charges including CDSC.

New premiums deposited to the contract and allocated to the fixed account may receive a different rate of interest than amounts transferred from the sub-accounts to the fixed account and amounts maturing in the fixed account.

INFORMATION ABOUT THE POLICIES

MINIMUM REQUIREMENTS FOR ISSUANCE OF A POLICY

This policy provides life insurance coverage with the flexibility to vary the amount and frequency of premium payments. Minimum requirements for policy issuance include:

     o    the insured must be age 80 or younger;

     o Nationwide may require satisfactory evidence of insurability (including a medical exam); and

     o a minimum specified amount $50,000 ($100,000 in Pennsylvania and New Jersey).

PREMIUM PAYMENTS

Each premium payment must be at least equal to the minimum monthly premium. The initial premium is payable in full at Nationwide's home office or to an authorized agent of Nationwide.

Upon payment of the initial premium, temporary insurance may be provided. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial premium, and delivery of the policy while the insured is still living.

Additional premium payments may be made at any time while the policy is in force, subject to the following conditions:

     o Nationwide may require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk.

     o During the first 3 policy years, the total premium payments, less any policy indebtedness and less any partial surrenders, less any partial surrender fee, must be greater than or equal to the minimum premium requirement in order to guarantee the policy remain in force. (The minimum premium requirement is shown on the policy data page.)

     o Premium payments in excess of the premium limit established by the IRS to qualify the policy as a contract for life insurance will be refunded.

     o Nationwide may require policy indebtedness be repaid prior to accepting any additional premium payments.

Additional premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor premiums paid and other policy transactions and will notify the policy owner when non-modified endowment contract status is in jeopardy.

PRICING

Premiums will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

o    New Year's Day                      o    Independence Day
o    Martin Luther King, Jr. Day         o    Labor Day
o    Presidents' Day                     o    Thanksgiving
o    Good Friday                         o    Christmas
o    Memorial Day

Nationwide also will not price premium payments if:

     (1)  trading on the New York Stock Exchange is restricted;

     (2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

     (3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist.

If Nationwide is closed on days when the New York Stock Exchange is open, contract value may be affected since the policy owner would not have access to their account.

POLICY CHARGES

SALES LOAD

Nationwide deducts a Sales Load from each premium payment received. It is guaranteed not to exceed 3.5% of each premium payment. Currently, the Sales Load is reduced to 1.5% on any portion of the annual premium paid in excess of the break point premium. The break point premium amount is located on the policy data page.

The total sales load actually deducted from any policy will be equal to the sum of this front-end sales load plus any sales surrender charge.

PREMIUM EXPENSE CHARGE

Nationwide deducts a charge for state premium taxes when incurred, equal to 2.5% of premiums for all states. This charge reimburses Nationwide for administrative expenses on an aggregate basis including premium taxes imposed by various state and local jurisdictions.

Nationwide expects to pay an average state premium tax rate of approximately 2.50% of premiums for all states. State tax rates can range from 0% to 4%. This charge may be more or less than the amount actually assessed by the state in which a particular policy owner lives.

Nationwide does not expect to make a profit from this charge.

SURRENDER CHARGES

Nationwide deducts a Surrender Charge from the cash value of any policy surrendered during the first nine years. The maximum initial Surrender Charge varies by issue age, sex, specified amount and underwriting classification. The Surrender Charge is calculated based on the initial specified amount.

The following tables illustrate the maximum initial Surrender Charge per $1,000 of initial specified amount for policies which are issued on a standard basis. See Appendix B for specific examples.

                INITIAL SPECIFIED AMOUNT $50,000-$99,999

       Issue      Male       Female       Male       Female
        Age   Non-Tobacco  Non-Tobacco  Standard    Standard

        25       $7.776       $7.521      $8.369      $7.818

        35       $8.817       $8.398      $9.811      $8.891

        45      $12.191      $11.396     $13.887     $12.169

        55      $15.636      $14.011     $18.415     $15.116

        65      $22.295      $19.086     $26.577     $20.641


                  INITIAL SPECIFIED AMOUNT $100,000+

       Issue      Male       Female       Male       Female
        Age   Non-Tobacco  Non-Tobacco  Standard    Standard

         25       $5.776     $5.521      $6.369      $5.818

         35       $6.817     $6.398      $7.811      $6.891

         45       $9.691     $8.896     $11.387      $9.669

         55      $13.136    $11.511     $15.915     $12.616

         65      $21.295    $18.086     $25.577     $19.641


The Surrender Charge is comprised of two components:

     o    an underwriting component; and

     o    sales component.

The underwriting component varies by issue age in the following manner:

                        $1,000 OF INITIAL SPECIFIED AMOUNT

               Issue      Specified Amounts      Specified Amounts
                Age       less than $100,000     $100,000 or more

                0-35           $6.00                  $4.00

                36-55          $7.50                  $5.00

                56-80          $7.50                  $6.50


The underwriting component is designed to cover the administrative expenses associated with underwriting and issuing policies, including the costs of:

     o    processing applications;

     o    conducting medical exams;

     o    determining insurability and the insured's underwriting class; and

     o    establishing policy records.

The remainder of the Surrender Charge that is not attributable to the underwriting component represents the sales component. In no event will this component exceed 26 1/2% of the lesser of the Guideline Level Premium required in the first year or the premiums actually paid in the first year. The purpose of the sales component is to reimburse Nationwide for expenses incurred in the distribution of the policies.

The Surrender Charge may be insufficient to recover certain expenses related to the sale of the policies. Unrecovered expenses are borne by Nationwide's general assets which may include profits, if any, from the Mortality and Expense Risk Charge. Additional premiums and/or income earned on assets in the variable account have no effect on these charges.

REDUCTIONS TO SURRENDER CHARGES

Surrender charges are reduced in subsequent policy years as follows:

 COMPLETED POLICY     SURRENDER CHARGE AS A % OF
      YEARS           INITIAL SURRENDER CHARGES

        0                        100%

        1                        100%

        2                        90%

        3                        80%

        4                        70%

        5                        60%

        6                        50%

        7                        40%

        8                        30%

        9+                        0%


The Surrender Charge is reduced by any partial Surrender Charge actually paid on previous decreases in specified amount.

For the initial specified amount, a completed policy year (in the chart above) is measured from the issue date. For any increase in specified amount, a completed policy year (in the chart above) is measured from the effective date of the increase.

Special guaranteed maximum surrender charges apply in Pennsylvania (see Appendix
B).

MONTHLY COST OF INSURANCE

The Cost of Insurance Charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the policy's cash value, each calculated at the beginning of the policy month. This deduction is charged proportionately to the cash value in each sub-account and the fixed account.

If Death Benefit Option 1 is in effect and there have been increases in the specified amount, then the cash value will first be considered a part of the initial specified amount. If the cash value exceeds the initial specified amount, it will then be considered a part of the additional increases in specified amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates for policies issued on specified amounts less than $100,000 are based on the 1980 Commissioners Extended Term Mortality Table, Age Last Birthday (1980
CET). Guaranteed cost of insurance rates for policies issued on specified amounts $100,000 or more are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the guaranteed cost of insurance rate on a standard basis. These mortality tables are sex distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco.

For policies issued in Texas on a standard basis ("Special Class - Standard" in Texas), guaranteed cost of insurance rates for specified amounts less than $100,000 are based on 130% of the 1980 CSO.

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Nationwide may also issue certain policies on a "non medical" basis to certain categories of individuals. Due to the underwriting criteria established for policies issued on a non medical basis, actual rates will be higher than the current cost of insurance rates being charged under policies that are medically underwritten.

MONTHLY ADMINISTRATIVE CHARGE

Nationwide deducts an Administrative Expense Charge proportionately to the cash value in each sub-account and the fixed account on a monthly basis. This charge reimburses Nationwide for certain actual expenses related to maintenance of the policies including accounting and record keeping, and periodic reporting to policy owners. Nationwide does not expect to recover any amount in excess of aggregate maintenance expenses from this charge. Currently, this charge is $12.50 per month in the first year, $5 per month in renewal years. Nationwide may, at its sole discretion, increase this charge.

However, Nationwide guarantees that this charge will never exceed $25 per month in the first year and $7.50 per month in renewal years.

INCREASE CHARGE

The Increase Charge is deducted from cash value when the policy owner requests an increase in the specified amount. It is used to cover the cost of underwriting the requested increase and processing and distribution expenses related to the increase.

The Increase Charge is comprised of two components: underwriting and administration; and sales. The underwriting and administration component is $1.50 per year per $1,000. The sales component is equal to $0.54 per year per $1000. Nationwide does not expect to realize a profit from this charge.

MORTALITY AND EXPENSE RISK CHARGE

Nationwide assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the policies is that the insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the policies may be greater than expected. In addition, Nationwide assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to policies that lapse or are surrendered in the early policy years. Nationwide deducts the Mortality and Expense Risk Charge from the variable account on a daily basis. The charge is equivalent to an annual effective rate of 0.80% of the daily net assets of the variable account. Each policy anniversary starting on the 10th anniversary, if the cash surrender value is $25,000 or more, the mortality and expense risk charge is reduced to 0.50% on an annual basis. For policies issued in New York, the reduction occurs regardless of the cash surrender value. Policy owners receive quarterly and annual statements, advising policy owners of the cancellation of accumulation units for mortality and expense risk charges.

All charges are guaranteed. Nationwide may realize a profit from policy charges.

INCOME TAX

No charge is assessed to policy owners for income taxes incurred by Nationwide as a result of the operations of the sub-accounts. However, Nationwide reserves the right to assess a charge for income taxes against the variable account if income taxes are incurred.

REDUCTION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. Nationwide may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to Nationwide. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by Nationwide, (including employees of Nationwide and their families).

Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

     o    the number of insureds;

     o    the total premium expected to be paid;

     o    total assets under management for the policy owner;

     o    the nature of the relationship among individual insureds;

     o    the purpose for which the policies are being purchased;

     o    the expected persistency of individual policies; and

     o any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of services.

SURRENDERING THE POLICY FOR CASH

SURRENDER (REDEMPTION)

Policies may be surrendered for the cash surrender value any time while the insured is living. The cancellation will be effective as of the date Nationwide receives the policy accompanied by a signed, written request for cancellation. Nationwide may require the policy owner's signature to be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan, which is a member of the Federal Deposit Insurance Corporation. In some cases, Nationwide may require additional documentation of a customary nature.

Cash Surrender Value

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any charges, indebtedness or other deductions due on that date, which may also include a Surrender Charge.

Partial Surrenders

After the policy has been in force for one year, the policy owner may request a partial surrender.

Partial surrenders are permitted if they satisfy the following requirements:

     1)   the minimum partial surrender is $500;

     2) partial surrenders may not reduce the specified amount to less than $50,000;

     3) after a partial surrender, the cash surrender value is greater than $500 or an amount equal to three times the current monthly deduction if higher;

     4) maximum total partial surrenders in any policy year are limited to 10% of the total premium payments. Currently, this requirement is waived beginning in the 15th year if the cash surrender value is $10,000 or more after the withdrawal; and

     5) after the partial surrender, the policy continues to qualify as life insurance.

When a partial surrender is made, the cash value will be reduced by the amount of the partial surrender. Under Death Benefit Option 1, the specified amount is reduced by the amount of the partial surrender, unless the death benefit is based on the applicable percentage of cash value. In that case, a partial surrender will decrease the specified amount by the amount the partial surrender exceeds the difference between the death benefit and specified amount.

Surrenders charges are waived for partial surrenders that satisfy the above conditions. Certain partial surrenders may result in currently taxable income and tax penalties.

REDUCTION OF THE SPECIFIED AMOUNT

When a partial surrender is made, in addition to the cash value being reduced by the amount of the partial surrender, the specified amount may also be reduced, (except in the case of a preferred partial surrender.) The reduction to the specified amount will be made in the following order:

     (1)  against the most recent increase in the specified amount;

     (2) against the next most recent increases in the specified amount in succession; and

     (3)  against the specified amount under the original application.

Nationwide reserves the right to deduct a fee from the partial surrender amount. The maximum fee is $25.00. Certain partial surrenders may result in currently taxable income and tax penalties.

INCOME TAX WITHHOLDING

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax adviser.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

     (1)  the value each year of the life insurance protection provided;

     (2)  an amount equal to any employer-paid premiums; or

     (3) some or all of the amount by which the current value exceeds the employer's interest in the policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

VARIATION IN CASH VALUE

On any date during the policy year, the cash value equals the cash value on the preceding valuation date plus any net premium applied since the previous valuation date, minus any partial surrenders, plus or minus any investment results, minus any surrender charge for decreases in specified amount, and less any policy charges.

There is no guaranteed cash value. The cash value will vary with the investment experience of the variable account and/or the daily crediting of interest in the fixed account and policy loan account depending on the allocation of cash value by the policy owner.

ERROR IN AGE OR SEX

If the age or sex of the insured has been misstated, the affected death benefit and cash value will be adjusted to reflect the correct age and sex. The cash value will be adjusted to reflect the Cost of Insurance Charge on the correct age and sex from the policy date.

POLICY PROVISIONS

POLICY OWNER

While the insured is living, all rights in this policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a contingent policy owner or a new policy owner while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded. Nationwide may require that the policy be submitted for endorsement before making a change.

If the policy owner is other than the insured and names no contingent policy owner, and dies before the insured, the policy owner's rights in this policy belong to the policy owner's estate.

BENEFICIARY

The beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a new beneficiary while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded.

If any beneficiary predeceases the insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named beneficiary survives the insured, the death proceeds will be paid to the policy owner or the policy owner's estate.

CHANGES IN EXISTING INSURANCE COVERAGE

The policy owner may request certain changes in the insurance coverage under the policy. Requests must be in writing and received by Nationwide. No change will take effect unless the cash surrender value after the change is sufficient to keep the policy in force for at least 3 months.

Specified Amount Increases

After the first policy year, the policy owner may request an increase to the specified amount. Any increase will be subject to the following conditions:

     1.   the request must be applied for in writing;

     2.   satisfactory evidence of insurability must be provided;

     3.   the increase must be for a minimum of $10,000;

     4. the cash surrender value is sufficient to continue the policy in force for at least 3 months; and

     5.   age limits are the same as for a new issue.

Any approved increase will have an effective date of the monthly anniversary day on or next following the date Nationwide approves the supplemental application. Nationwide reserves the right to limit the number of specified amount increases to one each policy year.

Specified Amount Decreases

After the first policy year, the policy owner may also request a decrease to the specified amount. Any approved decrease will be effective on the monthly anniversary day on or next following the date Nationwide receives the request. Any such decrease shall reduce insurance in the following order:

     1.   against insurance provided by the most recent increase;

     2.   against the next most recent increases successively; and

     3.   against insurance provided under the original application.

Nationwide reserves the right to limit the number of specified amount decreases to one each policy year. Nationwide will refuse a request for a decrease which would:

     1. reduce the specified amount to less than $50,000 ($100,000 in New Jersey) ; or

     2.   disqualify the policy as a contract for life insurance.

RIDERS

A rider may be added as an addition to the policy. Rider availability varies by state.

MATURITY EXTENSION ENDORSEMENT: This rider provides the ability to extend the maturity date of the policy until the date of the insured's death. Upon election of this rider, several restrictions impact the policy owner's ability to make certain policy changes, Nationwide automatically will make several policy changes to reduce its risk, and no further premium payments will be accepted.

SPOUSE RIDER: This rider provides a level amount of term insurance on the spouse of the primary insured. This rider may be added after issue of the base policy. The Spouse Rider minimum face amount is $25,000 and the maximum face amount is $500,000.

CHILD RIDER: This rider provides term insurance on each insured child and may be added after issue of the base policy. The minimum amount of coverage is $3,000 and the maximum is $25,000. Eligible application ages are 15 days up to and including age 17.

WAIVER OF MONTHLY DEDUCTIONS RIDER: This rider is available to insureds age 15-59 and provides for the waiver of total policy monthly deductions by Nationwide upon delivery of sufficient documentation of the primary insured's disability. Benefit duration under this rider is limited based on the age at which disability occurs and the duration of the disability.

ACCIDENTAL DEATH BENEFIT RIDER: This rider provides a death benefit payable in addition to the face amount of the base policy. The Accidental Death Benefit Rider may be added after issue of the base policy. The minimum face amount is $1,000 and the maximum face amount for this rider is $200,000. This rider is available to insureds age 5-65.

BASE INSURED TERM RIDER: This rider provides term insurance on the base insured age 18-70. This rider is a non-commissionable supplement to the base policy and may be added after issue of the base policy. Level or automatically decreasing death benefits may be chosen by the policy owner.

ACCELERATED DEATH BENEFIT RIDER: This rider allows for up to 50% of the policy's net amount at risk to be paid to the policy owner if the insured is diagnosed with a terminal illness resulting in a life expectancy of 12 months or less.

CHANGE OF INSURED RIDER: The named insured on the policy may be exchanged for a new insured, subject to approval. The rider requires a written application and satisfactory evidence of insurability. After the exchange, the cost of insurance charges will be based on the new insured's age and risk class.

GUARANTEED MINIMUM DEATH BENEFIT RIDER: This rider permits the purchase of an extension in the duration of guaranteed death benefit and must be added prior to issue of the base policy.

OPERATION OF THE POLICY

ALLOCATION OF NET PREMIUM AND CASH VALUE

Nationwide allocates premium payments to sub-accounts or the fixed account, as instructed by policy owners. Shares of the underlying mutual funds allocated to the sub-accounts are purchased at net asset value, than converted into accumulation units. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%.

Future premium allocations may be changed by giving written notice to Nationwide.

Premiums allocated to sub-accounts on the application will be allocated to the NSAT-Money Market Fund during the period that a policy owner can cancel the policy, unless specific state require premiums to be allocated to the fixed account. At the expiration of this cancellation period, these premiums are used to purchase shares of the underlying mutual funds specified by the policy owner at net asset value for the respective sub-account(s).

The policy owner may change the allocation of net premiums or may transfer cash value from one sub-account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus. Net premiums allocated to the fixed account at the time of application may not be transferred from the fixed account prior to the first policy anniversary (see "Transfers").

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The accumulation unit value for a valuation period is determined by multiplying the accumulation unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period. Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period. The number of accumulation units will not change as a result of investment experience.

NET INVESTMENT FACTOR

Net investment factor is determined by dividing (a) by (b) and subtracting (c) from the result where:

(a)  is:

     (1) the net asset value per share of the underlying mutual fund held in the sub-account as of the end of the current valuation period; and

     (2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the "ex-dividend" date occurs during the current valuation period).

(b) is the net asset value per share of the underlying mutual fund determined as of the end of the immediately preceding valuation period.

(c) is a factor representing the daily Mortality and Expense Risk Charge. This factor is equal to an annual rate of 0.80% of the daily net assets of the variable account. Each policy anniversary starting on the 10th the Mortality and Expense Risk Charge is reduced to 0.50% on an annual basis of the daily net assets of the variable account if the cash surrender value is $25,000 or more each anniversary. For policies issued in New York, the charge is reduced regardless of the cash surrender value on each anniversary.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease. Currently, Nationwide does not maintain a tax reserve with respect to the policies since income with respect to the underlying mutual funds is not taxable to Nationwide or the variable account. Nationwide reserves the right to adjust the calculation of the net investment factor to reflect a tax reserve should such income of other items become taxable to Nationwide. It should be noted that changes in the net investment factor may not be directly proportional to changes in the net asset value of underlying mutual fund shares, because of the deduction for the Mortality and Expense Risk Charge, and any charge or credit for tax reserves.

DETERMINING THE CASH VALUE

The cash value is the sum of the value of all variable account accumulation units attributable to the policy plus amounts credited to the fixed account and the policy loan account.

The number of accumulation units credited to each sub-account is determined by dividing the net amount allocated to the sub-account by the accumulation unit value for the sub-account for the valuation period during which the premium is received by Nationwide. In the event part or all of the cash value is surrendered or charges or deductions are made against the cash value, an appropriate number of accumulation units from the variable account and an appropriate amount from the fixed account will be deducted in the same proportion that the policy owner's interest in the variable account and the fixed account bears to the total cash value.

The cash value in the fixed account and the policy loan account is credited with interest daily at an effective annual rate which Nationwide periodically declares. The annual effective rate will never be less than 4%. (For a description of the annual effective credited rates, see "The Fixed Account" and "Policy Loans.") Upon request, Nationwide will inform the policy owner of the then applicable rates for each account.

TRANSFERS

Policy owners can transfer 100% of allocations without penalty or adjustment subject to the following conditions:

o Nationwide reserves the right to restrict transfers between the fixed account and the sub-accounts to one per policy year.

o Transfers made to the fixed account may not be made in the first policy year.

o Nationwide reserves the right to restrict transfers from the fixed account to 25% of the cash value attributable to the fixed account.

o Nationwide reserves the right to restrict transfers to the fixed account to 25% of cash value.

Transfer Requests

Nationwide will accept transfer requests in writing or over the telephone. Nationwide will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following instructions it reasonably determined to be genuine. Nationwide may withdraw the telephone exchange privilege upon 30 days written notice to policy owners.

Market-Timing Firms

Some policy owners may use market-timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market- timing firms will submit transfer requests on behalf of multiple policy owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with the ability of Nationwide or the underlying mutual fund to process transactions. This can potentially disadvantage policy owners not using market-timing firms. To avoid this, Nationwide may modify the transfer rights of policy owners who use market-timing firms (or other third parties) to initiate transfers on their behalf.

The transfer rights of individual policy owners will not be modified in any way when instructions are submitted directly by the policy owner, or by the policy owner's representative (as authorized by the execution of a valid Nationwide Limited Power of Attorney Form). To protect policy owners, Nationwide may refuse transfer requests:

     o submitted by any agent acting under a power of attorney on behalf of more than one policy owner; or

     o submitted on behalf of individual policy owners who have executed pre-authorized exchange forms which are submitted by market-timing firms (or other third parties) on behalf of more than one policy owner at the same time.

Nationwide will not restrict transfer rights unless Nationwide believes it to be necessary for the protection of all policy owners.

RIGHT TO REVOKE

A policy owner may cancel the policy by returning it by the latest of:

     o    10 days after receiving the policy;

     o    45 days after signing the application; or

     o    10 days after Nationwide delivers a Notice of Right of Withdrawal.

The policy can be mailed to the registered representative who sold it, or directly to Nationwide.

Returned policies are deemed void from the beginning. Nationwide will refund the amount prescribed by the state in which the policy was issued within seven days after it receives the policy. This right varies by state.

POLICY LOANS

TAKING A POLICY LOAN

The policy owner may take a policy loan at any time after the first policy year using the policy as security. Maximum policy indebtedness is limited to 90% of the cash value of the variable account, less any surrender charges, less interest due on the next policy anniversary.

For policies issued in Texas, maximum policy indebtedness is limited to 90% of the cash value in the sub-accounts and 100% of the cash value in the fixed account, less surrender charges and interest due on the next policy anniversary.

Nationwide will not grant a loan for an amount less than $200. Policy indebtedness will be deducted from the death benefit, cash surrender value upon surrender, or the maturity proceeds.

Any request for a policy loan must be in written form. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties.

A policy owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the policy from lapsing. The amount of the payments necessary to prevent the policy from lapsing will increase with age.

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the variable account to the policy loan account. If the assets relating to a policy are held in more than one sub-account, withdrawals from sub-accounts will be made in proportion to the assets in each sub-account at the time of the loan. Policy loans will be transferred from the fixed account only when sufficient amounts are not available in the sub-accounts.

The amount taken out of the variable account will not be affected by the variable account's investment experience while the loan is outstanding.

INTEREST

Currently, policy loans are credited with an annual effective rate of 5.1% during policy years 2 through 14 and an annual effective rate of 6% during the 15th and subsequent policy years. Nationwide guarantees the rate will never be lower than 5.1%. Nationwide may change the current interest crediting rate on policy loans at any time at its sole discretion. The loan interest rate is 6% per year for all policy loans.

If it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law.

Amounts transferred to the policy loan account will earn interest daily from the date of transfer. The earned interest is transferred from the policy loan account to a variable account or the fixed account on each policy anniversary, at the time a new loan is requested or at the time of loan repayment. It will be allocated according to the fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each policy year or at the time of loan repayment. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total policy indebtedness plus accrued interest exceeds the cash value less any surrender charges, Nationwide will send a notice to the policy owner and the assignee, if any. The policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total policy indebtedness to an amount equal to the total cash value less any surrender charges plus an amount sufficient to continue the policy in force for 3 years.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A policy loan, whether or not repaid, will have a permanent effect on the death benefit and cash value because the investment results of the variable account or the fixed account will apply only to the non-loaned portion of the cash value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the variable account or the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the indebtedness may be repaid at any time while the policy is in force during the insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the sub-accounts and the fixed account in proportion to the policy owner's underlying mutual fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. Nationwide reserves the right to require that any loan repayments resulting from policy loans transferred from the fixed account must be first allocated to the fixed account.

ASSIGNMENT

While the insured is living, the policy owner may assign his or her rights in the policy. The assignment must be in writing, signed by the policy owner and recorded at Nationwide's home office. Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment. Assignments are subject to any indebtedness owed to Nationwide before being recorded.

POLICY OWNER SERVICES

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from certain sub-accounts and the fixed account into other sub-accounts. Policy owners may participate in this program if their policy value is at least $15,000. Nationwide does not guarantee that this program will result in profit or protect policy owners from loss.

Policy owners direct Nationwide to automatically transfer specified amounts from the fixed account and the following underlying mutual fund options: Fidelity VIP High Income Portfolio; NSAT Government Bond Fund; Neuberger Berman AMT Limited Maturity Bond Portfolio; and the NSAT Money Market Fund.

The minimum monthly transfer is $100. Transfers from the fixed account must be equal to 1/30th of the fixed account value at the time the program is requested.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the policy owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide reserves the right to assess a processing fee for this service.

DEATH BENEFIT INFORMATION

CALCULATION OF THE DEATH BENEFIT

At issue, the policy owner selects the specified amount.

While the policy is in force, the death benefit will never be less than the specified amount. The death benefit may vary with the cash value of the policy, which depends on investment performance.

The policy owner may choose one of two death benefit options:

OPTION 1: The death benefit will be the greater of the specified amount or the applicable percentage of cash value. Under Option 1 the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations.

OPTION 2: The death benefit will be the greater of the specified amount plus the cash value, or the applicable percentage of cash value and will vary directly with the investment performance.

The term "applicable percentage" means:

     1. 250% when the insured is attained age 40 or less at the beginning of a policy year; and

     2. when the insured is above attained age 40, the percentage shown in the "Applicable Percentage of Cash Value Table."

                                           APPLICABLE PERCENTAGE OF CASH VALUE TABLE

             ATTAINED    PERCENTAGE OF    ATTAINED     PERCENTAGE OF     ATTAINED     PERCENTAGE OF
               AGE        CASH VALUE        AGE         CASH VALUE         AGE         CASH VALUE

               0-40          250%            60             130%            80            105%

              41             243%            61             128%            81            105%

              42             236%            62             126%            82            105%

              43             229%            63             124%            83            105%

              44             222%            64             122%            84            105%

              45             215%            65             120%            85            105%

              46             209%            66             119%            86            105%

              47             203%            67             118%            87            105%

              48             197%            68             117%            88            105%

              49             191%            69             116%            89            105%

              50             185%            70             115%            90            105%

              51             178%            71             113%            91            104%

              52             171%            72             111%            92            103%

              53             164%            73             109%            93            102%

              54             157%            74             107%            94            101%

              55             150%            75             105%            95            100%

              56             146%            76             105%

              57             142%            77             105%

              58             138%            78             105%

              59             134%            79             105%

CHANGES IN THE DEATH BENEFIT OPTION

After the first policy year, the policy owner may elect to change the death benefit option under the policy from either Option 1 to Option 2, or from Option 2 to Option 1. Only one change of death benefit option is permitted per policy year. The effective date of a change will be the monthly anniversary day following the date the change is approved by Nationwide.

If the change is from Option 1 to Option 2, the specified amount will be decreased by the amount of the cash value. Nationwide may require evidence of insurability for a change from Option 1 to Option 2. If the change is from Option 2 to Option 1, the specified amount will be increased by the amount of the cash value.

A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the current maximum premium limitations under
Section 7702 of the Internal Revenue Code.

PROCEEDS PAYABLE ON DEATH

The actual death proceeds payable on the insured's death will be the death benefit as described above, less any policy indebtedness and less any unpaid policy charges. Under certain circumstances, the death proceeds may be adjusted (see "Incontestability," "Error in Age or Sex," and "Suicide").

INCONTESTABILITY

Nationwide will not contest payment of the death proceeds based on the initial specified amount after the policy has been in force during the insured's lifetime for 2 years from the policy date. For any increase in specified amount requiring evidence of insurability, Nationwide will not contest payment of the death proceeds based on such an increase after it has been in force during the insured's lifetime for 2 years from its effective date.

SUICIDE

If the insured dies by suicide, while sane or insane, within two years from the policy date, Nationwide will pay no more than the sum of the premiums paid, less any indebtedness. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, Nationwide will pay no more than the amount paid for the additional benefit.

MATURITY PROCEEDS

The maturity date is the policy anniversary on or next following the insured's 95th birthday. If the policy is still in force, maturity proceeds are payable to the policy owner on the maturity date. Maturity proceeds are equal to the amount of the policy's cash value, less any indebtedness.

EXCHANGE RIGHTS

The policy owner may exchange the policy for a flexible premium adjustable life insurance policy offered by Nationwide on the policy date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the policy date. No evidence of insurability will be required.

The policy owner and beneficiary under the new policy will be the same as those under the exchanged policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original policy immediately prior to the exchange date. The new policy will have the same policy date and issue age as the original policy. The initial specified amount and any increases in specified amount will have the same rate class as those of the original policy. Any indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two policies. After adjustment, if any excess is owed the policy owner, Nationwide will pay the excess to the policy owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

GRACE PERIOD

First Three Policy Years

The policies will not lapse during the first three policy years provided that on each monthly anniversary day (1) is greater than or equal to (2), where:

     (1) is the sum of all premiums paid to date minus any policy indebtedness, minus any partial surrenders, and minus any partial surrender fee; and

     (2) is the sum of monthly minimum premiums required since the minimum premium, including the monthly minimum premium for the current monthly anniversary day.

If (1) is less than (2) and the cash surrender value is less than zero, a grace period of 61 days from the monthly anniversary day will be allowed for the payment of sufficient premium to satisfy the minimum premium requirement. If sufficient premium is not paid by the end of the grace period, the policy will lapse without value. In any event, the policy will not lapse as long as there is a positive cash surrender value.

Policy Years Four and After

If the cash surrender value on a monthly anniversary day is not sufficient to cover the current policy charges, a grace period of 61 days from the monthly anniversary day will be allowed for the payment of sufficient premium to cover the current policy charges due, plus an amount equal to three times the current monthly deduction.

All Policy Years

Nationwide will send a notice at the start of the grace period to the policy owner's last known address. If the insured dies during the grace period, Nationwide will pay the death proceeds.

REINSTATEMENT

If the grace period ends and the policy owner has neither paid the required premium nor surrendered the policy for its cash surrender value, the policy owner may reinstate the policy by:

     1. submitting a written request at any time within 3 years after the end of the grace period and prior to the maturity date;

     2.   providing evidence of insurability satisfactory to Nationwide;

     3. paying an amount of premium equal to the minimum monthly premiums missed since the beginning of the grace period, if the policy terminated to the first 3 policy years;

     4. paying sufficient premium to cover all policy charges that were due and unpaid during the grace period if the policy terminated in the fourth or later policy year;

     5. paying sufficient premium to keep the policy in force for 3 months from the date of reinstatement; and

     6. paying or reinstating any indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the monthly anniversary day on or next following the date the application for reinstatement is approved by Nationwide. If the policy is reinstated, the cash value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

     1.   the cash value at the end of the grace period; or

     2. the surrender charge for the policy year in which the policy was reinstated.

Amounts allocated to underlying mutual funds at the start of the grace period will be reinstated, unless the policy owner provides otherwise.

TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code.

Section 7702A of the Internal Revenue Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Internal Revenue Code states that taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals) are subject to federal income taxes in a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Internal Revenue Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2 or disabled or the distribution is part of an annuity to the policy owner as defined in the Internal Revenue Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual", as that term is defined in the Internal Revenue Code, are excludable from gross income.

It may not be advantageous to replace existing policies with policies described in this prospectus. It may be disadvantageous to purchase a policy to obtain additional insurance protection if the purchaser already owns a variable life insurance policy.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. Nationwide will monitor premiums paid and will notify the policy owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Internal Revenue Code.

In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts such as the variable account be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or Nationwide pays an amount to the

IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.

If the failure to diversify is not corrected in this manner, the policy owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the policy by lapse or the maturity of the policy on its Maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy Indebtedness exceeds the premiums paid into the policy, the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

WITHHOLDING

Distributions of income from a modified endowment contract are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is 31% of the income that is distributed and will arise of no Taxpayer Identification Number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.

FEDERAL ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 1999, an estate of less than $625,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisors regarding these taxes.

NON-RESIDENT ALIENS

Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual Taxpayer Identification Number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual Taxpayer Identification Number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includible in the recipient's gross income for United States federal income tax purposes, Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no Taxpayer Identification Number, or an incorrect Taxpayer Identification Number, is provided.

State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

TAXATION OF NATIONWIDE

Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the Death Proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advise, and should not take the place of your independent legal, tax and/or financial advisor.

LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women. Thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

YEAR 2000 COMPLIANCE ISSUES

Nationwide has developed and implemented a plan to address issues related to the Year 2000. The problem relates to many existing computer systems using only two digits to identify a year in a date field. These systems were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer systems could fail or create erroneous results when processing information dated after December 31, 1999. Like many organizations, Nationwide is required to renovate or replace many computer systems so that the systems will function properly after December 31, 1999.

Nationwide has completed an inventory and assessment of all computer systems and has implemented a plan to renovate or replace all applications that were identified as not Year 2000 compliant. Nationwide has renovated all applications that required renovation. Testing of the renovated programs included running each application in a Year 2000 environment and was completed as planned during 1998. For applications being replaced, Nationwide had all replacement systems in place and functioning as planned by year-end 1998. Conversions of existing traditional life policies will continue through second quarter, 1999. In addition, the shareholder services system that support our mutual fund products will be fully deployed in the first quarter of 1999.

Nationwide has completed an inventory and assessment of all vendor products and has tested and certified that each vendor product is Year 2000 compliant. Any vendor products that could not be certified as Year 2000 compliant were replaced or eliminated in 1998.

Nationwide has also addressed issues associated with the exchange of electronic data with external organizations. Nationwide has completed an inventory and assessment of all business partners including electronic interfaces. Processes have been put in place and programs initiated to process data irrespective of the format by converting non-compliant data into a Year 2000 compliant format.

Systems supporting Nationwide's infrastructure such as telecommunications, voice and networks will be compliant by March 1999. Nationwide's assessment of Year 2000 issues has also included non-information technology systems with embedded computer chips. Nationwide's building systems such as fire, security, elevators and escalators supporting facilities in Columbus, Ohio have been tested and are Year 2000 compliant.

In addition to resolving internal Year 2000 readiness issues, Nationwide is surveying significant external organizations (business partners) to assess if they will be Year 2000 compliant and be in a position to do business in the Year 2000 and beyond. Specifically, Nationwide has contacted mutual fund organizations that provide funds for our variable annuity and life products. The same action will continue during the first quarter of 1999 with wholesale producers. Nationwide continues its efforts to identify external risk factors and is planning to develop contingency plans as part of its ongoing risk management strategy.

Operating expenses in 1998 and 1997 included approximately $44.7 million and $45.4 million, respectively, for technology projects, including costs related to Year 2000. Nationwide anticipates spending approximately $5 million on Year 2000 activities in 1999. These expenses have no affect on the assets of the variable account and are not charged through to the policy owner.

Management does not anticipate that the completion of Year 2000 renovation and replacement activities will result in a reduction in operating expenses. Rather, personnel and resources currently allocated to Year 2000 issues will be assigned to other technology-related projects.

STATE REGULATION

Nationwide is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Nationwide for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Nationwide's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Nationwide's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Nationwide is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

REPORTS TO POLICY OWNERS

Nationwide will mail to the policy owner at the last known address of record:

     o an annual statement containing: the amount of the current death benefit, cash value, cash surrender value, premiums paid, monthly charges deducted, amounts invested in the fixed account and the sub-accounts, and policy indebtedness;

     o annual and semi-annual reports containing all applicable information and financial statements or their equivalent, which must be sent to the underlying mutual fund beneficial shareholders as required by the rules under the Investment Company Act of 1940 for the variable account; and

     o statements of significant transactions, such as changes in specified amount, changes in death benefit options, changes in future premium allocations, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

Nationwide is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the investment experience or financial strength of the variable account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

The general distributor, Nationwide Advisory Services, Inc. is not engaged in any litigation of any material nature.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

In February 1997, Nationwide was named as a defendant in a lawsuit filed in New York state court related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide Life Insurance Company). In April 1998, Nationwide was named as a defendant in a lawsuit filed in Ohio state court similar to the Snyder case (David and Joan Mishler v. Nationwide Life Insurance Company). In August 1998, Nationwide Mutual Insurance Company and Nationwide and the plaintiffs executed a stipulation of settlement and submitted it to the New York state court for approval. On August 20, 1998, the court in the Snyder case signed an order preliminarily approving a class for settlement purposes (which would include the Mishler case) and scheduled a fairness hearing for December 17, 1998. At the hearing, the court reviewed the fairness and reasonableness of the proposed settlement and issued a final order and judgment. The approved settlement provides for dismissal of both the Snyder and Mishler cases, bars class members from pursuing litigation against Nationwide Mutual Insurance Company and its affiliates, including Nationwide and its subsidiaries, relating to the allegations in the Snyder case, and provides class members with a potential value of approximately $100 million in policy adjustments, discounted premiums and discounted products.

In November 1997, two plaintiffs, one who was the owner of a variable life insurance policy and the other who was the owner of a variable annuity contract, commenced a lawsuit in a federal court in Texas against Nationwide and the American Century group of defendants (Robert Young and David D. Distad v. Nationwide Life Insurance Company et al.). In this lawsuit, plaintiffs seek to represent a class of variable life insurance policy owners and variable annuity contract owners whom they claim were allegedly misled when purchasing these variable contracts into believing that the performance of their underlying mutual fund option managed by American Century, whose shares may only be purchased by insurance companies, would track the performance of a mutual fund, also managed by American Century, whose shares are publicly traded. The amended complaint seeks unspecified compensatory and punitive damages. On April 27, 1998, the district court denied, in part, and granted, in part, Nationwide and American Century's motions to dismiss the complaint. The remaining claims against Nationwide allege securities fraud, common law fraud, civil conspiracy and breach of contract. On December 2, 1998, the district court issued an order denying plaintiffs' motion for class certification. On December 10, 1998, the district court stayed the lawsuit pending plaintiffs' petition to the federal appeals court for interlocutory review of the order denying class certification. On December 14, 1998, plaintiffs filed their petition for interlocutory review, on which the federal appeals court has not yet ruled. Nationwide intends to defend the case vigorously.

On October 29, 1998, Nationwide and certain of its subsidiaries were named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). The plaintiff in such lawsuit seeks to represent a national class of Nationwide's customers and seeks unspecified compensatory and punitive damages. Nationwide currently is evaluating this lawsuit, which has not been certified as a class. Nationwide intends to defend this lawsuit vigorously.

There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.

EXPERTS

The audited financial statements have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable account, Nationwide, and the policies offered hereby. Statements contained in this prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

LEGAL OPINIONS

Legal matters in connection with the policies described herein are being passed upon by Dietrich, Reynolds & Koogler, LLP One Nationwide Plaza, Columbus, Ohio 43215. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

DISTRIBUTION OF THE POLICIES

The policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD").

The policies will be distributed by the general distributor, Nationwide Advisory Services, Inc. ("NAS"). NAS was organized as an Ohio Corporation on April 8, 1965. NAS is a wholly owned subsidiary of Nationwide and a member of the NASD.

NAS acts as general distributor for the following separate accounts, all of which are separate investment accounts of Nationwide or its affiliates:

o    Nationwide Multi-Flex Variable Account
o    Nationwide DCVA-II
o    Nationwide Variable Account-II
o    Nationwide VLI Separate Account-3
o    Nationwide VLI Separate Account-4
o    Nationwide VLI Separate Account-5
o    Nationwide Variable Account
o    Nationwide Variable Account-5
o    Nationwide Variable Account-6
o    Nationwide Variable Account-8
o    Nationwide Variable Account-9
o    Nationwide Variable Account-10,
o    Nationwide VA Separate Account-A
o    Nationwide VA Separate Account-B
o    Nationwide VA Separate Account-C
o    Nationwide VL Separate Account-A
o    Nationwide VL Separate Account-B
o    Nationwide VL Separate Account-C
o    Nationwide VL Separate Account-D.

NAS also acts as principal underwriter for the following open-end management investment companies:

o    Nationwide Mutual Funds;
o    Nationwide Separate Account Trust; and
o    Nationwide Asset Allocation Trust.

Gross first year commissions paid by Nationwide on the sale of these policies plus fees for marketing services provided by the general distributor are not more than 35% of the target premium plus 4% of any excess premium payments. Gross renewal commissions in years 2-5 paid by Nationwide will not exceed 4% of actual premium payments, and will not exceed 2% in years 6+.

NATIONWIDE ADVISORY SERVICES, INC. - DIRECTORS AND OFFICERS

NAME AND                                         POSITIONS AND OFFICES
BUSINESS ADDRESS                                    WITH UNDERWRITER

Joseph J. Gasper                                President and Director
One Nationwide Plaza
Columbus, OH  43215

Dimon R. McFerson                                    Chairman and
One Nationwide Plaza                      Chief Executive Officer and Director
Columbus, OH  43215

Robert A. Oakley                      Executive Vice President - Chief Financial
One Nationwide Plaza                             Officer and Director
Columbus, OH  43215

Paul J. Hondros                                        Director
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                                        Director
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.              Executive Vice President - Chief Investment
One Nationwide Plaza                             Officer and Director
Columbus, OH 43215

Edwin P. McCausland, Jr.                   Senior Vice President-Fixed Income
One Nationwide Plaza                                  Securities
Columbus, OH 43215

Charles S. Bath
One Nationwide Plaza                          Vice President - Investments
Columbus, OH  43215

Dennis W. Click                               Vice President and Secretary
One Nationwide Plaza
Columbus, OH  43215

William G. Goslee
One Nationwide Plaza                                 Vice President
Columbus, OH  43215

James F. Laird, Jr.                            Vice President and General
One Nationwide Plaza                                    Manager
Columbus, OH  43215

Joseph P. Rath                           Vice President - Office of Product and
One Nationwide Plaza                                Market Compliance
Columbus, OH 43215

Alan A. Todryk                                 Vice President - Taxation
One Nationwide Plaza
Columbus, OH  43215

Christopher A. Cray                                    Treasurer
One Nationwide Plaza
Columbus, OH 43215

Elizabeth A. Davin                                 Assistant Secretary
One Nationwide Plaza
Columbus, OH 43215

NAME AND                                         POSITIONS AND OFFICES
BUSINESS ADDRESS                                    WITH UNDERWRITER

David E. Simaitis                                 Assistant Secretary
One Nationwide Plaza
Columbus, OH 43215

Patricia J. Smith                                 Assistant Secretary
One Nationwide Plaza
Columbus, OH 43215


ADDITIONAL INFORMATION ABOUT NATIONWIDE

The life insurance business, including annuities, is the only business in which Nationwide is engaged.

Nationwide markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

Nationwide serves as depositor for the following separate investment accounts, each of which is a registered investment company of Nationwide:

o    Nationwide Variable Account,
o    Nationwide Variable Account-II,
o    Nationwide Variable Account-3,
o    Nationwide Variable Account-4,
o    Nationwide Variable Account-5,
o    Nationwide Variable Account-6,
o    Nationwide Fidelity Advisor Variable Account,
o    Nationwide Variable Account-8,
o    Nationwide Variable Account-9,
o    Nationwide Variable Account-10,
o    MFS Variable Account,
o    Nationwide Multi-Flex Variable Account,
o    Nationwide VLI Separate Account,
o    Nationwide VLI Separate Account-2,
o    Nationwide VLI Separate Account-3,
o    Nationwide VLI Separate Account-4,
o    Nationwide VLI Separate Account -5,
o    NACo Variable Account,
o    Nationwide DC Variable Account and the
o    Nationwide DCVA-II.

Nationwide, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

Nationwide operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, Nationwide shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Nationwide does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. Nationwide shares home office, other facilities and equipment with Nationwide Mutual Insurance Company.

Company Management

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide Insurance Enterprise. The companies listed above have substantially common boards of directors and officers.

Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide Life Insurance Company. NFS serves as a holding company for other financial institutions. Nationwide Life Insurance Company is the sole owner of Nationwide Life and Annuity Insurance Company.

Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide Insurance Enterprise. Messrs. McFerson, Gasper, Woodward and Ms. Thomas are also trustees of one or more of the registered investment companies distributed by Nationwide Advisory Services, a registered broker-dealer affiliated with the Nationwide Insurance Enterprise.


DIRECTORS OF NATIONWIDE

DIRECTORS OF THE DEPOSITOR NAME AND          POSITIONS AND OFFICES
     PRINCIPAL BUSINESS ADDRESS                  WITH DEPOSITOR                  PRINCIPAL OCCUPATION

Lewis J. Alphin                                      Director           Farm Owner and Operator (1)
519 Bethel Church Road
Mount Olive, NC 28365

A. I. Bell                                           Director           Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701

Kenneth D. Davis                                     Director           Farm Owner and Operator (1)
7229 Woodmansee Road
Leesburg, OH 45135

Keith W. Eckel                                       Director           Partner, Fred W. Eckel Sons; President, Eckel
1647 Falls Road                                                         Farms, Inc. (1)
Clarks Summit, PA 18411

Willard J. Engel                                     Director           Retired General Manager, Lyon County Co-operative
301 East Marshall Street                                                Oil Company (1)
Marshall, MN 44691

Fred C. Finney                                       Director           Owner and Operator, Moreland Fruit Farm; Operator,
1558 West Moreland Road                                                 Melrose Orchard (1)
Wooster, OH 44691

Joseph J. Gasper                               President and Chief      President and Chief Operating Officer, Nationwide
One Nationwide Plaza                            Operating Officer       Life Insurance Company and Nationwide Life
Columbus, OH 43215                                 and Director         Insurance Company (2)

Dimon R. McFerson                               Chairman and Chief      Chairman and Chief Executive Officer- (2)
One Nationwide Plaza                            Executive Officer
Columbus, OH 43215                                 and Director

David O. Miller                             Chairman of the Board and   President, Owen Potato Farm, Inc.; Partner, M&M
115 Sprague Drive                                    Director           Enterprises (1)
Hebron, OH 43025

Yvonne L. Montgomery                                 Director           Senior Vice President-General Manager Southern
Suite 1600                                                              Customer Operations for U.S. Customer Operations,
2859 Paces Ferry Road                                                   Xerox Corporation (2)
Atlanta, GA 30339

DIRECTORS OF THE DEPOSITOR NAME AND          POSITIONS AND OFFICES
     PRINCIPAL BUSINESS ADDRESS                  WITH DEPOSITOR                  PRINCIPAL OCCUPATION

Ralph M. Paige                                       Director           Executive Director
2769 Church Street                                                      Federation of Southern Cooperatives/Land
East Point, Ga 30344                                                    Assistance Fund

James F. Patterson                                   Director           Vice President, Pattersons, Inc.; President,
8765 Mulberry Road                                                      Patterson Farms, Inc. (1)
Chesterland, OH 44026

Arden L. Shisler                                     Director           President and Chief Executive Officer,
1356 North Wenger Road                                                  K&B Transport, Inc. (1)
Dalton, OH 44618

Robert L. Stewart                                    Director           Owner and Operator Sunnydale Farms and Mining (1)
88740 Fairview Road
Jewett, OH 43986

Nancy C. Thomas                                      Director           Farm Owner and Operator, Da-Ma-Lor Farms (1)
1733A Westwood Avenue
Alliance, OH 44601

     (1)  Principal occupation for last 5 years.

     (2) Prior to assuming this current position, held other executive management positions with the same or affiliated companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.

Messrs. McFerson, Miller, Patterson, Shisler are directors of Nationwide Financial Services, Inc. Mr. McFerson and Ms. Thomas are trustees of Nationwide Mutual Funds, a registered investment company. Messrs. McFerson, Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies. Mr. McFerson is trustee of Nationwide Mutual Funds, a registered investment company. Mr. Engel is a director of Western Cooperative Transport.

EXECUTIVE OFFICERS OF NATIONWIDE


OFFICERS OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS               OFFICES OF THE DEPOSITOR

Dennis W. Click                                   Vice President - Secretary
One Nationwide Plaza
Columbus, OH 43215

Robert A. Oakley                                  Executive Vice President -
One Nationwide Plaza                              Chief Financial Officer
Columbus, OH 43215

Robert J. Woodward, Jr.                           Executive Vice President -
One Nationwide Plaza                              Chief Investment Officer
Columbus, OH 43215

James E. Brock                                    Senior Vice President -
One Nationwide Plaza                              Corporate Development
Columbus, OH 43215

John R. Cook, Jr.                                 Senior Vice President - Chief
One Nationwide Plaza                              Communications Officer
Columbus, OH 43215

Phillip C. Gath                                   Senior Vice President and
One Nationwide Plaza                              Chief Actuary - Nationwide
Columbus, OH 43215                                Financial Services

OFFICERS OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS               OFFICES OF THE DEPOSITOR

Richard D. Headley                                Senior Vice President - Chief
One Nationwide Plaza                              Information Technology Officer
Columbus, OH 43215

Donna A. James                                    Senior Vice President -
One Nationwide Plaza                              Human Resources
Columbus, OH 43215

Richard A. Karas                                  Senior Vice President - Sales
One Nationwide Plaza                              and Financial Services
Columbus, OH 43215

Douglas C. Robinette                              Senior Vice President -
One Nationwide Plaza                              Marketing and Product
Columbus, OH 43215                                Management

Susan A. Wolken                                   Senior Vice President - Life
One Nationwide Plaza                              Company Operations
Columbus, OH 43215

Bruce C. Barnes                                   Vice President - Technology
One Nationwide Plaza                              Strategy and Planning
Columbus, OH 43215

David A. Diamond                                  Vice President - Enterprise
One Nationwide Plaza                              Controller of Nationwide
Columbus, OH 43215                                Financial Services

Matthew S. Easley                                 Vice President - Investment
One Nationwide Plaza                              Life Actuarial
Columbus, OH 43215

R. Dennis Noice                                   Vice President Systems -
One Nationwide Plaza                              Nationwide Financial Services
Columbus, OH 43215

Joseph P. Rath                                    Vice President- Product and
One Nationwide Plaza                              Market Compliance
Columbus, OH 43215

Mark R. Thresher                                  Vice President - Finance and
One Nationwide Plaza                              Treasurer
Columbus, OH 43215

JOSEPH J. GASPER has been President and Chief Operating Officer of Nationwide and Director since April 1996. Previously, he was Executive Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from April 1995 to April 1996. He was Senior Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from September 1993 to April 1995. Prior to that time, Mr. Gasper held numerous positions within Nationwide. Mr. Gasper has been with Nationwide for 32 years.

BRUCE C. BARNES has been Vice President - Technology Strategy and Planning since May 1998. Previously, Mr. Barnes was Vice President - Information Systems from February 1997 to May 1998. Mr. Barnes was Vice President - Life Systems from May 1996 to May 1998. Previously, he was Vice President - Investment Product Systems from April 1995 to May 1996. Prior to that time, Mr. Barnes was Vice President - Individual Investment Products/Common Systems from May 1994 to April 1995 and Associate Vice President - Individual Investment Products/Common Systems from May 1992 to May 1994. Mr. Barnes was Vice President - Information Services of PHP Benefits Systems, Inc. from January 1987 to January 1992. Mr. Barnes has been with Nationwide for 7 years.

A. I. BELL has been a Director of Nationwide since April, 1998. Mr. Bell has served as a state trustee of the Ohio Farm Bureau Federation from 1991 to 1998 and as president that last four years. He oversees the Bell family farm in Zanesville, Ohio. The farm is the hub of a multi-family swine network, in addition to grain and beef operations. Mr. Bell has represented the Ohio Farm Bureau at state and national level activities, and has traveled internationally representing Ohio agriculture. In 1995, he was introduced into The Ohio State University Department of Animal Sciences Hall of Fame.

JAMES E. BROCK has been Senior Vice President - Corporate Development since July 1997. Previously, he was Senior Vice President - Company Operations from December 1996 to July 1997 and was also Senior Vice President - Life Company Operations from April 1996 to July 1997. Mr. Brock was Senior Vice President - Investment Products Operations from November 1990 to April 1996. Prior to that time, Mr. Brock held several positions within Nationwide. Mr. Brock has been with Nationwide for 29 years.

DENNIS W. CLICK has been Vice President - Secretary since December 1997. Previously, he was Vice President - Assistant Secretary from December 1996 to December 1997. Mr. Click was Vice President - Assistant Secretary from August 1994 to December 1997. Mr. Click was Associate Vice President and Assistant Secretary from August 1989 to August 1994. Prior to that time, he held several positions within Nationwide. Mr. Click has been with Nationwide for 38 years.

JOHN R. COOK, JR. has been Senior Vice President - Chief Communications Officer since May 1997. Previously, Mr. Cook was Senior Vice President - Chief Communications Officer of USAA from July 1989 to May 1997.

KENNETH D. DAVIS has been a Director of Nationwide since April 1999. Mr. Davis has been Chairman of the Board of South Central Power Company since August 1979, and currently oversees the Davis family farm located in Leesburg, Ohio. Mr. Davis served as Director of the Farm Bureau Bancorp from October 1998 to March 1998. In addition, Mr. Davis has served in various officer positions with the Ohio Farm Bureau Federation since December 1989, with his most recent position as Trustee and President, a position he held from March 1998 to March 1999. Mr. Davis also held officer positions with the Highland County Farm Bureau from June 1997 to September 1997, including Trustee and President from September 1984 to September 1997.

DAVID A. DIAMOND has been Vice President - Enterprise Controller since August 1996. Previously, he was Vice President Controller from October 1993 to August 1996. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 10 years.

MATTHEW S. EASLEY has been Vice President - Investment Life Actuarial since June 1998. Mr. Easley was Vice President - Marketing and Administrative Services from December 1996 to June 1998. Mr. Easley was Vice President - Life Marketing and Administrative Services from May 1996 to June 1998. Mr. Easley was Vice President - Annuity and Pension Actuarial from

August 1989 to May 1996. Prior to that time, Mr. Easley held several positions within Nationwide. Mr. Easley has been with Nationwide for 16 years.

KEITH W. ECKEL has been a Director of Nationwide since April 1996. Mr. Eckel is a partner of Fred W. Eckel Sons and president of Eckel Farms, Inc., in northeast Pennsylvania. He received the Master Farmer award from Penn State University in 1982. He is a former president of the Pennsylvania Farm Bureau, a position he held for 15 years, and the Lackawanna County Cooperative Extension Association. Mr. Eckel has served as a board member and executive committee member of the American Farm Bureau. He is a former vice president of the Pennsylvania Council of Cooperative Extension Associations, and former board member of the Pennsylvania Vegetable Grower's Association.

PHILIP C. GATH has been Senior Vice President - Chief Actuary since May 1998. Previously, Mr. Gath was Vice President - Product Manager - Individual Variable Annuity from July 1997 to May 1998. Mr. Gath was Vice President - Individual Life Actuary from August 1989 to July 1997. Prior to that time, Mr. Gath held several positions within Nationwide. Mr. Gath has been with Nationwide for 30 years.

RICHARD D. HEADLEY has been Senior Vice President - Chief Information Technology Officer since October 1997. Previously, Mr. Headley was Chairman and Chief Executive Officer of Banc One Services Corporation from 1992 to October 1997. From January 1975 until 1992 Mr. Headley held several positions with Banc One Corporation.

DONNA A. JAMES has been Senior Vice President - Human Resources since December 1997. Previously, she was Vice President - Human Resources from July 1996 to December 1997. Prior to that time Ms. James was Vice President - Assistant to the CEO from March 1996 to July 1996. From May 1994 to March 1996 she was Associate Vice President - Assistant to the CEO. Prior to that time Ms. James held several positions within Nationwide. Ms. James has been with Nationwide for 17 years.

RICHARD A. KARAS has been Senior Vice President - Sales - Financial Services since March 1993. Previously, he was Vice President - Sales - Financial Services from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide. Mr. Karas has been with Nationwide for 34 years.

DAVID O. MILLER has been a Director of Nationwide since November 1996. Mr. Miller has been a farm owner and land developer since 1962. He is the President of the Owen Potato Farm Inc. and is a partner of M&M Enterprises in Licking County, Ohio. He is Chairman of the Board of the Wausau Insurance Companies and serves on the board of directors of several companies of the Nationwide group. He is also a director of the National Cooperative Business Association.

YVONNE L. MONTGOMERY has been a Director since April, 1998. Ms. Montgomery is senior vice president/general manager of southern customer operations for United States Customer Operations for Xerox Corporation. A resident of Atlanta, Georgia, Ms. Montgomery oversees eight customer business units across the southern United States as well as all business and marketing functions in the regions. Ms. Montgomery joined Xerox in 1976 as a sales representative and progressed through management positions, including Vice President - Field Operations, and Executive Assistant to the Chairman and CEO.

R. DENNIS NOICE has been Vice President - Systems since April 1998. Previously, he was Vice President - Retail Operations from March 1997 to April 1998. Prior to that time, Mr. Noice was Vice President - Individual Investment Products from October 1989 to March 1997. Prior to that time, Mr. Noice held several positions within Nationwide. Mr. Noice has been with Nationwide for 27 years.

ROBERT A. OAKLEY has been Executive Vice President - Chief Financial Officer since April 1995. Previously, he was Senior Vice President - Chief Financial Officer from October 1993 to April 1995. Prior to that time, Mr. Oakley held several positions within Nationwide. Mr. Oakley has been with Nationwide for 23 years.

RALPH M. PAIGE has been a Director of Nationwide since April 1999. Mr. Paige has been the Executive Director of the Federation of Southern Cooperatives/Land Assistance Fund since 1969. Mr. Paige also served as the

National Field Director/Georgia State Director from 1981 to 1984.

JOSEPH P. RATH has been Vice President - Product and Market Compliance since April 1997. Previously, he was Vice President - Associate General Counsel from October 1988 to April 1997. Prior to that time, Mr. Rath held several positions within Nationwide. Mr. Rath has been with Nationwide for 22 years.

DOUGLAS C. ROBINETTE has been Senior Vice President - Marketing and Product Management since May 1998. Previously, Mr. Robinette was Executive Vice President, Customer Services of Employers Insurance of Wausau (Wausau), a member of the Nationwide group until December 1998, from September 1996 to May 1998. Prior to that time he was Executive Vice President, Finance and Insurance Services of Wausau from May 1995 to September 1996. From November 1994 to May 1995 Mr. Robinette was Senior Vice President, Finance and Insurance Services of Wausau. From May 1993 to November 1994 he was Senior Vice President, Finance of Wausau. Prior to that time, Mr. Robinette held several positions within the Nationwide group. Mr. Robinette has been with the Nationwide group for 12 years.

MARK R. THRESHER has been Vice President - Controller since August 1996. He was Vice President and Treasurer from November 1996 to February 1997. Previously, he was Vice President and Treasurer from June 1996 to August 1996. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP.

SUSAN A. WOLKEN has been Senior Vice President - Life Company Operations since June 1997. Previously, she was Senior Vice President - Enterprise Administration from July 1996 to June 1997. Prior to that time, she was Senior Vice President - Human Resources from April 1995 to July 1996. From September 1993 to April 1995, Ms. Wolken was Vice President - Human Resources. From October 1989 to September 1993 she was Vice President - Individual Life and Health Operations. Ms. Wolken has been with Nationwide for 24 years.

ROBERT J. WOODWARD, JR. has been Executive Vice President - Chief Investment Officer since August 1995. Previously, he was Senior Vice President - Fixed Income Investments from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 34 years.

APPENDIX A:  OBJECTIVES FOR UNDERLYING MUTUAL FUNDS

     The underlying mutual funds listed below are designed primarily as investment vehicles for variable annuity contracts and variable life insurance policies issued by insurance companies.

     There is no guarantee that the investment objectives will be met.

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC., A MEMBER OF THE AMERICAN CENTURY(SM) FAMILY OF INVESTMENTS
     American Century Variable Portfolios, Inc. (formerly "TCI Portfolios, Inc.") was organized as a Maryland corporation in 1987. It is a diversified, open-end management company, designed only to provide investment vehicles for variable annuity and variable life insurance products of insurance companies. A member of the American Century(SM) Family of Investments, American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc.

     o AMERICAN CENTURY VP ADVANTAGE
     Investment Objective: Current income and capital growth. The Fund will seek to achieve its objective by investing in three types of securities. The Fund's investment manager intends to invest approximately: (1) 20% of the Fund's assets in securities of the United States government and its agencies and instrumentalities and repurchase agreements collateralized by such securities with a weighted average maturity of six months or less, i.e. cash or cash equivalents; (2) 40% of the Fund's assets in fixed income securities of the United States government and its agencies and instrumentalities with a weighted average maturity of three to ten years; and (3) 40% of the Fund's assets in equity securities that are considered by management to have better-than-average prospects for appreciation. Assets will be purchased or sold, as the case may be, as is necessary in response to changes in market value to maintain the asset mix of the Fund's portfolio at approximately 60% cash, cash equivalents and fixed income securities and 40% equity securities. There can be no assurance that the Fund will achieve its investment objective.

     o AMERICAN CENTURY VP BALANCED
     Investment Objective: Capital growth and current income. The Fund will seek to achieve its objective by maintaining approximately 60% of the assets of the Fund in common stocks (including securities convertible into common stocks and other equity equivalents) that are considered by management to have better-than-average prospects for appreciation and approximately 40% in fixed income securities. There can be no assurance that the Fund will achieve its investment objective.

     o AMERICAN CENTURY VP CAPITAL APPRECIATION
     Investment Objective: Capital growth. The Fund will seek to achieve its objective by investing in common stocks (including securities convertible into common stocks and other equity equivalents) that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's investment manager, better than average potential for appreciation. The Fund tries to stay fully invested in such securities, regardless of the movement of stock prices generally. The Fund may invest in cash and cash equivalents temporarily or when it is unable to find common stocks meeting its criteria of selection. It may purchase securities only of companies that have a record of at least three years continuous operation. There can be no assurance that the Fund will achieve its investment objective.

     o AMERICAN CENTURY VP INCOME & GROWTH
     Investment Objective: Dividend growth, current income and capital appreciation.

     The Fund seeks to achieve its investment objective by investing in common stocks. The investment manager constructs the portfolio to match the risk characteristics of the S & P 500 Stock Index and then optimizes each portfolio to achieve the desired balance of risk and return potential. This includes targeting a dividend yield that exceeds that of the S & P 500 Stock Index. Such a management technique known as "portfolio optimization" may cause the Fund to be more heavily invested in some industries than in others. However, the Fund may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry.

     o AMERICAN CENTURY VP INTERNATIONAL
     Investment Objective: To seek capital growth. The Fund will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and, in the opinion of the investment manager, have potential for appreciation. Under normal conditions, the Fund will invest at least 65% of its assets in common stocks or other equity securities of issuers from at least three countries outside the United States. Securities of United States issuers may be included in the portfolio from time to time. Although the primary investment of the Fund will be common stocks (defined to include depository receipts for common stocks), the Fund may also invest in other types of securities consistent with the Fund's objective. When the manager believes that the total return potential of other securities equals or exceeds the potential return of common stocks, the Fund may invest up to 35% of its assets in such other securities. There can be no assurance that the Fund will achieve its objectives.

     o AMERICAN CENTURY VP VALUE
     Investment Objective: The investment objective of the Fund is long-term capital growth; income is a secondary objective. Under normal market conditions, the Fund expects to invest at least 80% of the value of its total asset in equity securities, including common and preferred stock, convertible preferred stock and convertible debt obligations. The equity securities in which the Fund will invest will be primarily securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

     (Although the Statement of Additional Information concerning American Century Variable Portfolios, Inc., refers to redemptions of securities in kind under certain conditions, all surrendering or redeeming policy owners will receive cash from Nationwide.)

     THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND
     The Dreyfus Socially Responsible Growth Fund is an open-end, diversified, management investment company. It was incorporated under Maryland law on July 20, 1992, and commenced operations on October 7, 1993. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment advisor. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio. Investment
     Objective: The Fund's primary goal is to provide capital growth through equity investment in companies that, in the opinion of the Fund's management, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

     DREYFUS STOCK INDEX FUND, INC.
     Dreyfus Stock Index Fund, Inc. is an open-end, non-diversified, management investment company. It was incorporated under Maryland law on January 24, 1989, and commenced operations on September 29, 1989. Mellon Equity Associates serves as the Fund's index fund manager. As of May 1, 1994, Dreyfus Life and Annuity Index Fund began doing business as Dreyfus Stock Index Fund. Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

     DREYFUS VARIABLE INVESTMENT FUND
     Dreyfus Variable Investment Fund (the "Fund") is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29,1986 and commenced operations August 31, 1990. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. Dreyfus serves as the Fund's manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

     o GROWTH AND INCOME PORTFOLIO
     Investment Objective: To provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Portfolio invests in equity securities, debt securities and money market instruments of domestic and foreign issuers. The proportion of the Portfolio's assets invested in each type of security will vary from time to time in accordance with Dreyfus' assessment of economic conditions and investment opportunities. In purchasing equity securities, Dreyfus will invest in common stocks, preferred stocks and securities convertible into common stocks, particularly those which offer opportunities for capital appreciation and growth of earnings, while paying current dividends. The Portfolio will generally invest in investment-grade debt obligations, except that it may invest up to 35% of the value of its net assets in convertible debt securities rated not lower than Caa by Moody's Investor Service, Inc. or CCC by Standard & Poor's Ratings Group, Fitch Investors Service, L.P. or Duff & Phelps Credit Rating Co., or if unrated, deemed to be of comparable quality by Dreyfus. These securities are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are considered to be of poor standing. See "Investment Considerations and Risks-Lower Rated Securities" in the Portfolio's prospectuses.

     FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     Fidelity Variable Insurance Products Fund ("VIP") is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. VIP's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") is VIP's manager.

     o VIP EQUITY-INCOME PORTFOLIO
     Investment Objective: To seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

     o VIP GROWTH PORTFOLIO
     Investment Objective: Seeks to achieve capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other mutual funds. It is also important to point out that the Portfolio makes most sense for you if you can afford to ride out changes in the stock market, because it invests primarily in common stocks. FMR also can make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

     o VIP HIGH INCOME PORTFOLIO
     Investment Objective: Seeks to obtain a high level of current income by investing primarily in high-risk, high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. The portfolio's manager will seek high current income normally by investing the Portfolio's assets as follows:

     - at least 65% in income-producing debt securities and preferred stocks, including convertible securities, zero coupon securities, and mortgage-backed and asset-backed securities.

     - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities.

     Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's; BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

     o VIP OVERSEAS PORTFOLIO
     Investment Objective: To seek long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
     Fidelity Variable Insurance Products Fund II ("VIP II") is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the manager of VIP II.

     o VIP II ASSET MANAGER PORTFOLIO
     Investment Objective: To seek to obtain high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

     o VIP II CONTRAFUND PORTFOLIO
     Investment Objective: To seek capital appreciation by investing primarily in companies that the fund manager believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The fund primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

     NATIONWIDE SEPARATE ACCOUNT TRUST
     Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the six separate Mutual Funds listed below, each with its own investment objectives. Currently, shares of NSAT will be sold only to life insurance company separate accounts to fund the benefits under variable life insurance policies or variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by Nationwide Advisory Services, Inc. ("NAS"), Three Nationwide Plaza, Columbus, Ohio 43215, a wholly-owned subsidiary of Nationwide Life Insurance Company.

     o NSAT - CAPITAL APPRECIATION FUND
     Investment Objective: The Capital Appreciation Fund seeks long-term capital appreciation.

     o NSAT - GOVERNMENT BOND FUND
     Investment Objective: To provide as high a level of income as is consistent with capital preservation through investing primarily in bonds and securities issued or backed by the U.S. Government, its agencies or instrumentalities.

     o NSAT - MONEY MARKET FUND
     Investment Objective: To provide as high a level of income as is consistent with capital preservation through investing primarily in bonds and securities issued or backed by the U.S. Government, its agencies or instrumentalities.

     o NSAT - NATIONWIDE SMALL CAP VALUE FUND
     Subadviser: The Dreyfus Corporation

     Investment Objective: Capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $1 billion. The Fund intends to pursue its investment objective by investing, under normal market conditions, at least 75% of the Fund's total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Small Stock Index. The Fund will invest in equity securities of domestic and foreign issuers characterized as "value" companies according to criteria established by The Dreyfus Corporation, the Fund's subadviser.

     o NSAT - NATIONWIDE SMALL COMPANY FUND
     Investment Objective: Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of investment are similar to the market capitalizations of companies in the Russell 2000 Small Stock Index. NAS, the Fund's adviser, has contracted with a group of sub-advisers, each of which will manage a portion of the Fund's portfolio. These sub-advisers are The Dreyfus Corporation, Neuberger Berman, LLC, Lazard Asset Management, Strong Capital Management, Inc. and Warburg Pincus Asset Management, Inc. The sub-advisers were chosen because they utilize a number of different investment styles when investing in small company stocks. By utilizing a number of investment styles, NAS hopes to increase prospects for investment return and to reduce market risk and volatility.

     o NSAT - TOTAL RETURN FUND
     Investment Objective: The investment objective of the Fund is to obtain a reasonable, long-term total return on invested capital.

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
     Neuberger Berman Advisers Management Trust is an open-end diversified management investment company established as a Massachusetts business trust on December 14, 1983. Shares of the Trust are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context. The investment adviser is Neuberger Berman Management Incorporated.

     o AMT BALANCED PORTFOLIO
     Investment Objective: To provide long-term capital growth and reasonable current income without undue risk to principal. The Balanced Portfolio will seek to achieve its objective through investment of a portion of its assets in common stocks and a portion of its assets in debt securities. The Investment Adviser anticipates that the Balanced Portfolio's investments will normally be managed so that approximately 60% of the Portfolio's total assets will be invested in common stocks and the remaining assets will be invested in debt securities. However, depending on the Investment Adviser's views regarding current market trends, the common stock portion of the Portfolio's investments may be adjusted downward to as low as 50% or upward to as high as 70%. At least 25% of the Portfolio's assets will be invested in fixed income senior securities

     o AMT GROWTH PORTFOLIO
     Investment Objective: The Portfolio seeks capital growth through investments in common stocks of companies that the investment adviser believes will have above average earnings or otherwise provide investors with above average potential for capital appreciation. To maximize this potential, the investment adviser may also utilize, from time to time, securities convertible into common stocks, warrants and options to purchase such stocks.

     o AMT GUARDIAN PORTFOLIO
     Investment Objective: Capital appreciation and secondarily, current income. The Portfolio and its corresponding series seek to achieve these objectives by investing in common stocks of long-established, high-quality companies. Neuberger & Berman Management uses a value-oriented investment approach in selecting securities, looking for low price-to-earnings ratios, strong balance sheets, solid management, and consistent earnings.

     o AMT LIMITED MATURITY BOND PORTFOLIO
     Investment Objective: To provide the high level of current income, consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. It seeks to achieve its objectives through investments in a diversified portfolio of limited maturity debt securities. The Portfolio invests in securities which are at least investment grade and does not invest in junk bonds.

     o AMT PARTNERS PORTFOLIO
     Investment Objective: To seek capital growth. This Portfolio will seek to achieve its objective by investing primarily in the common stock of established companies. Its investment program seeks securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and support from asset values. The objective of the Partners Portfolio is not fundamental and can be changed by the Trustees of the Trust without shareholder approval. Shareholders will, however, receive at least 30 days prior notice thereof. There is no assurance the investment objective will be met.

     OPPENHEIMER VARIABLE ACCOUNT FUNDS
     The Oppenheimer Variable Account Funds is an open-ended, diversified management investment company organized as a Massachusetts business trust in 1984.

     Shares of the Funds are sold only to provide benefits under variable life insurance policies and variable annuity contracts. OppenheimerFunds, Inc. is the Funds' investment advisor.

     o OPPENHEIMER BOND FUND/VA
     Investment Objective: Seeks a high level of current income by investing at least 65% of its total assets in investment grade debt securities, U.S. government securities and money market instruments. Investment grade debt securities would include those rated in one of the four highest ranking categories by any nationally-recognized rating organization or if unrated or split-rated (rated investment grade and below investment grade by different rating organizations), determined by OppenheimerFunds, Inc. to be of comparable quality. The Fund may invest up to 35% of its total assets in debt securities rated less than investment grade when consistent with the Fund's investment objectives. The Fund seeks capital growth as a secondary objective when consistent with its primary objective.

     o OPPENHEIMER GLOBAL SECURITIES FUND/VA
     Investment Objective: To seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative.

     o OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
     Investment Objective: To seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

     STRONG OPPORTUNITY FUND II, INC. (FORMERLY STRONG SPECIAL FUND II, INC.) The Strong Opportunity Fund II, Inc. is a diversified, open-end management company commonly called a Mutual Fund. The Strong Opportunity Fund II, Inc. was incorporated in Wisconsin and may only be purchased by the separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Strong Capital Management Inc. is the investment advisor for the Fund.

     Investment Objective: To seek capital appreciation through investments in a diversified portfolio of equity securities.

     STRONG VARIABLE INSURANCE FUNDS, INC.
     Strong Variable Insurance Funds, Inc. ("Corporation") is an open-end management investment company, commonly referred to as a Mutual Fund. Incorporated in the State of Wisconsin, the Corporation has been authorized to issue shares of common stock and series and classes of series of common stock. The International Stock Fund II and The Strong Discovery Fund II, Inc. ("Funds") are offered by the Corporation to insurance company separate accounts for the purpose of funding variable life insurance policies and variable annuity contracts. Strong Capital Management, Inc. is the investment advisor to the Funds.

     o DISCOVERY FUND II, INC.
     Investment Objective: To seek maximum capital appreciation through investments in a diversified portfolio of securities. The Fund normally emphasizes investment in equity securities and may invest up to 100% of its total assets in equity securities including common stocks, preferred stocks and securities convertible into common or preferred stocks. Although the Fund normally emphasizes investment in equity securities, the Fund has the flexibility to invest in any type of security that the Advisor believes has the potential for capital appreciation including up to 100% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities.

     o INTERNATIONAL STOCK FUND II
     Investment Objective: To seek capital growth by investing primarily in the equity securities of issuers located outside the United States.

     VAN ECK WORLDWIDE INSURANCE TRUST
     Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Shares of the Trust are offered only to separate accounts of various insurance companies to fund benefits of variable insurance and annuity policies. The assets of the Trust are managed by Van Eck Associates Corporation.

     o WORLDWIDE BOND FUND
     Investment Objective: To seek high total return through a flexible policy of investing globally, primarily in debt securities. The Fund does not invest in junk bonds.

     o WORLDWIDE EMERGING MARKETS FUND
     Investment Objective: Seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund specifically emphasizes investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.

     o WORLDWIDE HARD ASSETS FUND
     Investment Objective: To seek long-term capital appreciation by investing globally, primarily in "Hard Assets Securities." Hard assets are tangible, finite assets, such as real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

     VAN KAMPEN LIFE INVESTMENT TRUST
     The Van Kampen Life Investment Trust is an open-end diversified management investment company organized as a Massachusetts business trust on June 3, 1985. The Trust offers shares in separate funds which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen Asset Management, Inc. serves as the Fund's investment adviser.

     o MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO
     Investment Objective: To seek long-term capital growth by investing in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Fund may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. There can be no assurance that the Fund will achieve its investment objective.

     WARBURG PINCUS TRUST

     The Warburg Pincus Trust ("Trust") is an open-end management investment company organized in March 1995 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust offers its shares to insurance companies for allocation to separate accounts for the purpose of funding variable annuity and variable life contracts. Trust portfolios are managed by Warburg, Pincus Asset Management, Inc. ("Warburg").

     o INTERNATIONAL EQUITY PORTFOLIO
     Investment Objective: To seek long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of Warburg have their principal business activities and interests outside the United States. The Portfolio will ordinarily invest substantially all of its assets, but no less than 65% of its total assets, in common stocks, warrants and securities convertible into or exchangeable for common stocks. The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets.

     o POST-VENTURE CAPITAL PORTFOLIO
     Investment Objective: The Portfolio seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is one that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as a part of a restructuring or recapitalization of the company. The Portfolio may invest up to 10% of its assets in venture capital and other investment funds.

     o SMALL COMPANY GROWTH PORTFOLIO
     Investment Objective: To seek capital growth by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies (i.e., companies having stock market capitalizations of between $25 million and $1 billion at the time of purchase) that represent attractive opportunities for capital growth. The Portfolio intends to invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.

APPENDIX B: ILLUSTRATION OF SURRENDER CHARGES

Example 1: A female non-tobacco, age 45, purchases a policy with a specified amount of $50,000 and a scheduled premium of $750. She now wishes to surrender the policy during the first policy year. By using the "Initial Surrender Charge" table reproduced below, (also see "Surrender Charges") the total Surrender Charge per thousand, multiplied by the specified amount expressed in thousands, equals the total Surrender Charge of $569.80 ($11.396 x 50=569.80).

Example 2: A male non-tobacco, age 35, purchases a policy with a specified amount of $100,000 and a scheduled premium of $1100. He now wants to surrender the policy in the sixth policy year. The total initial Surrender Charge is calculated using the method illustrated above (Surrender Charge per 1000 6.817 x 100=681.70 maximum initial Surrender Charge). Because the fifth policy year has been completed, the maximum initial Surrender Charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table (also see "Reductions to Surrender Charges"). In this case, $681.70 x 60%=$409.02 which is the amount Nationwide deducts as a total Surrender Charge.

Maximum Surrender Charge per $1,000 of initial specified amount for policies which are issued on a standard basis.


                                         Initial Specified Amount $50,000-$99,999

        ISSUE                  MALE                FEMALE                MALE                FEMALE
         AGE               NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD

          25                  $7.776               $7.521               $8.369               $7.818

          35                   8.817                8.398                9.811                8.891

          45                  12.191               11.396               13.887               12.169

          55                  15.636               14.011               18.415               15.116

          65                  22.295               19.086               26.577               20.641


                                            Initial Specified Amount $100,000+

        ISSUE                  MALE                FEMALE                MALE                FEMALE
         AGE               NON-TOBACCO          NON-TOBACCO            STANDARD             STANDARD

          25                  $5.776               $5.521               $6.369               $5.818

          35                   6.817                6.398                7.811                6.891

          45                   9.691                8.896               11.387                9.669

          55                  13.136               11.511               15.915               12.616

          65                  21.295               18.086               25.577               19.641


                        Reductions to Surrender Charges

                           SURRENDER CHARGE                               SURRENDER CHARGE
      COMPLETED            AS A % OF INITIAL          COMPLETED           AS A % OF INITIAL
     POLICY YEARS          SURRENDER CHARGES         POLICY YEARS         SURRENDER CHARGES

          0                        100%                   5                        60%

          1                        100%                   6                        50%

          2                         90%                   7                        40%

          3                         80%                   8                        30%

          4                         70%                   9+                        0%

The current Surrender Charges are the same for all states. However, in Pennsylvania the guaranteed maximum Surrender Charges are spread out over 14 years. The guaranteed maximum Surrender Charge in subsequent years in Pennsylvania are reduced in the following manner:

                   SURRENDER CHARGE                     SURRENDER CHARGE                     SURRENDER CHARGE
                  AS A % OF INITIAL                    AS A % OF INITIAL                    AS A % OF INITIAL
   COMPLETED          SURRENDER          COMPLETED         SURRENDER          COMPLETED         SURRENDER
  POLICY YEARS         CHARGES         POLICY YEARS         CHARGES         POLICY YEARS         CHARGES

       0                 100%                5                60%                10                20%
       1                 100%                6                50%                11                15%
       2                  90%                7                40%                12                10%
       3                  80%                8                30%                13                 5%
       4                  70%                9                25%                14+                0%

The illustrations of current values in this prospectus are the same for Pennsylvania. However, the illustrations of guaranteed values in this prospectus do not reflect guaranteed maximum Surrender Charges which are spread out over 14 years. If this policy is issued in Pennsylvania, please contact the home office for an illustration.

Nationwide has no plans to change the current Surrender Charges.

APPENDIX C: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. The Mortality and Expense Risk Charge is equivalent to an annual effective rate of 0.80% of the daily net assets of the variable account. On each policy anniversary beginning with the 10th, the Mortality and Expense Risk Charge is reduced to 0.50% on an annual basis of the daily net assets of the variable account, provided the cash surrender value is $25,000 or more on such anniversary. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.90% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses , after expense reimbursement, for the preceding year for all underlying mutual fund options available under the policy as of March 13, 1998. Some underlying mutual funds are subject to expense reimbursements and fee waivers. Absent expense reimbursements and fee waivers, the annual effective rate would have been 0.94% Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.

Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.70%, 4.30% and 10.30%. On each policy anniversary beginning with the 10th, the gross annual rates of return of 0%, 6%, and 12% correspond to net investment experience at constant annual rates of -1.40%, 4.60%, and 10.60%, provided the cash surrender value is $25,000 or more on such anniversary. This is due to a guaranteed reduction in the Mortality and Expense Risk Charge from an annual effective rate of 0.80% to an annual effective rate of 0.50% if the aforementioned conditions apply.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance Charge and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a Sales Load from each premium payment. Current values reflect a deduction of 3.5% of each premium payment up to break point premium and 1.5% of any excess. Guaranteed values reflect a deduction of 3.5% of each premium payment. The illustrations also reflect the fact that Nationwide deducts a charge for state premium taxes equal to 2.5% of all premium payments.

The cash surrender values shown in the illustrations reflect the fact that Nationwide will deduct a Surrender Charge from the cash value for any policy surrendered in full during the first nine years. In addition, the illustrations reflect the fact that Nationwide deducts an monthly Administrative Charge at the beginning of each policy month. Current values reflect a current monthly administrative expense charge of $12.50 per month in the first year and $5 per month in renewal years. Guaranteed values reflect the $25 maximum monthly Administrative Expense Charge under the policy in the first year, and the $7.50 maximum monthly charge under the policy in renewal years. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.

                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45
                                 CURRENT VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1          788         390          0       50,000        422          0       50,000          454            0       50,000
        2        1,614         852        278       50,000        943        369       50,000        1,038          464       50,000
        3        2,483       1,296        780       50,000      1,476        959       50,000        1,670        1,154       50,000
        4        3,394       1,717      1,258       50,000      2,016      1,557       50,000        2,352        1,893       50,000
        5        4,351       2,116      1,714       50,000      2,563      2,161       50,000        3,087        2,686       50,000
        6        5,357       2,493      2,149       50,000      3,118      2,774       50,000        3,883        3,539       50,000
        7        6,412       2,854      2,567       50,000      3,689      3,402       50,000        4,752        4,465       50,000
        8        7,520       3,193      2,964       50,000      4,268      4,039       50,000        5,696        5,467       50,000
        9        8,683       3,512      3,340       50,000      4,859      4,687       50,000        6,725        6,553       50,000
       10        9,905       3,810      3,810       50,000      5,462      5,462       50,000        7,847        7,847       50,000
       11       11,188       4,083      4,083       50,000      6,071      6,071       50,000        9,069        9,069       50,000
       12       12,535       4,330      4,330       50,000      6,688      6,688       50,000       10,403       10,403       50,000
       13       13,949       4,546      4,546       50,000      7,308      7,308       50,000       11,856       11,856       50,000
       14       15,434       4,729      4,729       50,000      7,929      7,929       50,000       13,441       13,441       50,000
       15       16,993       4,869      4,869       50,000      8,542      8,542       50,000       15,166       15,166       50,000
       16       18,630       4,968      4,968       50,000      9,149      9,149       50,000       17,052       17,052       50,000
       17       20,349       5,018      5,018       50,000      9,743      9,743       50,000       19,113       19,113       50,000
       18       22,154       5,008      5,008       50,000     10,316     10,316       50,000       21,367       21,367       50,000
       19       24,049       4,940      4,940       50,000     10,867     10,867       50,000       23,843       23,843       50,000
       20       26,039       4,804      4,804       50,000     11,389     11,389       50,000       26,568       26,568       50,000
       21       28,129       4,595      4,595       50,000     11,877     11,877       50,000       29,668       29,668       50,000
       22       30,323       4,303      4,303       50,000     12,324     12,324       50,000       33,114       33,114       50,000
       23       32,626       3,916      3,916       50,000     12,719     12,719       50,000       36,961       36,961       50,000
       24       35,045       3,422      3,422       50,000     13,052     13,052       50,000       41,274       41,274       50,000
       25       37,585       2,816      2,816       50,000     13,320     13,320       50,000       46,105       46,105       53,482
       26       40,252       2,084      2,084       50,000     13,510     13,510       50,000       51,420       51,420       59,132
       27       43,052       1,192      1,192       50,000     13,596     13,596       50,000       57,274       57,274       64,719
       28       45,992         131        131       50,000     13,570     13,570       50,000       63,731       63,731       70,741
       29       49,079         (*)        (*)          (*)     13,415     13,415       50,000       70,863       70,863       77,240
       30       52,321         (*)        (*)          (*)     13,108     13,108       50,000       78,753       78,753       84,266

Assumptions:

(1)  no policy loans and no partial withdrawals have been made.

(2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 1
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45
                                GUARANTEED VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1          788         175          0       50,000        200          0       50,000          225            0       50,000
        2        1,614         539          0       50,000        606         33       50,000          678          104       50,000
        3        2,483         879        362       50,000      1,012        496       50,000        1,158          641       50,000
        4        3,394       1,194        735       50,000      1,416        957       50,000        1,667        1,208       50,000
        5        4,351       1,484      1,082       50,000      1,816      1,415       50,000        2,208        1,806       50,000
        6        5,357       1,744      1,400       50,000      2,210      1,865       50,000        2,781        2,436       50,000
        7        6,412       1,973      1,686       50,000      2,593      2,306       50,000        3,385        3,098       50,000
        8        7,520       2,167      1,937       50,000      2,961      2,732       50,000        4,021        3,792       50,000
        9        8,683       2,320      2,148       50,000      3,309      3,137       50,000        4,688        4,516       50,000
       10        9,905       2,429      2,429       50,000      3,632      3,632       50,000        5,386        5,386       50,000
       11       11,188       2,490      2,490       50,000      3,924      3,924       50,000        6,116        6,116       50,000
       12       12,535       2,499      2,499       50,000      4,180      4,180       50,000        6,877        6,877       50,000
       13       13,949       2,453      2,453       50,000      4,396      4,396       50,000        7,673        7,673       50,000
       14       15,434       2,346      2,346       50,000      4,563      4,563       50,000        8,504        8,504       50,000
       15       16,993       2,170      2,170       50,000      4,672      4,672       50,000        9,369        9,369       50,000
       16       18,630       1,916      1,916       50,000      4,711      4,711       50,000       10,267       10,267       50,000
       17       20,349       1,576      1,576       50,000      4,669      4,669       50,000       11,198       11,198       50,000
       18       22,154       1,132      1,132       50,000      4,526      4,526       50,000       12,158       12,158       50,000
       19       24,049         571        571       50,000      4,262      4,262       50,000       13,143       13,143       50,000
       20       26,039         (*)        (*)          (*)      3,855      3,855       50,000       14,153       14,153       50,000
       21       28,129         (*)        (*)          (*)      3,281      3,281       50,000       15,185       15,185       50,000
       22       30,323         (*)        (*)          (*)      2,511      2,511       50,000       16,240       16,240       50,000
       23       32,626         (*)        (*)          (*)      1,514      1,514       50,000       17,320       17,320       50,000
       24       35,045         (*)        (*)          (*)        248        248       50,000       18,427       18,427       50,000
       25       37,585         (*)        (*)          (*)        (*)        (*)          (*)       19,559       19,559       50,000
       26       40,252         (*)        (*)          (*)        (*)        (*)          (*)       20,711       20,711       50,000
       27       43,052         (*)        (*)          (*)        (*)        (*)          (*)       21,878       21,878       50,000
       28       45,992         (*)        (*)          (*)        (*)        (*)          (*)       23,051       23,051       50,000
       29       49,079         (*)        (*)          (*)        (*)        (*)          (*)       24,221       24,221       50,000
       30       52,321         (*)        (*)          (*)        (*)        (*)          (*)       25,386       25,386       50,000

(1)  no policy loans and no partial withdrawals have been made.

(2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 1
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45
                                 CURRENT VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1        1,575         947         49      100,000      1,016        119      100,000        1,085          188      100,000
        2        3,229       1,946      1,049      100,000      2,146      1,249      100,000        2,354        1,457      100,000
        3        4,965       2,910      2,102      100,000      3,304      2,496      100,000        3,732        2,924      100,000
        4        6,788       3,837      3,119      100,000      4,492      3,774      100,000        5,231        4,513      100,000
        5        8,703       4,731      4,103      100,000      5,712      5,084      100,000        6,865        6,236      100,000
        6       10,713       5,591      5,053      100,000      6,967      6,429      100,000        8,648        8,110      100,000
        7       12,824       6,408      5,960      100,000      8,247      7,799      100,000       10,587       10,139      100,000
        8       15,040       7,172      6,813      100,000      9,544      9,185      100,000       12,689       12,330      100,000
        9       17,367       7,884      7,615      100,000     10,860     10,590      100,000       14,972       14,703      100,000
       10       19,810       8,535      8,535      100,000     12,186     12,186      100,000       17,449       17,449      100,000
       11       22,376       9,139      9,139      100,000     13,536     13,536      100,000       20,155       20,155      100,000
       12       25,069       9,703      9,703      100,000     14,919     14,919      100,000       23,123       23,123      100,000
       13       27,898      10,229     10,229      100,000     16,341     16,341      100,000       26,386       26,386      100,000
       14       30,868      10,700     10,700      100,000     17,784     17,784      100,000       30,052       30,052      100,000
       15       33,986      11,097     11,097      100,000     19,236     19,236      100,000       34,077       34,077      100,000
       16       37,261      11,427     11,427      100,000     20,701     20,701      100,000       38,511       38,511      100,000
       17       40,699      11,681     11,681      100,000     22,175     22,175      100,000       43,402       43,402      100,000
       18       44,309      11,846     11,846      100,000     23,649     23,649      100,000       48,803       48,803      100,000
       19       48,099      11,916     11,916      100,000     25,119     25,119      100,000       54,780       54,780      100,000
       20       52,079      11,897     11,897      100,000     26,675     26,675      100,000       61,418       61,418      100,000
       21       56,258      11,775     11,775      100,000     28,234     28,234      100,000       68,803       68,803      100,000
       22       60,646      11,522     11,522      100,000     29,779     29,779      100,000       77,036       77,036      100,000
       23       65,253      11,128     11,128      100,000     31,306     31,306      100,000       86,243       86,243      101,766
       24       70,091      10,566     10,566      100,000     32,798     32,798      100,000       96,429       96,429      112,822
       25       75,170       9,824      9,824      100,000     34,252     34,252      100,000      107,629      107,629      124,850
       26       80,504       8,891      8,891      100,000     35,666     35,666      100,000      119,945      119,945      137,937
       27       86,104       7,726      7,726      100,000     37,017     37,017      100,000      133,520      133,520      150,878
       28       91,984       6,311      6,311      100,000     38,301     38,301      100,000      148,498      148,498      164,832
       29       98,158       4,619      4,619      100,000     39,509     39,509      100,000      165,042      165,042      179,895
       30      104,641       2,600      2,600      100,000     40,618     40,618      100,000      183,337      183,337      196,171

(1)  no policy loans and no partial withdrawals have been made.

(2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 1
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45
                                GUARANTEED VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1        1,575         750          0      100,000        813          0      100,000          876            0      100,000
        2        3,229       1,672        774      100,000      1,851        953      100,000        2,038        1,140      100,000
        3        4,965       2,552      1,744      100,000      2,906      2,098      100,000        3,290        2,483      100,000
        4        6,788       3,389      2,671      100,000      3,978      3,260      100,000        4,642        3,924      100,000
        5        8,703       4,182      3,554      100,000      5,065      4,437      100,000        6,102        5,473      100,000
        6       10,713       4,926      4,388      100,000      6,163      5,625      100,000        7,676        7,138      100,000
        7       12,824       5,618      5,169      100,000      7,269      6,821      100,000        9,373        8,925      100,000
        8       15,040       6,251      5,892      100,000      8,378      8,019      100,000       11,202       10,843      100,000
        9       17,367       6,820      6,551      100,000      9,482      9,213      100,000       13,171       12,901      100,000
       10       19,810       7,320      7,320      100,000     10,578     10,578      100,000       15,291       15,291      100,000
       11       22,376       7,744      7,744      100,000     11,657     11,657      100,000       17,575       17,575      100,000
       12       25,069       8,088      8,088      100,000     12,717     12,717      100,000       20,039       20,039      100,000
       13       27,898       8,348      8,348      100,000     13,751     13,751      100,000       22,703       22,703      100,000
       14       30,868       8,515      8,515      100,000     14,753     14,753      100,000       25,586       25,586      100,000
       15       33,986       8,580      8,580      100,000     15,711     15,711      100,000       28,798       28,798      100,000
       16       37,261       8,532      8,532      100,000     16,615     16,615      100,000       32,298       32,298      100,000
       17       40,699       8,357      8,357      100,000     17,452     17,452      100,000       36,118       36,118      100,000
       18       44,309       8,036      8,036      100,000     18,201     18,201      100,000       40,294       40,294      100,000
       19       48,099       7,548      7,548      100,000     18,843     18,843      100,000       44,873       44,873      100,000
       20       52,079       6,873      6,873      100,000     19,356     19,356      100,000       49,910       49,910      100,000
       21       56,258       5,988      5,988      100,000     19,718     19,718      100,000       55,475       55,475      100,000
       22       60,646       4,871      4,871      100,000     19,905     19,905      100,000       61,656       61,656      100,000
       23       65,253       3,497      3,497      100,000     19,891     19,891      100,000       68,558       68,558      100,000
       24       70,091       1,834      1,834      100,000     19,643     19,643      100,000       76,311       76,311      100,000
       25       75,170         (*)        (*)          (*)     19,116     19,116      100,000       85,073       85,073      100,000
       26       80,504         (*)        (*)          (*)     18,248     18,248      100,000       94,894       94,894      109,128
       27       86,104         (*)        (*)          (*)     16,963     16,963      100,000      105,704      105,704      119,446
       28       91,984         (*)        (*)          (*)     15,157     15,157      100,000      117,616      117,616      130,554
       29       98,158         (*)        (*)          (*)     12,706     12,706      100,000      130,763      130,763      142,532
       30      104,641         (*)        (*)          (*)      9,468      9,468      100,000      145,305      145,305      155,477

(1)  no policy loans and no partial withdrawals have been made.

(2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 1
                 $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55
                                 CURRENT VALUES

                0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1        1,260         641          0       50,000        693          0       50,000          745           52       50,000
        2        2,583       1,341        648       50,000      1,487        794       50,000        1,640          947       50,000
        3        3,972       2,004      1,380       50,000      2,290      1,666       50,000        2,601        1,978       50,000
        4        5,431       2,628      2,073       50,000      3,099      2,545       50,000        3,633        3,079       50,000
        5        6,962       3,204      2,719       50,000      3,907      3,421       50,000        4,735        4,250       50,000
        6        8,570       3,734      3,318       50,000      4,714      4,298       50,000        5,918        5,502       50,000
        7       10,259       4,211      3,864       50,000      5,514      5,167       50,000        7,183        6,837       50,000
        8       12,032       4,626      4,349       50,000      6,298      6,021       50,000        8,535        8,258       50,000
        9       13,893       4,981      4,773       50,000      7,068      6,860       50,000        9,986        9,778       50,000
       10       15,848       5,267      5,267       50,000      7,816      7,816       50,000       11,544       11,544       50,000
       11       17,901       5,482      5,482       50,000      8,538      8,538       50,000       13,222       13,222       50,000
       12       20,056       5,615      5,615       50,000      9,226      9,226       50,000       15,032       15,032       50,000
       13       22,318       5,658      5,658       50,000      9,872      9,872       50,000       16,990       16,990       50,000
       14       24,694       5,601      5,601       50,000     10,466     10,466       50,000       19,115       19,115       50,000
       15       27,189       5,441      5,441       50,000     11,007     11,007       50,000       21,437       21,437       50,000
       16       29,808       5,166      5,166       50,000     11,484     11,484       50,000       23,988       23,988       50,000
       17       32,559       4,748      4,748       50,000     11,872     11,872       50,000       26,796       26,796       50,000
       18       35,447       4,181      4,181       50,000     12,167     12,167       50,000       30,006       30,006       50,000
       19       38,479       3,447      3,447       50,000     12,354     12,354       50,000       33,612       33,612       50,000
       20       41,663       2,528      2,528       50,000     12,415     12,415       50,000       37,693       37,693       50,000
       21       45,006       1,387      1,387       50,000     12,322     12,322       50,000       42,348       42,348       50,000
       22       48,517         (*)        (*)          (*)     12,040     12,040       50,000       47,707       47,707       50,093
       23       52,202         (*)        (*)          (*)     11,528     11,528       50,000       53,725       53,725       56,411
       24       56,073         (*)        (*)          (*)     10,742     10,742       50,000       60,337       60,337       63,354
       25       60,136         (*)        (*)          (*)      9,624      9,624       50,000       67,597       67,597       70,977
       26       64,403         (*)        (*)          (*)      8,099      8,099       50,000       75,564       75,564       79,342
       27       68,883         (*)        (*)          (*)      6,073      6,073       50,000       84,301       84,301       88,516
       28       73,587         (*)        (*)          (*)      3,434      3,434       50,000       93,877       93,877       98,571
       29       78,527         (*)        (*)          (*)         21         21       50,000      104,366      104,366      109,584
       30       83,713         (*)        (*)          (*)        (*)        (*)          (*)      115,843      115,843      121,635

(1)  no policy loans and no partial withdrawals have been made.

(2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 1
                 $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55
                                GUARANTEED VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1        1,260         287          0       50,000        328          0       50,000          368            0       50,000
        2        2,583         728         35       50,000        833        140       50,000          944          251       50,000
        3        3,972       1,110        487       50,000      1,309        685       50,000        1,526          903       50,000
        4        5,431       1,429        874       50,000      1,746      1,192       50,000        2,110        1,556       50,000
        5        6,962       1,676      1,191       50,000      2,138      1,652       50,000        2,689        2,204       50,000
        6        8,570       1,846      1,430       50,000      2,472      2,056       50,000        3,256        2,840       50,000
        7       10,259       1,929      1,582       50,000      2,739      2,393       50,000        3,802        3,455       50,000
        8       12,032       1,912      1,635       50,000      2,922      2,645       50,000        4,314        4,036       50,000
        9       13,893       1,781      1,574       50,000      3,002      2,794       50,000        4,775        4,567       50,000
       10       15,848       1,523      1,523       50,000      2,959      2,959       50,000        5,170        5,170       50,000
       11       17,901       1,121      1,121       50,000      2,773      2,773       50,000        5,478        5,478       50,000
       12       20,056         560        560       50,000      2,420      2,420       50,000        5,680        5,680       50,000
       13       22,318         (*)        (*)          (*)      1,872      1,872       50,000        5,750        5,750       50,000
       14       24,694         (*)        (*)          (*)      1,096      1,096       50,000        5,656        5,656       50,000
       15       27,189         (*)        (*)          (*)         45         45       50,000        5,354        5,354       50,000
       16       29,808         (*)        (*)          (*)        (*)        (*)          (*)        4,783        4,783       50,000
       17       32,559         (*)        (*)          (*)        (*)        (*)          (*)        3,863        3,863       50,000
       18       35,447         (*)        (*)          (*)        (*)        (*)          (*)        2,481        2,481       50,000
       19       38,479         (*)        (*)          (*)        (*)        (*)          (*)          499          499       50,000
       20       41,663         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       21       45,006         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       22       48,517         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       23       52,202         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       24       56,073         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       25       60,136         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       26       64,403         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       27       68,883         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       28       73,587         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       29       78,527         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       30       83,713         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)

(1)  no policy loans and no partial withdrawals have been made.

(2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55
                                 CURRENT VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1        2,625       1,533        371      100,000      1,647        485      100,000        1,762          599      100,000
        2        5,381       3,104      1,941      100,000      3,431      2,268      100,000        3,772        2,609      100,000
        3        8,275       4,625      3,579      100,000      5,267      4,221      100,000        5,964        4,918      100,000
        4       11,314       6,078      5,148      100,000      7,141      6,211      100,000        8,341        7,411      100,000
        5       14,505       7,447      6,633      100,000      9,036      8,222      100,000       10,905       10,091      100,000
        6       17,855       8,737      8,039      100,000     10,960     10,262      100,000       13,684       12,986      100,000
        7       21,373       9,943      9,362      100,000     12,910     12,328      100,000       16,699       16,118      100,000
        8       25,066      11,052     10,587      100,000     14,875     14,410      100,000       19,968       19,503      100,000
        9       28,945      12,062     11,714      100,000     16,854     16,505      100,000       23,520       23,172      100,000
       10       33,017      12,980     12,980      100,000     18,857     18,857      100,000       27,400       27,400      100,000
       11       37,293      13,793     13,793      100,000     20,877     20,877      100,000       31,739       31,739      100,000
       12       41,782      14,476     14,476      100,000     22,892     22,892      100,000       36,497       36,497      100,000
       13       46,497      15,025     15,025      100,000     24,903     24,903      100,000       41,735       41,735      100,000
       14       51,446      15,415     15,415      100,000     26,893     26,893      100,000       47,511       47,511      100,000
       15       56,644      15,639     15,639      100,000     28,949     28,949      100,000       53,913       53,913      100,000
       16       62,101      15,691     15,691      100,000     30,997     30,997      100,000       61,045       61,045      100,000
       17       67,831      15,536     15,536      100,000     33,017     33,017      100,000       69,018       69,018      100,000
       18       73,848      15,164     15,164      100,000     35,010     35,010      100,000       77,985       77,985      100,000
       19       80,165      14,555     14,555      100,000     36,973     36,973      100,000       88,129       88,129      100,000
       20       86,798      13,667     13,667      100,000     38,890     38,890      100,000       99,603       99,603      106,575
       21       93,763      12,467     12,467      100,000     40,753     40,753      100,000      112,329      112,329      117,946
       22      101,076      10,871     10,871      100,000     42,524     42,524      100,000      126,332      126,332      132,649
       23      108,755       8,813      8,813      100,000     44,183     44,183      100,000      141,732      141,732      148,819
       24      116,818       6,215      6,215      100,000     45,708     45,708      100,000      158,661      158,661      166,594
       25      125,284       2,976      2,976      100,000     47,071     47,071      100,000      177,258      177,258      186,121
       26      134,173         (*)        (*)          (*)     48,244     48,244      100,000      197,678      197,678      207,562
       27      143,506         (*)        (*)          (*)     49,200     49,200      100,000      220,086      220,086      231,090
       28      153,307         (*)        (*)          (*)     49,893     49,893      100,000      244,659      244,659      256,892
       29      163,597         (*)        (*)          (*)     50,268     50,268      100,000      271,586      271,586      285,165
       30      174,402         (*)        (*)          (*)     50,237     50,237      100,000      301,066      301,066      316,119

(1)  no policy loans and no partial withdrawals have been made.

(2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 1
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55
                                GUARANTEED VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1       2,625        1,210        48       100,000      1,314        152      100,000        1,419          256      100,000
        2       5,381        2,538     1,375       100,000      2,827      1,664      100,000        3,130        1,967      100,000
        3       8,275        3,769     2,723       100,000      4,330      3,284      100,000        4,941        3,895      100,000
        4      11,314        4,898     3,968       100,000      5,816      4,886      100,000        6,857        5,927      100,000
        5      14,505        5,916     5,103       100,000      7,275      6,462      100,000        8,882        8,069      100,000
        6      17,855        6,814     6,117       100,000      8,698      8,001      100,000       11,022       10,324      100,000
        7      21,373        7,581     7,000       100,000     10,072      9,491      100,000       13,281       12,700      100,000
        8      25,066        8,200     7,735       100,000     11,379     10,914      100,000       15,661       15,196      100,000
        9      28,945        8,653     8,305       100,000     12,600     12,251      100,000       18,167       17,818      100,000
       10      33,017        8,925     8,925       100,000     13,716     13,716      100,000       20,805       20,805      100,000
       11      37,293        8,996     8,996       100,000     14,708     14,708      100,000       23,587       23,587      100,000
       12      41,782        8,851     8,851       100,000     15,556     15,556      100,000       26,529       26,529      100,000
       13      46,497        8,469     8,469       100,000     16,240     16,240      100,000       29,748       29,748      100,000
       14      51,446        7,826     7,826       100,000     16,730     16,730      100,000       33,197       33,197      100,000
       15      56,644        6,885     6,885       100,000     16,989     16,989      100,000       36,908       36,908      100,000
       16      62,101        5,596     5,596       100,000     16,966     16,966      100,000       40,917       40,917      100,000
       17      67,831        3,893     3,893       100,000     16,591     16,591      100,000       45,266       45,266      100,000
       18      73,848        1,689     1,689       100,000     15,776     15,776      100,000       50,008       50,008      100,000
       19      80,165          (*)       (*)           (*)     14,416     14,416      100,000       55,221       55,221      100,000
       20      86,798          (*)       (*)           (*)     12,393     12,393      100,000       61,017       61,017      100,000
       21      93,763          (*)       (*)           (*)      9,571      9,571      100,000       67,554       67,554      100,000
       22     101,076          (*)       (*)           (*)      5,787      5,787      100,000       75,040       75,040      100,000
       23     108,755          (*)       (*)           (*)        836        836      100,000       83,755       83,755      100,000
       24     116,818          (*)       (*)           (*)        (*)        (*)          (*)       94,068       94,068      100,000
       25     125,284          (*)       (*)           (*)        (*)        (*)          (*)      105,902      105,902      111,197
       26     134,173          (*)       (*)           (*)        (*)        (*)          (*)      118,857      118,857      124,800
       27     143,506          (*)       (*)           (*)        (*)        (*)          (*)      133,024      133,024      139,675
       28     153,307          (*)       (*)           (*)        (*)        (*)          (*)      148,495      148,495      155,920
       29     163,597          (*)       (*)           (*)        (*)        (*)          (*)      165,367      165,367      173,635
       30     174,402          (*)       (*)           (*)        (*)        (*)          (*)      183,741      183,741      192,928

(1)  no policy loans and no partial withdrawals have been made.

(2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45
                                 CURRENT VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1          788         388          0       50,388        420          0       50,420          452            0       50,452
        2        1,614         847        273       50,847        937        363       50,937        1,032          458       51,032
        3        2,483       1,286        770       51,286      1,464        948       51,464        1,657        1,141       51,657
        4        3,394       1,700      1,241       51,700      1,995      1,536       51,995        2,327        1,868       52,327
        5        4,351       2,089      1,688       52,089      2,529      2,128       52,529        3,046        2,645       53,046
        6        5,357       2,454      2,110       52,454      3,068      2,724       53,068        3,819        3,475       53,819
        7        6,412       2,801      2,514       52,801      3,617      3,330       53,617        4,657        4,370       54,657
        8        7,520       3,123      2,893       53,123      4,170      3,941       54,170        5,560        5,331       55,560
        9        8,683       3,422      3,250       53,422      4,729      4,556       54,729        6,536        6,363       56,536
       10        9,905       3,697      3,697       53,697      5,291      5,291       55,291        7,590        7,590       57,590
       11       11,188       3,944      3,944       53,944      5,852      5,852       55,852        8,726        8,726       58,726
       12       12,535       4,161      4,161       54,161      6,411      6,411       56,411        9,949        9,949       59,949
       13       13,949       4,344      4,344       54,344      6,962      6,962       56,962       11,264       11,264       61,264
       14       15,434       4,489      4,489       54,489      7,499      7,499       57,499       12,674       12,674       62,674
       15       16,993       4,585      4,585       54,585      8,013      8,013       58,013       14,179       14,179       64,179
       16       18,630       4,635      4,635       54,635      8,501      8,501       58,501       15,788       15,788       65,788
       17       20,349       4,630      4,630       54,630      8,955      8,955       58,955       17,502       17,502       67,502
       18       22,154       4,560      4,560       54,560      9,359      9,359       59,359       19,320       19,320       69,320
       19       24,049       4,425      4,425       54,425      9,714      9,714       59,714       21,253       21,253       71,253
       20       26,039       4,217      4,217       54,217     10,005     10,005       60,005       23,301       23,301       73,301
       21       28,129       3,932      3,932       53,932     10,225     10,225       60,225       25,469       25,469       75,469
       22       30,323       3,560      3,560       53,560     10,361     10,361       60,361       27,845       27,845       77,845
       23       32,626       3,092      3,092       53,092     10,396     10,396       60,396       30,360       30,360       80,360
       24       35,045       2,517      2,517       52,517     10,314     10,314       60,314       33,015       33,015       83,015
       25       37,585       1,837      1,837       51,837     10,110     10,110       60,110       35,825       35,825       85,825
       26       40,252       1,041      1,041       51,041      9,767      9,767       59,767       38,794       38,794       88,794
       27       43,052         103        103       50,103      9,248      9,248       59,248       41,907       41,907       91,907
       28       45,992         (*)        (*)          (*)      8,546      8,546       58,546       45,178       45,178       95,178
       29       49,079         (*)        (*)          (*)      7,639      7,639       57,639       48,610       48,610       98,610
       30       52,321         (*)        (*)          (*)      6,508      6,508       56,508       52,209       52,209      102,209

(1)  no policy loans and no partial withdrawals have been made.

(2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 2
                  $750 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45
                                GUARANTEED VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1         788          173         0        50,173        198          0       50,198          223            0       50,223
        2       1,614          533         0        50,533        600         27       50,600          671           97       50,671
        3       2,483          868       352        50,868      1,000        483       51,000        1,143          627       51,143
        4       3,394        1,176       717        51,176      1,394        935       51,394        1,641        1,182       51,641
        5       4,351        1,455     1,053        51,455      1,781      1,379       51,781        2,164        1,763       52,164
        6       5,357        1,703     1,359        51,703      2,156      1,812       52,156        2,712        2,368       52,712
        7       6,412        1,917     1,630        51,917      2,517      2,230       52,517        3,283        2,996       53,283
        8       7,520        2,092     1,862        52,092      2,856      2,627       52,856        3,875        3,645       53,875
        9       8,683        2,223     2,051        52,223      3,168      2,996       53,168        4,483        4,311       54,483
       10       9,905        2,308     2,308        52,308      3,447      3,447       53,447        5,106        5,106       55,106
       11      11,188        2,341     2,341        52,341      3,686      3,686       53,686        5,738        5,738       55,738
       12      12,535        2,318     2,318        52,318      3,878      3,878       53,878        6,375        6,375       56,375
       13      13,949        2,239     2,239        52,239      4,019      4,019       54,019        7,016        7,016       57,016
       14      15,434        2,096     2,096        52,096      4,099      4,099       54,099        7,653        7,653       57,653
       15      16,993        1,883     1,883        51,883      4,108      4,108       54,108        8,278        8,278       58,278
       16      18,630        1,592     1,592        51,592      4,033      4,033       54,033        8,879        8,879       58,879
       17      20,349        1,216     1,216        51,216      3,862      3,862       53,862        9,445        9,445       59,445
       18      22,154          742       742        50,742      3,576      3,576       53,576        9,957        9,957       59,957
       19      24,049          157       157        50,157      3,156      3,156       53,156       10,396       10,396       60,396
       20      26,039          (*)       (*)           (*)      2,582      2,582       52,582       10,738       10,738       60,738
       21      28,129          (*)       (*)           (*)      1,835      1,835       51,835       10,961       10,961       60,961
       22      30,323          (*)       (*)           (*)        894        894       50,894       11,040       11,040       61,040
       23      32,626          (*)       (*)           (*)        (*)        (*)          (*)       10,947       10,947       60,947
       24      35,045          (*)       (*)           (*)        (*)        (*)          (*)       10,649       10,649       60,649
       25      37,585          (*)       (*)           (*)        (*)        (*)          (*)       10,103       10,103       60,103
       26      40,252          (*)       (*)           (*)        (*)        (*)          (*)        9,254        9,254       59,254
       27      43,052          (*)       (*)           (*)        (*)        (*)          (*)        8,036        8,036       58,036
       28      45,992          (*)       (*)           (*)        (*)        (*)          (*)        6,366        6,366       56,366
       29      49,079          (*)       (*)           (*)        (*)        (*)          (*)        4,151        4,151       54,151
       30      52,321          (*)       (*)           (*)        (*)        (*)          (*)        1,298        1,298       51,298

(1)  no policy loans and no partial withdrawals have been made.

(2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 2
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45
                                 CURRENT VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1        1,575         943         46      100,943      1,012        115      101,012        1,082          184      101,082
        2        3,229       1,936      1,039      101,936      2,135      1,237      102,135        2,342        1,444      102,342
        3        4,965       2,889      2,081      102,889      3,280      2,472      103,280        3,705        2,897      103,705
        4        6,788       3,802      3,084      103,802      4,450      3,732      104,450        5,181        4,463      105,181
        5        8,703       4,677      4,048      104,677      5,645      5,017      105,645        6,781        6,153      106,781
        6       10,713       5,514      4,975      105,514      6,867      6,328      106,867        8,520        7,981      108,520
        7       12,824       6,302      5,853      106,302      8,105      7,656      108,105       10,397        9,948      110,397
        8       15,040       7,031      6,672      107,031      9,346      8,987      109,346       12,415       12,056      112,415
        9       17,367       7,701      7,431      107,701     10,593     10,324      110,593       14,587       14,318      114,587
       10       19,810       8,302      8,302      108,302     11,832     11,832      111,832       16,919       16,919      116,919
       11       22,376       8,848      8,848      108,848     13,078     13,078      113,078       19,438       19,438      119,438
       12       25,069       9,347      9,347      109,347     14,338     14,338      114,338       22,173       22,173      122,173
       13       27,898       9,803      9,803      109,803     15,614     15,614      115,614       25,147       25,147      125,147
       14       30,868      10,195     10,195      110,195     16,886     16,886      116,886       28,447       28,447      128,447
       15       33,986      10,502     10,502      110,502     18,131     18,131      118,131       32,010       32,010      132,010
       16       37,261      10,731     10,731      110,731     19,353     19,353      119,353       35,866       35,866      135,866
       17       40,699      10,873     10,873      110,873     20,541     20,541      120,541       40,037       40,037      140,037
       18       44,309      10,913     10,913      110,913     21,677     21,677      121,677       44,539       44,539      144,539
       19       48,099      10,847     10,847      110,847     22,750     22,750      122,750       49,397       49,397      149,397
       20       52,079      10,679     10,679      110,679     23,765     23,765      123,765       54,655       54,655      154,655
       21       56,258      10,398     10,398      110,398     24,701     24,701      124,701       60,337       60,337      160,337
       22       60,646       9,972      9,972      109,972     25,523     25,523      125,523       66,454       66,454      166,454
       23       65,253       9,394      9,394      109,394     26,295     26,295      126,295       73,040       73,040      173,040
       24       70,091       8,636      8,636      108,636     26,908     26,908      126,908       80,114       80,114      180,114
       25       75,170       7,694      7,694      107,694     27,344     27,344      127,344       87,716       87,716      187,716
       26       80,504       6,560      6,560      106,560     27,585     27,585      127,585       95,891       95,891      195,891
       27       86,104       5,199      5,199      105,199     27,582     27,582      127,582      104,658      104,658      204,658
       28       91,984       3,604      3,604      103,604     27,315     27,315      127,315      114,068      114,068      214,068
       29       98,158       1,762      1,762      101,762     26,752     26,752      126,752      124,170      124,170      224,170
       30      104,641         (*)        (*)          (*)     25,840     25,840      125,840      134,993      134,993      234,993

(1)  no policy loans and no partial withdrawals have been made.

(2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 2
                $1,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 45
                                GUARANTEED VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1        1,575         747          0      100,747        809          0      100,809          872            0      100,872
        2        3,229       1,661        763      101,661      1,839        941      101,839        2,025        1,127      102,025
        3        4,965       2,530      1,722      102,530      2,881      2,073      102,881        3,262        2,454      103,262
        4        6,788       3,352      2,634      103,352      3,933      3,215      103,933        4,589        3,871      104,589
        5        8,703       4,124      3,496      104,124      4,993      4,365      104,993        6,013        5,385      106,013
        6       10,713       4,842      4,304      104,842      6,055      5,517      106,055        7,537        6,999      107,537
        7       12,824       5,502      5,053      105,502      7,114      6,665      107,114        9,166        8,717      109,166
        8       15,040       6,097      5,738      106,097      8,162      7,803      108,162       10,902       10,543      110,902
        9       17,367       6,619      6,350      106,619      9,190      8,921      109,190       12,749       12,480      112,749
       10       19,810       7,065      7,065      107,065     10,191     10,191      110,191       14,709       14,709      114,709
       11       22,376       7,426      7,426      107,426     11,155     11,155      111,155       16,786       16,786      116,786
       12       25,069       7,697      7,697      107,697     12,073     12,073      112,073       18,983       18,983      118,983
       13       27,898       7,874      7,874      107,874     12,937     12,937      112,937       21,309       21,309      121,309
       14       30,868       7,950      7,950      107,950     13,737     13,737      113,737       23,764       23,764      123,764
       15       33,986       7,913      7,913      107,913     14,455     14,455      114,455       26,350       26,350      126,350
       16       37,261       7,752      7,752      107,752     15,075     15,075      115,075       29,154       29,154      129,154
       17       40,699       7,455      7,455      107,455     15,578     15,578      115,578       32,103       32,103      132,103
       18       44,309       7,004      7,004      107,004     15,937     15,937      115,937       35,191       35,191      135,191
       19       48,099       6,379      6,379      106,379     16,125     16,125      116,125       38,408       38,408      138,408
       20       52,079       5,563      5,563      105,563     16,112     16,112      116,112       41,745       41,745      141,745
       21       56,258       4,539      4,539      104,539     15,871     15,871      115,871       45,197       45,197      145,197
       22       60,646       3,293      3,293      103,293     15,371     15,371      115,371       48,752       48,752      148,752
       23       65,253       1,809      1,809      101,809     14,585     14,585      114,585       52,405       52,405      152,405
       24       70,091          70         70      100,070     13,475     13,475      113,475       56,141       56,141      156,141
       25       75,170         (*)        (*)          (*)     11,996     11,996      111,996       59,933       59,933      159,933
       26       80,504         (*)        (*)          (*)     10,089     10,089      110,089       63,745       63,745      163,745
       27       86,104         (*)        (*)          (*)      7,684      7,684      107,684       67,523       67,523      167,523
       28       91,984         (*)        (*)          (*)      4,691      4,691      104,691       71,195       71,195      171,195
       29       98,158         (*)        (*)          (*)      1,020      1,020      101,020       74,681       74,681      174,681
       30      104,641         (*)        (*)          (*)        (*)        (*)          (*)       77,902       77,902      177,902

(1)  no policy loans and no partial withdrawals have been made.

(2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 2
                 $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55
                                 CURRENT VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1        1,260         635          0       50,635        687          0       50,687          738           45       50,738
        2        2,583       1,324        631       51,324      1,468        775       51,468        1,619          926       51,619
        3        3,972       1,971      1,347       51,971      2,252      1,628       52,252        2,557        1,933       52,557
        4        5,431       2,571      2,016       52,571      3,031      2,477       53,031        3,552        2,997       53,552
        5        6,962       3,115      2,630       53,115      3,796      3,311       53,796        4,599        4,114       54,599
        6        8,570       3,606      3,190       53,606      4,548      4,132       54,548        5,704        5,288       55,704
        7       10,259       4,034      3,687       54,034      5,275      4,929       55,275        6,864        6,517       56,864
        8       12,032       4,389      4,112       54,389      5,966      5,688       55,966        8,071        7,794       58,071
        9       13,893       4,674      4,466       54,674      6,618      6,410       56,618        9,331        9,123       59,331
       10       15,848       4,878      4,878       54,878      7,219      7,219       57,219       10,638       10,638       60,638
       11       17,901       4,997      4,997       54,997      7,763      7,763       57,763       11,991       11,991       61,991
       12       20,056       5,023      5,023       55,023      8,235      8,235       58,235       13,384       13,384       63,384
       13       22,318       4,946      4,946       54,946      8,621      8,621       58,621       14,809       14,809       64,809
       14       24,694       4,756      4,756       54,756      8,905      8,905       58,905       16,256       16,256       66,256
       15       27,189       4,454      4,454       54,454      9,083      9,083       59,083       17,728       17,728       67,728
       16       29,808       4,030      4,030       54,030      9,137      9,137       59,137       19,213       19,213       69,213
       17       32,559       3,458      3,458       53,458      9,033      9,033       59,033       20,683       20,683       70,683
       18       35,447       2,738      2,738       52,738      8,762      8,762       58,762       22,135       22,135       72,135
       19       38,479       1,862      1,862       51,862      8,305      8,305       58,305       23,554       23,554       73,554
       20       41,663         819        819       50,819      7,643      7,643       57,643       24,924       24,924       74,924
       21       45,006         (*)        (*)          (*)      6,740      6,740       56,740       26,215       26,215       76,215
       22       48,517         (*)        (*)          (*)      5,562      5,562       55,562       27,476       27,476       77,476
       23       52,202         (*)        (*)          (*)      4,070      4,070       54,070       28,598       28,598       78,598
       24       56,073         (*)        (*)          (*)      2,233      2,233       52,233       29,544       29,544       79,544
       25       60,136         (*)        (*)          (*)         10         10       50,010       30,272       30,272       80,272
       26       64,403         (*)        (*)          (*)        (*)        (*)          (*)       30,730       30,730       80,730
       27       68,883         (*)        (*)          (*)        (*)        (*)          (*)       30,863       30,863       80,863
       28       73,587         (*)        (*)          (*)        (*)        (*)          (*)       30,617       30,617       80,617
       29       78,527         (*)        (*)          (*)        (*)        (*)          (*)       29,917       29,917       79,917
       30       83,713         (*)        (*)          (*)        (*)        (*)          (*)       28,677       28,677       78,677

(1)  no policy loans and no partial withdrawals have been made.

(2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 2
                 $1200 ANNUAL PREMIUM: $50,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55
                                GUARANTEED VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1        1,260         280          0       50,280        319          0       50,319          360            0       50,360
        2        2,583         708         15       50,708        811        118       50,811          919          226       50,919
        3        3,972       1,071        447       51,071      1,263        639       51,263        1,474          850       51,474
        4        5,431       1,364        809       51,364      1,668      1,113       51,668        2,016        1,461       52,016
        5        6,962       1,579      1,094       51,579      2,015      1,530       52,015        2,535        2,050       52,535
        6        8,570       1,709      1,293       51,709      2,293      1,877       52,293        3,021        2,605       53,021
        7       10,259       1,747      1,401       51,747      2,489      2,143       52,489        3,460        3,114       53,460
        8       12,032       1,680      1,403       51,680      2,586      2,309       52,586        3,833        3,555       53,833
        9       13,893       1,496      1,288       51,496      2,565      2,357       52,565        4,117        3,909       54,117
       10       15,848       1,183      1,183       51,183      2,407      2,407       52,407        4,290        4,290       54,290
       11       17,901         730        730       50,730      2,093      2,093       52,093        4,326        4,326       54,326
       12       20,056         128        128       50,128      1,603      1,603       51,603        4,199        4,199       54,199
       13       22,318         (*)        (*)          (*)        919        919       50,919        3,879        3,879       53,879
       14       24,694         (*)        (*)          (*)         16         16       50,016        3,332        3,332       53,332
       15       27,189         (*)        (*)          (*)        (*)        (*)          (*)        2,511        2,511       52,511
       16       29,808         (*)        (*)          (*)        (*)        (*)          (*)        1,360        1,360       51,360
       17       32,559         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       18       35,447         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       19       38,479         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       20       41,663         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       21       45,006         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       22       48,517         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       23       52,202         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       24       56,073         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       25       60,136         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       26       64,403         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       27       68,883         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       28       73,587         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       29       78,527         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       30       83,713         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)

(1)  no policy loans and no partial withdrawals have been made.

(2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 2
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55
                                 CURRENT VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1        2,625       1,521        358      101,521      1,634        471      101,634        1,747          585      101,747
        2        5,381       3,068      1,905      103,068      3,390      2,228      103,390        3,727        2,565      103,727
        3        8,275       4,553      3,507      104,553      5,185      4,138      105,185        5,870        4,824      105,870
        4       11,314       5,957      5,027      105,957      6,995      6,065      106,995        8,168        7,238      108,168
        5       14,505       7,260      6,446      107,260      8,803      7,989      108,803       10,618        9,804      110,618
        6       17,855       8,467      7,770      108,467     10,611      9,913      110,611       13,236       12,538      113,236
        7       21,373       9,572      8,991      109,572     12,410     11,829      112,410       16,032       15,450      116,032
        8       25,066      10,558     10,093      110,558     14,182     13,717      114,182       19,004       18,539      119,004
        9       28,945      11,422     11,073      111,422     15,920     15,571      115,920       22,165       21,816      122,165
       10       33,017      12,169     12,169      112,169     17,625     17,625      117,625       25,537       25,537      125,537
       11       37,293      12,787     12,787      112,787     19,282     19,282      119,282       29,216       29,216      129,216
       12       41,782      13,245     13,245      113,245     20,855     20,855      120,855       33,119       33,119      133,119
       13       46,497      13,537     13,537      113,537     22,329     22,329      122,329       37,260       37,260      137,260
       14       51,446      13,634     13,634      113,634     23,672     23,672      123,672       41,634       41,634      141,634
       15       56,644      13,532     13,532      113,532     24,866     24,866      124,866       46,253       46,253      146,253
       16       62,101      13,225     13,225      113,225     25,897     25,897      125,897       51,134       51,134      151,134
       17       67,831      12,676     12,676      112,676     26,801     26,801      126,801       56,262       56,262      156,262
       18       73,848      11,880     11,880      111,880     27,481     27,481      127,481       61,654       61,654      161,654
       19       80,165      10,824     10,824      110,824     27,908     27,908      127,908       67,317       67,317      167,317
       20       86,798       9,472      9,472      109,472     28,031     28,031      128,031       73,238       73,238      173,238
       21       93,763       7,801      7,801      107,801     27,806     27,806      127,806       79,414       79,414      179,414
       22      101,076       5,739      5,739      105,739     27,138     27,138      127,138       85,789       85,789      185,789
       23      108,755       3,246      3,246      103,246     25,958     25,958      125,958       92,333       92,333      192,333
       24      116,818         283        283      100,283     24,195     24,195      124,195       99,016       99,016      199,016
       25      125,284         (*)        (*)          (*)     21,690     21,690      121,690      105,789      105,789      205,789
       26      134,173         (*)        (*)          (*)     18,438     18,438      118,438      112,609      112,609      212,609
       27      143,506         (*)        (*)          (*)     14,369     14,369      114,369      119,439      119,439      219,439
       28      153,307         (*)        (*)          (*)      9,384      9,384      109,384      126,214      126,214      226,214
       29      163,597         (*)        (*)          (*)      3,380      3,380      103,380      132,863      132,863      232,863
       30      174,402         (*)        (*)          (*)        (*)        (*)          (*)      139,270      139,270      239,270

(1)  no policy loans and no partial withdrawals have been made.

(2) current values reflect current cost of insurance charges and a monthly $12.50 administrative expense charge for the first policy year and $5 thereafter. Current values reflect a 6% of premium charge on all premiums up to the break point premium and 4% on premiums in excess of break point for any single policy year.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             DEATH BENEFIT OPTION 2
                $2,500 ANNUAL PREMIUM: $100,000 SPECIFIED AMOUNT
                            MALE: NON-TOBACCO: AGE 55
                                GUARANTEED VALUES

                 0% HYPOTHETICAL                    6% HYPOTHETICAL                     12% HYPOTHETICAL
                 GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN

              PREMIUMS
             PAID PLUS                   CASH                               CASH                                   CASH
   POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
     YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT

        1        2,625       1,196         33      101,196      1,299        136      101,299        1,402          239      101,402
        2        5,381       2,495      1,333      102,495      2,780      1,617      102,780        3,078        1,915      103,078
        3        8,275       3,684      2,638      103,684      4,232      3,186      104,232        4,829        3,782      104,829
        4       11,314       4,755      3,825      104,755      5,643      4,713      105,643        6,651        5,721      106,651
        5       14,505       5,695      4,882      105,695      6,999      6,186      106,999        8,540        7,727      108,540
        6       17,855       6,496      5,799      106,496      8,285      7,587      108,285       10,488        9,791      110,488
        7       21,373       7,145      6,564      107,145      9,481      8,900      109,481       12,486       11,905      112,486
        8       25,066       7,623      7,158      107,623     10,563     10,098      110,563       14,516       14,051      114,516
        9       28,945       7,912      7,563      107,912     11,503     11,154      111,503       16,558       16,210      116,558
       10       33,017       7,994      7,994      107,994     12,275     12,275      112,275       18,593       18,593      118,593
       11       37,293       7,854      7,854      107,854     12,851     12,851      112,851       20,598       20,598      120,598
       12       41,782       7,476      7,476      107,476     13,204     13,204      113,204       22,551       22,551      122,551
       13       46,497       6,846      6,846      106,846     13,306     13,306      113,306       24,427       24,427      124,427
       14       51,446       5,947      5,947      105,947     13,122     13,122      113,122       26,195       26,195      126,195
       15       56,644       4,750      4,750      104,750     12,608     12,608      112,608       27,897       27,897      127,897
       16       62,101       3,219      3,219      103,219     11,706     11,706      111,706       29,400       29,400      129,400
       17       67,831       1,308      1,308      101,308     10,348     10,348      110,348       30,627       30,627      130,627
       18       73,848         (*)        (*)          (*)      8,448      8,448      108,448       31,482       31,482      131,482
       19       80,165         (*)        (*)          (*)      5,915      5,915      105,915       31,856       31,856      131,856
       20       86,798         (*)        (*)          (*)      2,666      2,666      102,666       31,640       31,640      131,640
       21       93,763         (*)        (*)          (*)        (*)        (*)          (*)       30,725       30,725      130,725
       22      101,076         (*)        (*)          (*)        (*)        (*)          (*)       28,996       28,996      128,996
       23      108,755         (*)        (*)          (*)        (*)        (*)          (*)       26,330       26,330      126,330
       24      116,818         (*)        (*)          (*)        (*)        (*)          (*)       22,587       22,587      122,587
       25      125,284         (*)        (*)          (*)        (*)        (*)          (*)       17,520       17,520      117,520
       26      134,173         (*)        (*)          (*)        (*)        (*)          (*)       10,976       10,976      110,976
       27      143,506         (*)        (*)          (*)        (*)        (*)          (*)        2,678        2,678      102,678
       28      153,307         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       29      163,597         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)
       30      174,402         (*)        (*)          (*)        (*)        (*)          (*)          (*)          (*)          (*)

(1)  no policy loans and no partial withdrawals have been made.

(2) guaranteed values reflect guaranteed cost of insurance charges and a monthly $25 administrative expense charge for the first policy year and $7.50 thereafter. Guaranteed values reflect a 6% of premium charge on all premiums.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions shown in the prospectus appendix.

(*)  unless additional premium is paid, the policy will not stay in force.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing rates and rates of inflation. The death benefit and cash value for a policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by nationwide life or the trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                          Independent Auditors' Report

The Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide VLI Separate Account-3:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account-3 as of December 31, 1998, and the related statements of operations and changes in contract owners' equity for each of the years in the three year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide VLI Separate Account-3 as of December 31, 1998, and the results of its operations and its changes in contract owners' equity for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                             KPMG LLP

Columbus, Ohio
February 5, 1999

                                NATIONWIDE VLI SEPARATE ACCOUNT-3

                  STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                        DECEMBER 31, 1998



ASSETS:
   Investments at market value:
      American Century VP - American Century VP Advantage (ACVPAdv)
   138,182 shares (cost $781,557)........................................................................    $958,981
American Century VP - American Century VP Balanced (ACVPBal)
   2,211 shares (cost $16,283) ...........................................................................     18,442
American Century VP - American Century VP Capital Appreciation (ACVPCapAp)
   6,299 shares (cost $62,625) ...........................................................................     56,814
American Century VP - American Century VP Income & Growth (ACVPIncGr)
   573 shares (cost $3,726) ..............................................................................      3,885
American Century VP - American Century VP International (ACVPInt)
   4,532 shares (cost $28,348) ...........................................................................     34,533
American Century VP - American Century VP Value (ACVPValue)
   983 shares (cost $7,028) ..............................................................................      6,618
The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)
   2,251 shares (cost $52,029) ...........................................................................     69,972
Dreyfus Stock Index Fund (DryStkIx)
   13,448 shares (cost $307,458) .........................................................................    437,332
Dreyfus VIF - Capital Appreciation Portfolio (DryCapAp)
   5,612 shares (cost $181,635) ..........................................................................    202,666
Dreyfus VIF - Growth and Income Portfolio (DryGrInc)
   325 shares (cost $7,168) ..............................................................................      7,357
Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
   16,429 shares (cost $356,165) .........................................................................    417,636
Fidelity VIP - Growth Portfolio (FidVIPGr)
   13,963 shares (cost $441,216) .........................................................................    626,500
Fidelity VIP - High Income Portfolio (FidVIPHI)
   4,845 shares (cost $60,198) ...........................................................................     55,868
Fidelity VIP - Overseas Portfolio (FidVIPOv)
   1,089 shares (cost $20,062) ...........................................................................     21,834
Fidelity VIP-II - Asset Manager Portfolio (FidVIPAM)
   5,251 shares (cost $83,995) ...........................................................................     95,358
Fidelity VIP-II - Contrafund Portfolio (FidVIPCon)
   19,995 shares (cost $344,281) .........................................................................    488,670
Fidelity VIP-III - Growth Opportunities Portfolio (FidVIPGrOp)
   353 shares (cost $7,158) ..............................................................................      8,067
Nationwide SAT - Capital Appreciation Fund (NSATCapAp)
   300,479 shares (cost $4,168,296) ......................................................................  7,989,731
Nationwide SAT - Government Bond Fund (NSATGvtBd)
   169,214 shares (cost $1,878,589) ......................................................................  1,978,114
Nationwide SAT - Money Market Fund (NSATMyMkt)
   325,406 shares (cost $325,406) ........................................................................    325,406
Nationwide SAT - Small Company Fund (NSATSmCo)
   2,645 shares (cost $39,219) ...........................................................................     42,339

Nationwide SAT - Total Return Fund (NSATTotRe)
   1,031,845 shares (cost $12,400,087 ..............................    18,985,946
Neuberger & Berman AMT - Balanced Portfolio (NBAMTBal)
   88,386 shares (cost $1,367,924) .................................     1,444,230
Neuberger & Berman AMT - Growth Portfolio (NBAMTGro)
   2,376 shares (cost $61,567) .....................................        62,465
Neuberger & Berman AMT - Guardian Portfolio (NBAMTGuard)
   38 shares (cost $492) ...........................................           521
Neuberger & Berman AMT - Limited Maturity Bond Portfolio (NBAMTLMat)
   814 shares (cost $11,211) .......................................        11,245
Neuberger & Berman AMT - Partners Portfolio (NBAMTPart)
   6,820 shares (cost $128,895) ....................................       129,103
Oppenheimer VAF - Bond Fund (OppBdFd)
   913 shares (cost $10,935) .......................................        11,248
Oppenheimer VAF - Global Securities Fund (OppGISec)
   3,121 shares (cost $59,501) .....................................        68,884
Oppenheimer VAF - Growth Fund (OppGro)
   261 shares (cost $9,014) ........................................         9,560
Oppenheimer VAF - Multiple Strategies Fund (OppMult)
   524 shares (cost $8,113) ........................................         8,934
Strong Opportunity Fund II, Inc. (StOpp2)
   6,246 shares (cost $122,325) ....................................       135,673
Strong VIF - Strong Discovery Fund II (StDisc2)
   1,486 shares (cost $17,921) .....................................        18,906
Strong VIF - Strong International Stock Fund II (StIntStk2)
   1,415 shares (cost $15,437) .....................................        12,428
Van Eck WIT - Worldwide Bond Fund (VEWrldBd)
   142 shares (cost $1,514) ........................................         1,749
Van Eck WIT - Worldwide Emerging Markets Fund (VEWrldEMkt)
   586 shares (cost $7,633) ........................................         4,172
Van Eck WIT - Worldwide Hard Assets Fund (VEWrldHAs)
   592 shares (cost $9,394) ........................................         5,442
Van Kampen American Capital LIT -
Morgan Stanley Real Estate Securities Portfolio (VKMSRESec)
   1,516 shares (cost $23,736) .....................................        20,865
Warburg Pincus Trust - International Equity Portfolio (WPIntEq)
   2,419 shares (cost $28,079) .....................................        26,585
Warburg Pincus Trust - Post Venture Capital Portfolio (WPPVenCap)
   83 shares (cost $882) ...........................................           978
Warburg Pincus Trust - Small Company Growth Portfolio (WPSmCoGr)
   2,459 shares (cost $35,128) .....................................        39,369

            Total assets ...........................................    34,844,426
ACCOUNTS PAYABLE ...................................................         4,591
CONTRACT OWNERS' EQUITY (NOTE 7) ...................................   $34,839,835

See accompanying notes to financial statements.

                        NATIONWIDE VLI SEPARATE ACCOUNT-3
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                   Years Ended December 31, 1998, 1997 and 199


                                                                         TOTAL                                        ACVPADV
                                                ---------------------------------------------  ------------------------------
                                                    1998            1997            1996            1998             1997
                                                -------------  --------------  --------------  --------------   -------------
Investment activity:
  Reinvested dividends                        $       441,432         452,251         447,134          19,123          12,739
  Mortality and expense charges
    (note 3)                                         (251,361)       (208,160)       (159,468)         (3,703)         (3,496
                                                -------------  --------------  --------------  --------------   -------------
    Net investment activity                           190,071         244,091         287,666          15,420           9,243
                                                -------------  --------------  --------------  --------------   -------------

  Proceeds from mutual fund
    shares sold                                     2,923,380       2,224,444       1,904,080          78,478         106,359
  Cost of mutual funds sold                        (2,044,536)     (1,729,172)     (1,696,815)        (66,483)        (94,785
                                                -------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments                                     878,844         495,272         207,265          11,995          11,574
  Change in unrealized gain (loss)
    on investments                                  3,011,918       4,439,699       2,051,092          40,889          32,047
                                                -------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments                  3,890,762       4,934,971       2,258,357          52,884          43,621
                                                -------------  --------------  --------------  --------------   -------------
  Reinvested capital gains                          1,454,945         845,589         830,186          71,955          44,789
                                                -------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations                             5,535,778       6,024,651       3,376,209         140,259          97,653
                                                -------------  --------------  --------------  --------------   -------------
  Equity transactions:
  Purchase payments received from
    contract owners                                 4,210,270       4,453,849       4,940,306          68,519          62,979
  Transfers between funds                                   -               -               -         (21,014)        (35,911
  Surrenders                                       (1,087,106)       (747,816)       (641,251)        (29,005)        (40,827
  Death benefits (note 4)                            (124,773)        (28,333)         (6,306)        (10,265)              -
  Policy loans (net of repayments) (note 5)
  Deductions for surrender charges                   (859,588)       (891,821)       (635,496)        (18,396)        (18,857
    (note 2d)
  Redemptions to pay cost of insurance               (128,012)       (166,341)       (145,828)         (3,416)         (9,081
    charges and administration
    charges (notes 2b and 2c)
                                                   (2,017,340)     (2,036,264)     (2,089,346)        (23,887)        (10,757
      Net equity transactions                   -------------  --------------  --------------  --------------   -------------
                                                       (6,549)        583,274       1,422,079         (37,464)        (52,454
                                                -------------  --------------  --------------  --------------   -------------
  Net change in contract
    owners' equity
  Contract owners' equity                           5,529,229       6,607,925       4,798,288         102,795          45,199
    beginning of period
                                                   29,310,606      22,702,681      17,904,393         856,191         810,992
  Contract owners' equity                       -------------  --------------  --------------  --------------   -------------
    end of period                             $    34,839,835      29,310,606      22,702,681         958,986         856,191
                                                =============  ==============  ==============  ==============   =============

                                                                                     ACVPBAL
                                              -------------  -----------------------------------------------
                                                   1996             1998           1997            1996
                                              --------------  --------------  --------------  --------------
Investment activity:
  Reinvested dividends                                18,056             373             171             162
  Mortality and expense charges
    (note 3)                                          (2,743)           (147)            (23)           (219)
                                              --------------  --------------  --------------  --------------
    Net investment activity                           15,313             226             148             (57)
                                              --------------  --------------  --------------  --------------

  Proceeds from mutual fund
    shares sold                                      100,725           5,521             560             231
  Cost of mutual funds sold                          (91,177)         (4,833)           (500)           (218)
                                              --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments                                      9,548             688              60              13
  Change in unrealized gain (loss)
    on investments                                     5,853            (436)          1,633             891
                                              --------------  --------------  --------------  --------------
    Net gain (loss) on investments                    15,401             252           1,693             904
                                              --------------  --------------  --------------  --------------
  Reinvested capital gains                            34,817           2,314             746             207
                                              --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations                               65,531           2,792           2,587           1,054
                                              --------------  --------------  --------------  --------------
  Equity transactions:
  Purchase payments received from
    contract owners                                   83,479             648           1,313           1,499
  Transfers between funds                            (48,014)              -           3,416           3,453
  Surrenders                                          (9,321)         (3,950)           (113)            (23)
  Death benefits (note 4)                               (407)              -               -               -
  Policy loans (net of repayments) (note 5)
  Deductions for surrender charges                   (40,770)              -               -               -
    (note 2d)
  Redemptions to pay cost of insurance                (2,120)           (465)            (25)             (5)
    charges and administration
    charges (notes 2b and 2c)
                                                      (6,503)           (626)              3               -
      Net equity transactions                 --------------  --------------  --------------  --------------
                                                     (23,656)         (4,393)          4,594           4,924
                                              --------------  --------------  --------------  --------------
  Net change in contract
    owners' equity
  Contract owners' equity                             41,875          (1,601)          7,181           5,978
    beginning of period
                                                     769,117          20,052          12,871           6,893
  Contract owners' equity                     --------------  --------------  --------------  --------------
    end of period                                    810,992          18,451          20,052          12,871
                                              ==============  ==============  ==============  ==============

                        NATIONWIDE VLI SEPARATE ACCOUNT-3
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996

                                                                 ACVPCAPAP                                        ACVPINCGR
                                               ----------------------------------------------  --------------------------------
                                                     1998           1997             1996           1998             1997
                                               --------------  --------------  --------------  --------------   -------------
Investment activity:
  Reinvested dividends ...................     $            -               -               -              19               -
  Mortality and expense charges
    (note 3) .............................               (377)           (264)           (154)            (12)              -
                                               --------------  --------------  --------------  --------------   -------------
    Net investment activity ..............               (377)           (264)           (154)              7               -
                                               --------------  --------------  --------------  --------------   -------------

  Proceeds from mutual fund
    shares sold ..........................             19,751          16,373          17,129             216               -
  Cost of mutual funds sold ..............            (23,525)        (19,447)        (19,961)           (222)              -
                                               --------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments ........................             (3,774)         (3,074)         (2,832)             (6)              -
  Change in unrealized gain (loss)
    on investments .......................               (284)            367          (5,469)            159               -
                                               --------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments .......             (4,058)         (2,707)         (8,301)            153               -
                                               --------------  --------------  --------------  --------------   -------------
  Reinvested capital gains ...............              3,128           1,358           5,393               -               -
                                               --------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations ..................             (1,307)         (1,613)         (3,062)            160               -
                                               --------------  --------------  --------------  --------------   -------------
  Equity transactions:
  Purchase payments received from
    contract owners ......................             8,237          15,247          16,398             402               -
  Transfers between funds ................           (10,313)         12,404           7,093           3,509               -
  Surrenders .............................            (9,003)         (1,216)           (538)              -               -
  Death benefits (note 4) ................                 -               -               -               -               -
  Policy loans (net of repayments) (note 5)            4,905          (6,640)         (2,519)             (4)              -
  Deductions for surrender charges
    (note 2d) ............................            (1,060)           (271)           (122)              -               -
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c) ............            (3,356)         (2,969)         (3,563)           (189)              -
                                              --------------  --------------  --------------  --------------   -------------
      Net equity transactions ............           (10,590)         16,555          16,749           3,718               -
                                              --------------  --------------  --------------  --------------   -------------
  Net change in contract
    owners' equity .......................           (11,897)         14,942          13,687           3,878               -
  Contract owners' equity
    beginning of period ..................            68,695          53,753          40,066               -               -
                                              --------------  --------------  --------------  --------------   -------------
  Contract owners' equity
    end of period ........................     $      56,798          68,695          53,753           3,878               -
                                               ==============  ==============  ==============  ==============   =============

                                                                                 ACVPINT
                                             --------------  ----------------------------------------------
                                                  1996            1998            1997            1996
                                             --------------  --------------  --------------  --------------
Investment activity:
  Reinvested dividends ...................                -             162             234             335
  Mortality and expense charges
    (note 3) .............................                -            (193)            (54)            (48)
                                             --------------  --------------  --------------  --------------
    Net investment activity ..............                -             (31)            180             287
                                             --------------  --------------  --------------  --------------

  Proceeds from mutual fund
    shares sold ..........................                -           3,758           6,666           1,044
  Cost of mutual funds sold ..............                -          (2,904)         (5,748)           (990)
                                             --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments ........................                -             854             918              54
  Change in unrealized gain (loss)
    on investments .......................                -           1,807           2,645           1,724
                                             --------------  --------------  --------------  --------------
    Net gain (loss) on investments .......                -           2,661           3,563           1,778
                                             --------------  --------------  --------------  --------------
  Reinvested capital gains ...............                -           1,666             451             112
                                             --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations ..................                -           4,296           4,194           2,177
                                             --------------  --------------  --------------  --------------
  Equity transactions:
  Purchase payments received from
    contract owners ......................               -           2,509           4,901           4,482
  Transfers between funds ................               -           3,810          (5,070)         18,762
  Surrenders .............................               -          (1,804)              -             (14)
  Death benefits (note 4) ................               -               -               -               -
  Policy loans (net of repayments) (note 5)
  Deductions for surrender charges .......               -             175              (2)              -
    (note 2d).............................               -            (212)              -               -
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c) ............               -          (1,951)         (1,124)           (880)
                                             -------------  --------------  --------------  --------------
      Net equity transactions ............               -           2,527          (1,295)         22,350
                                             -------------  --------------  --------------  --------------
  Net change in contract
    owners' equity .......................               -           6,823           2,899          24,527
  Contract owners' equity
    beginning of period ..................               -          27,751          24,852             325
                                             -------------  --------------  --------------  --------------
  Contract owners' equity
    end of period ........................               -          34,574          27,751          24,852
                                             ==============  ==============  ==============  ==============


                                                                     (Continued)

                                NATIONWIDE VLI SEPARATE ACCOUNT-3
                 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                          Years Ended December 31, 1998, 1997 and 1996

                                                                 ACVPVALUE                             DRYSRGRO
                                               ----------------------------------------------  --------------------------------
                                                     1998           1997             1996           1998             1997
                                               --------------  --------------  --------------  --------------   -------------

Investment activity:
  Reinvested dividends ...................                  -               -               -             109             161
  Mortality and expense charges
    (note 3) .............................      $         (32)              -               -            (522)            (88)
                                               --------------  --------------  --------------  --------------   -------------
    Net investment activity ..............                (32)              -               -            (413)             73
                                               --------------  --------------  --------------  --------------   -------------

  Proceeds from mutual fund
    shares sold ..........................                 30               -               -           9,155           8,378
  Cost of mutual funds sold ..............                (31)              -               -          (5,890)         (5,531)
                                               --------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments ........................                 (1)              -               -           3,265           2,847
  Change in unrealized gain (loss)
    on investments .......................               (410)              -               -           8,420           5,747
                                               --------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments .......               (411)              -               -          11,685           8,594
                                               --------------  --------------  --------------  --------------   -------------
  Reinvested capital gains ...............                  5               -               -           2,538           1,233
                                               --------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations ..................               (438)              -               -          13,810           9,900
                                               --------------  --------------  --------------  --------------   -------------
  Equity transactions:
  Purchase payments received from
    contract owners ......................              7,146               -               -           2,861           4,271
  Transfers between funds ................                  -               -               -          17,202           7,312
  Surrenders .............................                  -               -               -         (10,639)           (819)
  Death benefits (note 4).................                  -               -               -               -               -
  Policy loans (net of repayments) (note 5)                 -               -               -           6,949          (8,265)
  Deductions for surrender charges
    (note 2d) ............................                  -               -               -          (1,253)           (182)
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c) ............                (165)              -               -          (1,826)              -
                                                --------------  --------------  --------------  --------------   -------------
      Net equity transactions                            6,981               -               -          13,294           2,317
                                                --------------  --------------  --------------  --------------   -------------
  Net change in contract
    owners' equity .......................               6,543               -               -          27,104          12,217
  Contract owners' equity
    beginning of period ..................                   -               -               -          42,855          30,638
                                                --------------  --------------  --------------  --------------   -------------
  Contract owners' equity
    end of period ........................        $       6,543               -               -          69,959          42,855
                                                 ==============  ==============  ==============  ==============   ============

                                                                                     DRYSTKLX
                                               ---------------  ----------------------------------------------
                                                     1996            1998            1997            1996
                                                --------------  --------------  --------------  --------------

Investment activity:
  Reinvested dividends ...................                  69           5,032           4,753           3,193
  Mortality and expense charges
    (note 3) .............................                (834)         (2,715)         (1,726)         (1,138)
                                                --------------  --------------  --------------  --------------
    Net investment activity ..............                (765)          2,317           3,027           2,055
                                                --------------  --------------  --------------  --------------

  Proceeds from mutual fund
    shares sold ..........................               3,627          71,990          57,672          15,530
  Cost of mutual funds sold ..............              (3,224)        (40,908)        (35,667)        (12,325)
                                                --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments ........................                 403          31,082          22,005           3,205
  Change in unrealized gain (loss)
    on investments .......................               3,163          58,442          44,911          20,580
                                                --------------  --------------  --------------  --------------
    Net gain (loss) on investments .......               3,566          89,524          66,916          23,785
                                                --------------  --------------  --------------  --------------
  Reinvested capital gains ...............               1,239             909          10,149           3,230
                                                --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations ..................               4,040          92,750          80,092          29,070
                                                --------------  --------------  --------------  --------------
  Equity transactions:
  Purchase payments received from
    contract owners ......................               3,722          44,706          34,802          16,813
  Transfers between funds ................               3,011          55,914          61,294          54,396
  Surrenders .............................                 (59)         (1,238)           (432)              -
  Death benefits (note 4).................                   -               -               -               -
  Policy loans (net of repayments) (note 5)               (121)        (70,038)        (41,395)         (5,987)
  Deductions for surrender charges
    (note 2d).............................                 (13)           (146)            (96)              -
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c) ............                 (277)        (15,056)         (1,428)           (396)
                                                 --------------  --------------  --------------  --------------
      Net equity transactions                             6,263          14,142          52,745          64,826
                                                 --------------  --------------  --------------  --------------
  Net change in contract
    owners' equity .......................               10,303         106,892         132,837          93,896
  Contract owners' equity
    beginning of period ..................               20,335         330,407         197,570         103,674
                                                 --------------  --------------  --------------  --------------
  Contract owners' equity
    end of period ........................               30,638         437,299         330,407         197,570
                                                   ==============  ==============  ==============  ==============

                                                                     (Continued)

                                NATIONWIDE VLI SEPARATE ACCOUNT-3
                 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                          Years Ended December 31, 1998, 1997 and 1996

                                                                DryCapAp                                  DryGrInc
                                           ----------------------------------------------  ---------------------------------
                                                1998           1997             1996           1998             1997
                                           --------------  --------------  --------------  --------------   -------------
Investment activity:
  Reinvested dividends                      $       1,104              80               -              55              17
  Mortality and expense charges
    (note 3)                                         (508)             (3)              -             (35)              -
                                           --------------  --------------  --------------  --------------   -------------
    Net investment activity                           596              77               -              20              17
                                           --------------  --------------  --------------  --------------   -------------

  Proceeds from mutual fund
   shares sold                                     11,604             339               -             580           2,217
  Cost of mutual funds sold                       (10,443)           (343)              -            (597)         (2,101)
                                           --------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments                                   1,161              (4)              -             (17)            116
  Change in unrealized gain (loss)
    on investments                                 21,032              (2)              -             236             (48)
                                           --------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments                 22,193              (6)              -             219              68
                                           --------------  --------------  --------------  --------------   -------------
  Reinvested capital gains                              3               7               -              67              66
                                           --------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations                            22,792              78               -             306             151
                                           --------------  --------------  --------------  --------------   -------------
  Equity transactions:
  Purchase payments received from
    contract owners                                 1,324               -               -           6,636             143
  Transfers between funds                         168,936          10,711               -               -           1,402
  Surrenders                                            -               -               -            (491)              -
  Death benefits (note 4)                               -               -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                            -               -               -             522            (855)
  Deductions for surrender charges
    (note 2d)                                           -               -               -             (58)              -
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                        (839)           (358)              -            (399)              -
                                           --------------  --------------  --------------  --------------   -------------
      Net equity transactions                     169,421          10,353               -           6,210             690
                                           --------------  --------------  --------------  --------------   -------------

  Net change in contract
    owners' equity                                192,213          10,431               -           6,516             841
  Contract owners' equity
    beginning of period                            10,431               -               -             841               -
                                           --------------  --------------  --------------  --------------   -------------
  Contract owners' equity
    end of period                            $     202,644         10,431               -           7,357             841
                                           ==============  ==============  ==============  ==============   =============



                                                                         FidVIPEI
                                       ---------------  ----------------------------------------------
                                            1996            1998            1997            1996
                                        --------------  --------------  --------------  --------------
Investment activity:
  Reinvested dividends                               -           6,967           6,340             121
  Mortality and expense charges
    (note 3)                                         -          (3,240)         (2,750)           (540)
                                        --------------  --------------  --------------  --------------
    Net investment activity                          -           3,727           3,590            (419)
                                        --------------  --------------  --------------  --------------

  Proceeds from mutual fund
   shares sold                                       -         178,067          38,671          15,900
  Cost of mutual funds sold                          -        (146,020)        (30,850)        (14,221)
                                        --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments                                    -          32,047           7,821           1,679
  Change in unrealized gain (loss)
    on investments                                   -         (19,152)         59,409          17,568
                                        --------------  --------------  --------------  --------------
    Net gain (loss) on investments                   -          12,895          67,230          19,247
                                        --------------  --------------  --------------  --------------
  Reinvested capital gains                           -          24,794          31,876           3,459
                                        --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations                              -          41,416         102,696          22,287
                                        --------------  --------------  --------------  --------------
  Equity transactions:
  Purchase payments received from
    contract owners                                  -          35,661          47,085          36,603
  Transfers between funds                            -        (133,030)        129,355         125,859
  Surrenders                                         -            (836)           (837)            (66)
  Death benefits (note 4)                            -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                         -          (2,005)         (1,733)         (7,971)
  Deductions for surrender charges
    (note 2d)                                        -             (98)           (186)            (15)
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                        -         (20,482)        (18,859)        (11,500)
                                        --------------  --------------  --------------  --------------
      Net equity transactions                        -        (120,790)        154,825         142,910
                                        --------------  --------------  --------------  --------------

  Net change in contract
    owners' equity                                   -         (79,374)        257,521         165,197
  Contract owners' equity
    beginning of period                              -         496,985         239,464          74,267
                                        --------------  --------------  --------------  --------------
  Contract owners' equity
    end of period                                    -         417,611         496,985         239,464
                                        ==============  ==============  ==============  ==============

                                                                     (Continued)

                                NATIONWIDE VLI SEPARATE ACCOUNT-3
                 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                          Years Ended December 31, 1998, 1997 and 1996


                                                             FIDVIPGR                                         FIDVIPHI
                                           ----------------------------------------------  ---------------------------------
                                                 1998           1997             1996           1998             1997
                                           --------------  --------------  --------------  --------------   -------------
Investment activity:
  Reinvested dividends                      $       2,130           2,197             421           4,477           2,716
  Mortality and expense charges
    (note 3)                                       (3,719)         (2,912)         (1,363)           (355)           (139)
                                           --------------  --------------  --------------  --------------   -------------
    Net investment activity                        (1,589)           (715)           (942)          4,122           2,577
                                           --------------  --------------  --------------  --------------   -------------

  Proceeds from mutual fund
   shares sold                                     29,372          48,582          27,126          11,788           4,631
  Cost of mutual funds sold                       (23,004)        (42,413)        (27,861)        (10,748)         (4,489)
                                           --------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments                                   6,368           6,169            (735)          1,040             142
  Change in unrealized gain (loss)
    on investments                                107,317          60,938          21,417         (10,637)          4,024
                                           --------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments                113,685          67,107          20,682          (9,597)          4,166
                                           --------------  --------------  --------------  --------------   -------------
  Reinvested capital gains                         55,712           9,833          10,639           2,845             336
                                           --------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations                           167,808          76,225          30,379          (2,630)          7,079
                                           --------------  --------------  --------------  --------------   -------------

  Equity transactions:
  Purchase payments received from
    contract owners                                60,527          63,266          61,227          11,217           8,521
  Transfers between funds                          17,221          (3,635)         96,027          (6,831)         11,758
  Surrenders                                      (10,674)         (2,747)            (96)           (397)            333
  Death benefits (note 4)                               -               -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                         (194)        (18,648)        (10,864)           (540)         (3,725)
  Deductions for surrender charges
    (note 2d)                                      (1,257)           (611)            (22)            (47)             74
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                     (23,389)         (9,218)         (8,404)         (3,438)         (3,408)
                                           --------------  --------------  --------------  --------------   -------------
      Net equity transactions                      42,234          28,407         137,868             (36)         13,553
                                           --------------  --------------  --------------  --------------   -------------

  Net change in contract
    owners' equity                                210,042         104,632         168,247          (2,666)         20,632
  Contract owners' equity
    beginning of period                           416,421         311,789         143,542          58,539          37,907
                                           --------------  --------------  --------------  --------------   -------------
  Contract owners' equity
    end of period                           $     626,463         416,421         311,789          55,873          58,539
                                           ==============  ==============  ==============  ==============   =============

                                                                          FIDVIPOV
                                       --------------  ----------------------------------------------
                                            1996            1998            1997            1996
                                       --------------  --------------  --------------  --------------
Investment activity:
  Reinvested dividends                          1,018             335             360             104
  Mortality and expense charges
    (note 3)                                     (121)           (153)            (61)           (136)
                                       --------------  --------------  --------------  --------------
    Net investment activity                       897             182             299             (32)
                                       --------------  --------------  --------------  --------------

  Proceeds from mutual fund
   shares sold                                  9,726           1,816           8,615           1,493
  Cost of mutual funds sold                    (9,709)         (1,637)         (7,746)         (1,422)
                                       --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments                                  17             179             869              71
  Change in unrealized gain (loss)
    on investments                              1,860             503            (618)          1,622
                                       --------------  --------------  --------------  --------------
    Net gain (loss) on investments              1,877             682             251           1,693
                                       --------------  --------------  --------------  --------------
  Reinvested capital gains                        199             987           1,428             114
                                       --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations                         2,973           1,851           1,978           1,775
                                       --------------  --------------  --------------  --------------

  Equity transactions:
  Purchase payments received from
    contract owners                            10,642           3,023           3,857           2,792
  Transfers between funds                      13,888           2,264          (5,213)          8,008
  Surrenders                                     (588)              -             (81)            (34)
  Death benefits (note 4)                           -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                      108          (1,604)         (2,330)           (566)
  Deductions for surrender charges
    (note 2d)                                    (134)              -             (18)             (8)
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                  (2,307)         (1,083)           (748)           (816)
                                       --------------  --------------  --------------  --------------
      Net equity transactions                  21,609           2,600          (4,533)          9,376
                                       --------------  --------------  --------------  --------------

  Net change in contract
    owners' equity                             24,582           4,451          (2,555)         11,151
  Contract owners' equity
    beginning of period                        13,325          17,383          19,938           8,787
                                       --------------  --------------  --------------  --------------
  Contract owners' equity
    end of period                              37,907          21,834          17,383          19,938
                                       ==============  ==============  ==============  ==============

                                                                     (Continued)

                                NATIONWIDE VLI SEPARATE ACCOUNT-3
                 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                          Years Ended December 31, 1998, 1997 and 1996

                                                             FIDVIPAM                                        FIDVIPCON
                                           ----------------------------------------------  ---------------------------------
                                                1998           1997             1996           1998             1997
                                           --------------  --------------  --------------  --------------   -------------
Investment activity:
  Reinvested dividends                      $       4,043           3,614           2,404           2,496           2,011
  Mortality and expense charges
    (note 3)                                         (823)           (414)           (644)         (2,561)         (1,607)
                                           --------------  --------------  --------------  --------------   -------------
    Net investment activity                         3,220           3,200           1,760             (65)            404
                                           --------------  --------------  --------------  --------------   -------------

  Proceeds from mutual fund
   shares sold                                     52,116          42,295           8,996          48,520           7,477
  Cost of mutual funds sold                       (46,800)        (36,365)         (8,025)        (31,647)         (5,308)
                                           --------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments                                   5,316           5,930             971          16,873           2,169
  Change in unrealized gain (loss)
    on investments                                 (5,723)          6,372           7,164          77,750          51,877
                                           --------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments                   (407)         12,302           8,135          94,623          54,046
                                           --------------  --------------  --------------  --------------   -------------
  Reinvested capital gains                         12,128           9,065           1,983          18,366           5,315
                                           --------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations                            14,941          24,567          11,878         112,924          59,765
                                           --------------  --------------  --------------  --------------   -------------

  Equity transactions:
  Purchase payments received from
    contract owners                                 9,641           8,749          12,328          21,970          18,570
  Transfers between funds                           1,888          20,102          24,141          22,252         164,277
  Surrenders                                            -               -               -          (3,320)            360
  Death benefits (note 4)                               -               -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                      (48,271)        (31,692)         (7,839)         (9,514)         (5,718)
  Deductions for surrender charges
    (note 2d)                                           -               -               -            (391)             80
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                      (3,950)         (3,114)         (2,598)         (7,785)         (2,157)
                                           --------------  --------------  --------------  --------------   -------------
      Net equity transactions                     (40,692)         (5,955)         26,032          23,212         175,412
                                           --------------  --------------  --------------  --------------   -------------

  Net change in contract
    owners' equity                                (25,751)         18,612          37,910         136,136         235,177
  Contract owners' equity
    beginning of period                           121,091         102,479          64,569         352,512         117,335
                                           --------------  --------------  --------------  --------------   -------------
  Contract owners' equity
    end of period                           $      95,340         121,091         102,479         488,648         352,512
                                           ==============  ==============  ==============  ==============   =============

                                                                          FIDVIPGROP
                                        ---------------  ----------------------------------------------
                                             1996            1998            1997            1996
                                         --------------  --------------  --------------  --------------
Investment activity:
  Reinvested dividends                                -               9               -               -
  Mortality and expense charges
    (note 3)                                       (394)            (32)              -               -
                                         --------------  --------------  --------------  --------------
    Net investment activity                        (394)            (23)              -               -
                                         --------------  --------------  --------------  --------------

  Proceeds from mutual fund
   shares sold                                    7,841             918               -               -
  Cost of mutual funds sold                      (7,270)           (910)              -               -
                                         --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments                                   571               8               -               -
  Change in unrealized gain (loss)
    on investments                               14,624             909               -               -
                                         --------------  --------------  --------------  --------------
    Net gain (loss) on investments               15,195             917               -               -
                                         --------------  --------------  --------------  --------------
  Reinvested capital gains                          536              33               -               -
                                         --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations                          15,337             927               -               -
                                         --------------  --------------  --------------  --------------

  Equity transactions:
  Purchase payments received from
    contract owners                              21,257           3,849               -               -
  Transfers between funds                        52,630           4,426               -               -
  Surrenders                                       (469)              -               -               -
  Death benefits (note 4)                             -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                     (5,191)           (832)              -               -
  Deductions for surrender charges
    (note 2d)                                      (107)              -               -               -
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                    (2,039)           (296)              -               -
                                         --------------  --------------  --------------  --------------
      Net equity transactions                    66,081           7,147               -               -
                                         --------------  --------------  --------------  --------------

  Net change in contract
    owners' equity                               81,418           8,074               -               -
  Contract owners' equity
    beginning of period                          35,917               -               -               -
                                         --------------  --------------  --------------  --------------
  Contract owners' equity
    end of period                               117,335           8,074               -               -
                                         ==============  ==============  ==============  ==============

                                                                     (Continued)

                                NATIONWIDE VLI SEPARATE ACCOUNT-3
                 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                          Years Ended December 31, 1998, 1997 and 1996

                                                             NSATCAPAP                                       NSATGVTBD
                                           ----------------------------------------------  ---------------------------------
                                                1998           1997             1996           1998             1997
                                           --------------  --------------  --------------  --------------   -------------


Investment activity:
  Reinvested dividends                      $      56,511          57,171          56,557          99,695          93,642
  Mortality and expense charges
    (note 3)                                      (54,976)        (44,903)        (30,916)        (15,337)        (12,402)
                                           --------------  --------------  --------------  --------------   -------------
    Net investment activity                         1,535          12,268          25,641          84,358          81,240
                                           --------------  --------------  --------------  --------------   -------------

  Proceeds from mutual fund
   shares sold                                    466,891         227,802         251,374         208,750         196,884
  Cost of mutual funds sold                      (201,555)       (125,614)       (178,975)       (194,080)       (200,136)
                                           --------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments                                 265,336         102,188          72,399          14,670          (3,252)
  Change in unrealized gain (loss)
    on investments                              1,310,092       1,282,125         651,041          29,475          48,181
                                           --------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments              1,575,428       1,384,313         723,440          44,145          44,929
                                           --------------  --------------  --------------  --------------   -------------
  Reinvested capital gains                        221,169         131,565         129,452           9,470               -
                                           --------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations                         1,798,132       1,528,146         878,533         137,973         126,169
                                           --------------  --------------  --------------  --------------   -------------

  Equity transactions:
  Purchase payments received from
    contract owners                               706,503         576,936         689,709         575,305         668,858
  Transfers between funds                          82,239          35,346         (72,830)        (30,016)        (92,915)
  Surrenders                                     (232,748)       (128,728)        (83,559)        (61,261)        (50,560)
  Death benefits (note 4)                         (52,012)           (324)         (1,427)              -            (360)
  Policy loans (net of repayments)
    (note 5)                                     (192,222)       (158,076)       (152,508)        (17,667)        (41,260)
  Deductions for surrender charges
    (note 2d)                                     (27,407)        (28,634)        (19,002)         (7,214)        (11,246)
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                    (304,373)       (117,273)       (125,274)       (255,843)       (449,664)
                                           --------------  --------------  --------------  --------------   -------------
      Net equity transactions                     (20,020)        179,247         235,109         203,304          22,853
                                           --------------  --------------  --------------  --------------   -------------

  Net change in contract
    owners' equity                              1,778,112       1,707,393       1,113,642         341,277         149,022
  Contract owners' equity
    beginning of period                         6,211,213       4,503,820       3,390,178       1,636,721       1,487,699
                                           --------------  --------------  --------------  --------------   -------------
  Contract owners' equity
    end of period                           $   7,989,325       6,211,213       4,503,820       1,977,998       1,636,721
                                           ==============  ==============  ==============  ==============   =============

                                                                        NSATMYMKT
                                       --------------  ----------------------------------------------
                                           1996            1998            1997            1996
                                       --------------  --------------  --------------  --------------


Investment activity:
  Reinvested dividends                         94,842          17,712          18,569          19,727
  Mortality and expense charges
    (note 3)                                  (11,622)         (2,877)         (2,145)         (2,828)
                                       --------------  --------------  --------------  --------------
    Net investment activity                    83,220          14,835          16,424          16,899
                                       --------------  --------------  --------------  --------------

  Proceeds from mutual fund
   shares sold                                404,881         213,696         143,558         113,843
  Cost of mutual funds sold                  (419,505)       (213,696)       (143,558)       (113,843)
                                       --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments                             (14,624)              -               -               -
  Change in unrealized gain (loss)
    on investments                            (29,088)              -               -               -
                                       --------------  --------------  --------------  --------------
    Net gain (loss) on investments            (43,712)              -               -               -
                                       --------------  --------------  --------------  --------------
  Reinvested capital gains                          -               -               -               -
                                       --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations                        39,508          14,835          16,424          16,899
                                       --------------  --------------  --------------  --------------

  Equity transactions:
  Purchase payments received from
    contract owners                           715,338          17,951         134,226         191,272
  Transfers between funds                    (217,365)          7,464         (45,033)         10,558
  Surrenders                                  (92,984)        (21,098)         (4,916)        (17,532)
  Death benefits (note 4)                         (62)              1               -               1
  Policy loans (net of repayments)
    (note 5)                                  (55,560)          4,580          (5,585)         (4,237)
  Deductions for surrender charges
    (note 2d)                                 (21,146)         (2,484)         (1,093)         (3,991)
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                (466,215)        (48,312)       (139,235)       (203,728)
                                       --------------  --------------  --------------  --------------
      Net equity transactions                (137,994)        (41,898)        (61,636)        (27,657)
                                       --------------  --------------  --------------  --------------

  Net change in contract
    owners' equity                            (98,486)        (27,063)        (45,212)        (10,758)
  Contract owners' equity
    beginning of period                     1,586,185         352,121         397,333         408,091
                                       --------------  --------------  --------------  --------------
  Contract owners' equity
    end of period                           1,487,699         325,058         352,121         397,333
                                       ==============  ==============  ==============  ==============

                                                                     (Continued)

                                NATIONWIDE VLI SEPARATE ACCOUNT-3
                 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                          Years Ended December 31, 1998, 1997 and 1996

                                                              NSATSMCO                                      NSATTOTRE
                                           ----------------------------------------------  ---------------------------------
                                                1998           1997             1996           1998             1997
                                           --------------  --------------  --------------  --------------   -------------
Investment activity:
  Reinvested dividends                      $           -               -             121         184,659         221,608
  Mortality and expense charges
    (note 3)                                         (390)           (209)           (170)       (141,818)       (122,321)
                                           --------------  --------------  --------------  --------------   -------------
    Net investment activity                          (390)           (209)            (49)         42,841          99,287
                                           --------------  --------------  --------------  --------------   -------------

  Proceeds from mutual fund
   shares sold                                     28,399           9,361          10,050       1,085,788       1,020,699
  Cost of mutual funds sold                       (26,375)         (8,181)         (9,040)       (618,881)       (706,961)
                                           --------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments                                   2,024           1,180           1,010         466,907         313,738
  Change in unrealized gain (loss)
    on investments                                 (4,434)          5,948           1,523       1,557,136       2,648,777
                                           --------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments                 (2,410)          7,128           2,533       2,024,043       2,962,515
                                           --------------  --------------  --------------  --------------   -------------
  Reinvested capital gains                              -           1,655             219         738,779         518,789
                                           --------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations                            (2,800)          8,574           2,703       2,805,663       3,580,591
                                           --------------  --------------  --------------  --------------   -------------

  Equity transactions:
  Purchase payments received from
    contract owners                                 7,939          11,847           4,298       2,325,426       2,521,846
  Transfers between funds                         (17,351)          2,997          32,760         (61,885)       (308,827)
  Surrenders                                       (1,102)            (27)              -        (585,152)       (451,045)
  Death benefits (note 4)                               -               -               -         (62,497)        (27,649)
  Policy loans (net of repayments)
    (note 5)                                       (2,666)         (2,640)         (1,966)       (458,542)       (473,902)
  Deductions for surrender charges
    (note 2d)                                        (130)             (6)              -         (68,905)       (100,329)
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                      (2,320)              -            (207)     (1,193,693)     (1,217,219)
                                           --------------  --------------  --------------  --------------   -------------
      Net equity transactions                     (15,630)         12,171          34,885        (105,248)        (57,125)
                                           --------------  --------------  --------------  --------------   -------------

  Net change in contract
    owners' equity                                (18,430)         20,745          37,588       2,700,415       3,523,466
  Contract owners' equity
    beginning of period                            60,766          40,021           2,433      16,284,321      12,760,855
                                           --------------  --------------  --------------  --------------   -------------
  Contract owners' equity
    end of period                           $      42,336          60,766          40,021      18,984,736      16,284,321
                                           ==============  ==============  ==============  ==============   =============

                                                                         NBAMTBAL
                                       ---------------  ----------------------------------------------
                                            1996            1998            1997            1996
                                        --------------  --------------  --------------  --------------
Investment activity:
  Reinvested dividends                         220,034          33,067          22,402          26,709
  Mortality and expense charges
    (note 3)                                   (89,084)        (11,829)        (10,350)         (9,145)
                                        --------------  --------------  --------------  --------------
    Net investment activity                    130,950          21,238          12,052          17,564
                                        --------------  --------------  --------------  --------------

  Proceeds from mutual fund
   shares sold                                 607,687         210,279         155,218         219,724
  Cost of mutual funds sold                   (492,296)       (210,334)       (142,708)       (205,327)
                                        --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments                              115,391             (55)         12,510          14,397
  Change in unrealized gain (loss)
    on investments                           1,431,671        (110,079)        139,695        (107,617)
                                        --------------  --------------  --------------  --------------
    Net gain (loss) on investments           1,547,062        (110,134)        152,205         (93,220)
                                        --------------  --------------  --------------  --------------
  Reinvested capital gains                     481,673         232,254          57,499         148,526
                                        --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations                      2,159,685         143,358         221,756          72,870
                                        --------------  --------------  --------------  --------------

  Equity transactions:
  Purchase payments received from
    contract owners                          2,781,851         200,479         176,325         224,381
  Transfers between funds                     (184,767)        (92,088)        (62,137)        (57,437)
  Surrenders                                  (337,925)        (78,898)        (42,668)        (96,680)
  Death benefits (note 4)                       (3,966)              -               -            (445)
  Policy loans (net of repayments)
    (note 5)                                  (302,135)        (35,809)        (49,326)        (12,532)
  Deductions for surrender charges
    (note 2d)                                  (76,848)         (9,291)         (9,491)        (21,986)
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)               (1,194,716)        (75,520)        (49,735)        (54,729)
                                        --------------  --------------  --------------  --------------
      Net equity transactions                  681,494         (91,127)        (37,032)        (19,428)
                                        --------------  --------------  --------------  --------------

  Net change in contract
    owners' equity                           2,841,179          52,231         184,724          53,442
  Contract owners' equity
    beginning of period                      9,919,676       1,389,720       1,204,996       1,151,554
                                        --------------  --------------  --------------  --------------
  Contract owners' equity
    end of period                           12,760,855       1,441,951       1,389,720       1,204,996
                                        ==============  ==============  ==============  ==============

                                                                     (Continued)

                                NATIONWIDE VLI SEPARATE ACCOUNT-3
                 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                          Years Ended December 31, 1998, 1997 and 1996

                                                             NBAMTGRO                                       NBAMTGUARD
                                           ----------------------------------------------  --------------------------------
                                                1998           1997             1996           1998             1997
                                           --------------  --------------  --------------  --------------   -------------


Investment activity:
  Reinvested dividends                      $            -               -              19               -               -
  Mortality and expense charges
    (note 3)                                         (359)           (295)             (8)             (1)              -
                                           --------------  --------------  --------------  --------------   -------------
    Net investment activity                          (359)           (295)             11              (1)              -
                                           --------------  --------------  --------------  --------------   -------------

  Proceeds from mutual fund
   shares sold                                     15,315          36,777           3,795             440               -
  Cost of mutual funds sold                       (14,646)        (33,554)         (3,918)           (435)              -
                                           --------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments                                     669           3,223            (123)              5               -
  Change in unrealized gain (loss)
    on investments                                 (6,710)          7,904              (9)             29               -
                                           --------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments                 (6,041)         11,127            (132)             34               -
                                           --------------  --------------  --------------  --------------   -------------
  Reinvested capital gains                         15,182           4,858           4,370               -               -
                                           --------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations                             8,782          15,690           4,249              33               -
                                           --------------  --------------  --------------  --------------   -------------

  Equity transactions:
  Purchase payments received from
    contract owners                                10,274          11,927          13,986              56               -
  Transfers between funds                          (5,544)         (9,110)         10,801             432               -
  Surrenders                                       (9,851)         (2,224)            (63)              -               -
  Death benefits (note 4)                               -               -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                        6,335         (15,013)         (2,120)              -               -
  Deductions for surrender charges
    (note 2d)                                      (1,160)           (495)            (14)              -               -
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                      (4,235)         (3,519)         (3,008)             (9)              -
                                           --------------  --------------  --------------  --------------   -------------
      Net equity transactions                      (4,181)        (18,434)         19,582             479               -
                                           --------------  --------------  --------------  --------------   -------------

  Net change in contract
    owners' equity                                  4,601          (2,744)         23,831             512               -
  Contract owners' equity
    beginning of period                            57,881          60,625          36,794               -               -
                                           --------------  --------------  --------------  --------------   -------------
  Contract owners' equity
    end of period                           $      62,482          57,881          60,625             512               -
                                           ==============  ==============  ==============  ==============   =============

                                                                        NBAMTLMAT
                                       --------------  ----------------------------------------------
                                           1996            1998            1997            1996
                                       --------------  --------------  --------------  --------------


Investment activity:
  Reinvested dividends                              -             645             516             663
  Mortality and expense charges
    (note 3)                                        -            (106)           (552)           (197)
                                       --------------  --------------  --------------  --------------
    Net investment activity                         -             539             (36)            466
                                       --------------  --------------  --------------  --------------

  Proceeds from mutual fund
   shares sold                                      -             915           3,804             497
  Cost of mutual funds sold                         -            (957)         (3,809)           (508)
                                       --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments                                   -             (42)             (5)            (11)
  Change in unrealized gain (loss)
    on investments                                  -            (148)            143            (203)
                                       --------------  --------------  --------------  --------------
    Net gain (loss) on investments                  -            (190)            138            (214)
                                       --------------  --------------  --------------  --------------
  Reinvested capital gains                          -               -               -               -
                                       --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations                             -             349             102             252
                                       --------------  --------------  --------------  --------------

  Equity transactions:
  Purchase payments received from
    contract owners                                 -           1,277           2,269           2,726
  Transfers between funds                           -               -          (2,841)            734
  Surrenders                                        -               -               -               -
  Death benefits (note 4)                           -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                        -               3            (613)              -
  Deductions for surrender charges
    (note 2d)                                       -               -               -               -
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                       -            (425)              -               -
                                       --------------  --------------  --------------  --------------
      Net equity transactions                       -             855          (1,185)          3,460
                                       --------------  --------------  --------------  --------------

  Net change in contract
    owners' equity                                  -           1,204          (1,083)          3,712
  Contract owners' equity
    beginning of period                             -          10,016          11,099           7,387
                                       --------------  --------------  --------------  --------------
  Contract owners' equity
    end of period                                   -          11,220          10,016          11,099
                                       ==============  ==============  ==============  ==============

                                                                     (Continued)

                                NATIONWIDE VLI SEPARATE ACCOUNT-3
                 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                          Years Ended December 31, 1998, 1997 and 1996


                                                             NBAMTPART                                        OPPBDFD
                                           ----------------------------------------------  --------------------------------
                                                1998           1997             1996           1998             1997
                                           --------------  --------------  --------------  --------------   -------------
  Reinvested dividends
  Mortality and expense charges             $         542             209              56              70             301
    (note 3)                                         (807)           (364)            (24)           (102)             (7)
    Net investment activity                --------------  --------------  --------------  --------------   -------------
                                                     (265)           (155)             32             (32)            294
                                           --------------  --------------  --------------  --------------   -------------
  Proceeds from mutual fund
   shares sold                                     69,018           4,174           1,501             805           5,913
  Cost of mutual funds sold                       (55,703)         (2,766)         (1,245)           (774)         (5,797)
                                           --------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments                                  13,315           1,408             256              31             116
  Change in unrealized gain (loss)
    on investments                                (27,406)         20,920           5,709             242             (18)
                                           --------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments                (14,091)         22,328           5,965             273              98
                                           --------------  --------------  --------------  --------------   -------------
  Reinvested capital gains                         17,062           3,214             700              63              17
                                           --------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations                             2,706          25,387           6,697             304             409
                                           --------------  --------------  --------------  --------------   -------------

  Equity transactions:
  Purchase payments received from
    contract owners                                19,544          13,757           3,023              13             762
  Transfers between funds                           3,492          40,368          27,787           7,798          (6,410)
  Surrenders                                      (11,127)            (29)              -               -             (75)
  Death benefits (note 4)                               -               -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                      (12,996)          1,787            (728)           (277)          1,767
  Deductions for surrender charges
    (note 2d)                                      (1,310)             (6)              -               -             (17)
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                      (5,165)         (1,852)           (289)           (680)           (313)
                                           --------------  --------------  --------------  --------------   -------------
      Net equity transactions                      (7,562)         54,025          29,793           6,854          (4,286)
                                           --------------  --------------  --------------  --------------   -------------

  Net change in contract
    owners' equity                                 (4,856)         79,412          36,490           7,158          (3,877)
  Contract owners' equity
    beginning of period                           133,951          54,539          18,049           4,084           7,961
                                           --------------  --------------  --------------  --------------   -------------
  Contract owners' equity                   $     129,095         133,951          54,539          11,242           4,084
    end of period                           ==============  ==============  ==============  ==============   =============

                                                                            OPPGLSEC
                                           --------------  ----------------------------------------------
                                               1996            1998            1997            1996
                                           --------------  --------------  --------------  --------------
  Reinvested dividends
  Mortality and expense charges                       383           1,229             476               -
    (note 3)                                         (291)           (386)           (139)            (93)
    Net investment activity                --------------  --------------  --------------  --------------
                                                       92             843             337             (93)
                                           --------------  --------------  --------------  --------------
  Proceeds from mutual fund
   shares sold                                     13,884          10,115           1,007             529
  Cost of mutual funds sold                       (14,003)         (7,187)           (783)           (486)
                                           --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments                                    (119)          2,928             224              43
  Change in unrealized gain (loss)
    on investments                                    (46)           (402)          7,389           2,513
                                           --------------  --------------  --------------  --------------
    Net gain (loss) on investments                   (165)          2,526           7,613           2,556
                                           --------------  --------------  --------------  --------------
  Reinvested capital gains                              5           4,626               -               -
                                           --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations                               (68)          7,995           7,950           2,463
                                           --------------  --------------  --------------  --------------

  Equity transactions:
  Purchase payments received from
    contract owners                                 1,438           9,045          11,574           2,683
  Transfers between funds                           3,239           2,264          15,543          11,587
  Surrenders                                          (30)         (3,712)            (39)            (42)
  Death benefits (note 4)                               -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                       (3,581)           (727)           (172)              -
  Deductions for surrender charges
    (note 2d)                                          (7)           (437)             (9)             (9)
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                        (339)         (2,073)         (1,248)           (157)
                                           --------------  --------------  --------------  --------------
      Net equity transactions                         720           4,360          25,649          14,062
                                           --------------  --------------  --------------  --------------

  Net change in contract
    owners' equity                                    652          12,355          33,599          16,525
  Contract owners' equity
    beginning of period                             7,309          56,530          22,931           6,406
                                           --------------  --------------  --------------  --------------
  Contract owners' equity                           7,961          68,885          56,530          22,931
    end of period                           ==============  ==============  ==============  ==============

                                                                     (Continued)

                        NATIONWIDE VLI SEPARATE ACCOUNT-3
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1998, 1997 and 1996



                                                              OPPGRO                                          OPPMULT
                                           ----------------------------------------------  ---------------------------------
                                                1998           1997             1996           1998             1997
                                           --------------  --------------  --------------  --------------   -------------
Investment activity:
  Reinvested dividends                     $           23               -               -              74             226
  Mortality and expense charges
    (note 3)                                          (36)              -               -             (47)             (5)
                                           --------------  --------------  --------------  --------------   -------------
    Net investment activity                           (13)              -               -              27             221
                                           --------------  --------------  --------------  --------------   -------------

  Proceeds from mutual fund
   shares sold                                      1,325               -               -               -              32
  Cost of mutual funds sold                        (1,165)              -               -               -             (30)
                                           --------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments                                     160               -               -               -               2
  Change in unrealized gain (loss)
    on investments                                    546               -               -              36             484
                                           --------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments                    706               -               -              36             486
                                           --------------  --------------  --------------  --------------   -------------
  Reinvested capital gains                            280               -               -             431             159
                                           --------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations                               973               -               -             494             866
                                           --------------  --------------  --------------  --------------   -------------

  Equity transactions:
  Purchase payments received from
    contract owners                                 4,311              75               -           1,130             670
  Transfers between funds                           4,149             427               -               -           1,962
  Surrenders                                            -               -               -               -               -
  Death benefits (note 4)                               -               -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                            -               -               -               -               -
  Deductions for surrender charges
    (note 2d)                                           -               -               -               -               -
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                        (369)              -               -            (404)              -
                                           --------------  --------------  --------------  --------------   -------------
      Net equity transactions                       8,091             502               -             726           2,632
                                           --------------  --------------  --------------  --------------   -------------

  Net change in contract
    owners' equity                                  9,064             502               -           1,220           3,498
  Contract owners' equity
    beginning of period                               502               -               -           7,722           4,224
                                           --------------  --------------  --------------  --------------   -------------
  Contract owners' equity
    end of period                          $        9,566             502               -           8,942           7,722
                                           ==============  ==============  ==============  ==============   =============

                                                                          STOPP2
                                      ---------------  ----------------------------------------------
                                           1996            1998            1997            1996
                                       --------------  --------------  --------------  --------------
Investment activity:
  Reinvested dividends                            163             314             342             354
  Mortality and expense charges
    (note 3)                                       (7)           (870)           (480)           (339)
                                       --------------  --------------  --------------  --------------
    Net investment activity                       156            (556)           (138)             15
                                       --------------  --------------  --------------  --------------

  Proceeds from mutual fund
   shares sold                                     38          18,389           6,165           9,897
  Cost of mutual funds sold                       (35)        (13,936)         (4,969)         (8,977)
                                       --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments                                   3           4,453           1,196             920
  Change in unrealized gain (loss)
    on investments                                271          (4,471)         11,339           5,190
                                       --------------  --------------  --------------  --------------
    Net gain (loss) on investments                274             (18)         12,535           6,110
                                       --------------  --------------  --------------  --------------
  Reinvested capital gains                         52          16,130           7,197           1,657
                                       --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations                           482          15,556          19,594           7,782
                                       --------------  --------------  --------------  --------------

  Equity transactions:
  Purchase payments received from
    contract owners                               413          14,991          20,886          13,726
  Transfers between funds                       1,268           7,055          20,468           4,803
  Surrenders                                        -          (5,800)         (1,798)           (693)
  Death benefits (note 4)                           -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                        -          (4,632)         (2,348)           (565)
  Deductions for surrender charges
    (note 2d)                                       -            (683)           (400)           (158)
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                       -          (5,924)           (475)           (546)
                                       --------------  --------------  --------------  --------------
      Net equity transactions                   1,681           5,007          36,333          16,567
                                       --------------  --------------  --------------  --------------

  Net change in contract
    owners' equity                              2,163          20,563          55,927          24,349
  Contract owners' equity
    beginning of period                         2,061         115,087          59,160          34,811
                                       --------------  --------------  --------------  --------------
  Contract owners' equity
    end of period                               4,224         135,650         115,087          59,160
                                       ==============  ==============  ==============  ==============

                                                                     (Continued)

                                NATIONWIDE VLI SEPARATE ACCOUNT-3
                 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                          Years Ended December 31, 1998, 1997 and 1996

                                                              STDISC2                                        STINTSTK2
                                           ----------------------------------------------  --------------------------------
                                                1998           1997             1996           1998             1997
                                           --------------  --------------  --------------  --------------   -------------
Investment activity:
  Reinvested dividends                     $            -               -             975             149             238
  Mortality and expense charges
    (note 3)                                         (190)            (67)           (238)         (1,320)            (24)
                                           --------------  --------------  --------------  --------------   -------------
    Net investment activity                          (190)            (67)            737          (1,171)            214
                                           --------------  --------------  --------------  --------------   -------------

  Proceeds from mutual fund
   shares sold                                     20,350           5,639           3,891           1,066           2,020
  Cost of mutual funds sold                       (19,537)         (6,370)         (4,377)         (1,378)         (2,347)
                                           --------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments                                     813            (731)           (486)           (312)           (327)
  Change in unrealized gain (loss)
    on investments                                 (1,342)          3,473          (1,385)           (546)         (2,400)
                                           --------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments                   (529)          2,742          (1,871)           (858)         (2,727)
                                           --------------  --------------  --------------  --------------   -------------
  Reinvested capital gains                            367               -           1,184               -             356
                                           --------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations                              (352)          2,675              50          (2,029)         (2,157)
                                           --------------  --------------  --------------  --------------   -------------

  Equity transactions:
  Purchase payments received from
    contract owners                                 6,563           4,874           5,381           3,584           2,885
  Transfers between funds                         (16,445)          9,677           3,290               -          (1,813)
  Surrenders                                       (1,636)            (98)              -            (344)              -
  Death benefits (note 4)                               -               -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                         (245)           (290)         (2,611)              -               -
  Deductions for surrender charges
    (note 2d)                                        (193)            (22)              -             (40)              -
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                        (918)           (438)              -            (601)           (341)
                                           --------------  --------------  --------------  --------------   -------------
      Net equity transactions                     (12,874)         13,703           6,060           2,599             731
                                           --------------  --------------  --------------  --------------   -------------

  Net change in contract
    owners' equity                                (13,226)         16,378           6,110             570          (1,426)
  Contract owners' equity
    beginning of period                            32,100          15,722           9,612          11,856          13,282
                                           --------------  --------------  --------------  --------------   -------------
  Contract owners' equity
    end of period                           $      18,874          32,100          15,722          12,426          11,856
                                            ==============  ==============  ==============  ==============   =============

                                                                           VEWRLDBD
                                        ---------------  ----------------------------------------------
                                             1996            1998            1997            1996
                                         --------------  --------------  --------------  --------------
Investment activity:
  Reinvested dividends                               36              15              55              19
  Mortality and expense charges
    (note 3)                                     (5,464)            (31)             (1)            (94)
                                         --------------  --------------  --------------  --------------
    Net investment activity                      (5,428)            (16)             54             (75)
                                         --------------  --------------  --------------  --------------

  Proceeds from mutual fund
   shares sold                                      380             129             197             138
  Cost of mutual funds sold                        (376)           (128)           (205)           (141)
                                         --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments                                     4               1              (8)             (3)
  Change in unrealized gain (loss)
    on investments                                  (63)            184             (12)             60
                                         --------------  --------------  --------------  --------------
    Net gain (loss) on investments                  (59)            185             (20)             57
                                         --------------  --------------  --------------  --------------
  Reinvested capital gains                            -               -               -               -
                                         --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations                          (5,487)            169              34             (18)
                                         --------------  --------------  --------------  --------------

  Equity transactions:
  Purchase payments received from
    contract owners                               6,572             204             170             143
  Transfers between funds                        12,252               -               -           1,056
  Surrenders                                          -               -               -               -
  Death benefits (note 4)                             -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                          -               -               -               -
  Deductions for surrender charges
    (note 2d)                                         -               -               -               -
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                       (55)           (199)           (300)              -
                                         --------------  --------------  --------------  --------------
      Net equity transactions                    18,769               5            (130)          1,199
                                         --------------  --------------  --------------  --------------

  Net change in contract
    owners' equity                               13,282             174             (96)          1,181
  Contract owners' equity
    beginning of period                               -           1,602           1,698             517
                                         --------------  --------------  --------------  --------------
  Contract owners' equity
    end of period                                13,282           1,776           1,602           1,698
                                          ==============  ==============  ==============  ==============

                                                                     (Continued)

                                NATIONWIDE VLI SEPARATE ACCOUNT-3
                 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                          Years Ended December 31, 1998, 1997 and 1996



                                                            VEWRLDEMKT                                       VEWRLDHAS
                                           ----------------------------------------------  --------------------------------
                                                1998           1997             1996           1998             1997
                                           --------------  --------------  --------------  --------------   -------------
Investment activity:
  Reinvested dividends                     $           48               1               -              51             360
  Mortality and expense charges
    (note 3)                                          (23)             (1)              -            (140)            (33)
                                           --------------  --------------  --------------  --------------   -------------
    Net investment activity                            25               -               -             (89)            327
                                           --------------  --------------  --------------  --------------   -------------

  Proceeds from mutual fund
   shares sold                                      2,898           1,348               -           8,612          17,573
  Cost of mutual funds sold                        (4,179)         (1,356)              -          (9,488)        (18,952)
                                           --------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments                                  (1,281)             (8)              -            (876)         (1,379)
  Change in unrealized gain (loss)
    on investments                                 (1,171)         (2,290)              -          (3,152)           (566)
                                           --------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments                 (2,452)         (2,298)              -          (4,028)         (1,945)
                                           --------------  --------------  --------------  --------------   -------------
  Reinvested capital gains                             43               -               -           1,261             487
                                           --------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations                            (2,384)         (2,298)              -          (2,856)         (1,131)
                                           --------------  --------------  --------------  --------------   -------------

  Equity transactions:
  Purchase payments received from
    contract owners                                   218              35               -           1,314             151
  Transfers between funds                              (1)         11,824               -          (6,736)         12,753
  Surrenders                                         (248)              -               -            (232)        (12,552)
  Death benefits (note 4)                               -               -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                          537            (793)              -          (1,534)            796
  Deductions for surrender charges
    (note 2d)                                         (29)              -               -             (27)         (2,792)
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                      (2,697)              -               -            (579)           (521)
                                           --------------  --------------  --------------  --------------   -------------
      Net equity transactions                      (2,220)         11,066               -          (7,794)         (2,165)
                                           --------------  --------------  --------------  --------------   -------------

  Net change in contract
    owners' equity                                 (4,604)          8,768               -         (10,650)         (3,296)
  Contract owners' equity
    beginning of period                             8,768               -               -          16,122          19,418
                                           --------------  --------------  --------------  --------------   -------------
  Contract owners' equity
    end of period                          $        4,164           8,768               -           5,472          16,122
                                           ==============  ==============  ==============  ==============   =============


                                                                        VKMSRESEC
                                      ---------------  ----------------------------------------------
                                           1996            1998            1997            1996
                                       --------------  --------------  --------------  --------------
Investment activity:
  Reinvested dividends                            291              38             550              41
  Mortality and expense charges
    (note 3)                                     (448)           (166)            (43)            (77)
                                       --------------  --------------  --------------  --------------
    Net investment activity                      (157)           (128)            507             (36)
                                       --------------  --------------  --------------  --------------

  Proceeds from mutual fund
   shares sold                                 19,584          11,641           9,603               -
  Cost of mutual funds sold                   (18,863)        (12,855)         (7,795)              -
                                       --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments                                 721          (1,214)          1,808               -
  Change in unrealized gain (loss)
    on investments                               (256)         (3,184)           (426)            732
                                       --------------  --------------  --------------  --------------
    Net gain (loss) on investments                465          (4,398)          1,382             732
                                       --------------  --------------  --------------  --------------
  Reinvested capital gains                        285             378           1,812              19
                                       --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations                           593          (4,148)          3,701             715
                                       --------------  --------------  --------------  --------------

  Equity transactions:
  Purchase payments received from
    contract owners                             1,377           3,108           4,935             738
  Transfers between funds                      22,438           8,994           9,274           2,741
  Surrenders                                      (80)         (2,261)            (27)              -
  Death benefits (note 4)                           -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                  (10,452)         (4,523)         (1,533)              -
  Deductions for surrender charges
    (note 2d)                                     (18)           (266)             (6)              -
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                    (529)         (1,008)             11               -
                                       --------------  --------------  --------------  --------------
      Net equity transactions                  12,736           4,044          12,654           3,479
                                       --------------  --------------  --------------  --------------

  Net change in contract
    owners' equity                             13,329            (104)         16,355           4,194
  Contract owners' equity
    beginning of period                         6,089          20,959           4,604             410
                                       --------------  --------------  --------------  --------------
  Contract owners' equity
    end of period                              19,418          20,855          20,959           4,604
                                       ==============  ==============  ==============  ==============

                                                                     (Continued)

                                NATIONWIDE VLI SEPARATE ACCOUNT-3
                 STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                          Years Ended December 31, 1998, 1997 and 1996


                                                             WPINTEQ                                         WPPVENCAP
                                           ----------------------------------------------  --------------------------------
                                                1998           1997             1996           1998             1997
                                           --------------  --------------  --------------  --------------   -------------


Investment activity:
  Reinvested dividends                     $          156             192             261               -               -
  Mortality and expense charges
    (note 3)                                         (169)            (70)            (39)             (5)              -
                                           --------------  --------------  --------------  --------------   -------------
    Net investment activity                           (13)            122             222              (5)              -
                                           --------------  --------------  --------------  --------------   -------------

  Proceeds from mutual fund
   shares sold                                      5,243           7,011           7,425               -               -
  Cost of mutual funds sold                        (5,782)         (6,378)         (7,302)              -               -
                                           --------------  --------------  --------------  --------------   -------------
    Realized gain (loss) on
      investments                                    (539)            633             123               -               -
  Change in unrealized gain (loss)
    on investments                                  1,522          (3,096)             23              96               -
                                           --------------  --------------  --------------  --------------   -------------
    Net gain (loss) on investments                    983          (2,463)            146              96               -
                                           --------------  --------------  --------------  --------------   -------------
  Reinvested capital gains                              -           1,329             116               -               -
                                           --------------  --------------  --------------  --------------   -------------
      Net change in contract
        owners' equity resulting
        from operations                               970          (1,012)            484              91               -
                                           --------------  --------------  --------------  --------------   -------------

  Equity transactions:
  Purchase payments received from
    contract owners                                 7,022           6,856           3,666             908               -
  Transfers between funds                          (4,285)          3,823          14,184               -               -
  Surrenders                                            -          (1,349)              -               -               -
  Death benefits (note 4)                               -               -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                          (94)         (3,408)         (1,405)              -               -
  Deductions for surrender charges
    (note 2d)                                           -            (300)              -               -               -
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                      (1,109)              -               -             (21)              -
                                           --------------  --------------  --------------  --------------   -------------
      Net equity transactions                       1,534           5,622          16,445             887               -
                                           --------------  --------------  --------------  --------------   -------------

  Net change in contract
    owners' equity                                  2,504           4,610          16,929             978               -
  Contract owners' equity
    beginning of period                            24,083          19,473           2,544               -               -
                                           --------------  --------------  --------------  --------------   -------------
  Contract owners' equity
    end of period                          $       26,587          24,083          19,473             978               -
                                           ==============  ==============  ==============  ==============   =============


                                                                          WPSMCOGR
                                       --------------  ----------------------------------------------
                                           1996            1998            1997            1996
                                       --------------  --------------  --------------  --------------


Investment activity:
  Reinvested dividends                              -               -               -               -
  Mortality and expense charges
    (note 3)                                        -            (249)           (212)            (50)
                                       --------------  --------------  --------------  --------------
    Net investment activity                         -            (249)           (212)            (50)
                                       --------------  --------------  --------------  --------------

  Proceeds from mutual fund
   shares sold                                      -          19,636          20,824          25,594
  Cost of mutual funds sold                         -         (14,863)        (15,610)        (21,195)
                                       --------------  --------------  --------------  --------------
    Realized gain (loss) on
      investments                                   -           4,773           5,214           4,399
  Change in unrealized gain (loss)
    on investments                                  -          (5,217)          2,827              29
                                       --------------  --------------  --------------  --------------
    Net gain (loss) on investments                  -            (444)          8,041           4,428
                                       --------------  --------------  --------------  --------------
  Reinvested capital gains                          -               -               -               -
                                       --------------  --------------  --------------  --------------
      Net change in contract
        owners' equity resulting
        from operations                             -            (693)          7,829           4,378
                                       --------------  --------------  --------------  --------------

  Equity transactions:
  Purchase payments received from
    contract owners                                 -           4,229           8,281           6,343
  Transfers between funds                           -         (15,770)         (7,578)         13,647
  Surrenders                                        -            (279)         (5,302)           (455)
  Death benefits (note 4)                           -               -               -               -
  Policy loans (net of repayments)
    (note 5)                                        -            (262)         (1,352)         (3,376)
  Deductions for surrender charges
    (note 2d)                                       -             (33)         (1,179)           (103)
  Redemptions to pay cost of insurance
    charges and administration
    charges (notes 2b and 2c)                       -          (2,146)             (5)           (271)
                                       --------------  --------------  --------------  --------------
      Net equity transactions                       -         (14,261)         (7,135)         15,785
                                       --------------  --------------  --------------  --------------

  Net change in contract
    owners' equity                                  -         (14,954)            694          20,163
  Contract owners' equity
    beginning of period                             -          54,327          53,633          33,470
                                       --------------  --------------  --------------  --------------
  Contract owners' equity
    end of period                                   -          39,373          54,327          53,633
                                       ==============  ==============  ==============  ==============

                                                                     (Continued)

                        NATIONWIDE VLI SEPARATE ACCOUNT-3
                          NOTES TO FINANCIAL STATEMENTS
                          DECEMBER, 1998, 1997 AND 1996


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Organization and Nature of Operations

     The Nationwide VLISeparate Account-3 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 8, 1984. The Account has been registered as a unit investment trust under the Investment Company Act of 1940. On August 21, 1991, the Company (Depositor) transferred to the Account 50,000 shares of American Century VP - American Century VP Advantage, for which it was credited with 25,000 accumulation units. The value of the accumulation units purchased by the Company on August 21, 1991 was $250,000.

     The Company offers Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through Company Agents; however, other distributors may be utilized.

     (b) The Contracts

     Only contracts with a front-end sales load, a surrender charge and certain other fees have been offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

     Contract owners may invest in the following funds:

     Portfolios of the American Century Variable Portfolios, Inc. (American Century VP)
     (formerly TCI Portfolios, Inc.);
        American Century VP - American Century VP Advantage (ACVPAdv)
          (formerly TCI Portfolios - TCI Advantage)
        American Century VP - American Century VP Balanced (ACVPBal)
          (formerly TCI Portfolios - TCI Balanced)
        American Century VP - American Century VP Capital Appreciation
          (ACVPCapAp) (formerly TCI Portfolios - TCI Growth)
        American Century VP - American Century VP Income & Growth (ACVPIncGr) American Century VP - American Century VP International (ACVPInt)
          (formerly TCI Portfolios - TCI International) American Century VP
        - American Century VP Value (ACVPValue)
          (formerly TCI Portfolios - TCI Value)

     The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)

     Dreyfus Stock Index Fund (DryStkIx)

     Portfolios of the Dreyfus Variable Investment Fund (Dreyfus VIF);
        Dreyfus VIF - Capital Appreciation Portfolio (DryCapAp)
        Dreyfus VIF - Growth and Income Portfolio (DryGrInc)

     Portfolios of the Fidelity Variable Insurance Products Fund (Fidelity VIP);
        Fidelity VIP - Equity-Income Portfolio (FidVIPEI)
        Fidelity VIP - Growth Portfolio (FidVIPGr)
        Fidelity VIP - High Income Portfolio (FidVIPHI)
        Fidelity VIP - Overseas Portfolio (FidVIPOv)

     Portfolios of the Fidelity Variable Insurance Products Fund II (Fidelity VIP-II);
        Fidelity VIP-II - Asset Manager Portfolio (FidVIPAM)
        Fidelity VIP-II - Contrafund Portfolio (FidVIPCon)

     Portfolio of the Fidelity Variable Insurance Products Fund III (Fidelity VIP-III);
        Fidelity VIP-III - Growth Opportunities Portfolio (FidVIPGrOp)

Portfolio of the Morgan Stanley Universal Funds, Inc. (Morgan Stanley);
   Morgan Stanley - Emerging Markets Debt Portfolio (MSEmMkt)

Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by
an affiliated investment advisor);
   Nationwide SAT - Capital Appreciation Fund (NSATCapAp) Nationwide
   SAT - Government Bond Fund (NSATGvtBd) Nationwide SAT - Money Market
   Fund (NSATMyMkt) Nationwide SAT - Small Cap Value Fund (NSATSmCapV) Nationwide SAT - Small Company Fund (NSATSmCo) Nationwide SAT -
   Total Return Fund (NSATTotRe)

Portfolios of the Neuberger & Berman Advisers Management Trust (Neuberger &
   Berman AMT);
   Neuberger & Berman AMT - Balanced Portfolio (NBAMTBal) Neuberger & Berman AMT - Growth Portfolio (NBAMTGro) Neuberger & Berman AMT - Guardian Portfolio (NBAMTGuard) Neuberger & Berman AMT - Limited Maturity Bond Portfolio (NBAMTLMat) Neuberger & Berman AMT -
   Partners Portfolio (NBAMTPart)

Funds of the Oppenheimer Variable Account Funds (Oppenheimer VAF);
   Oppenheimer VAF - Bond Fund (OppBdFd) Oppenheimer VAF - Global
   Securities Fund (OppGlSec) Oppenheimer VAF - Growth Fund (OppGro) Oppenheimer VAF - Multiple Strategies Fund (OppMult)

Strong Opportunity Fund II, Inc. (StOpp2) (formerly Strong Special Fund II,
   Inc.)

Funds of the Strong Variable Insurance Funds, Inc. (Strong VIF);
   Strong VIF - Strong Discovery Fund II (StDisc2)
   Strong VIF - Strong International Stock Fund II (StIntStk2)

Funds of the Van Eck Worldwide Insurance Trust (Van Eck WIT); Van Eck
   WIT - Worldwide Bond Fund (VEWrldBd) Van Eck WIT - Worldwide
   Emerging Markets Fund (VEWrldEMkt) Van Eck WIT - Worldwide Hard Assets Fund (VEWrldHAs)
     (formerly Van Eck WIT - Gold and Natural Resources Fund)

Portfolio of the Van Kampen American Capital Life Investment Trust (Van Kampen American Capital LIT);
   Van Kampen American Capital LIT - Morgan Stanley Real Estate Securities Portfolio (VKMSRESec)
     (formerly Van Kampen American Capital LIT - Real Estate Securities Fund)

Portfolios of the Warburg Pincus Trust;
   Warburg Pincus Trust - International Equity Portfolio (WPIntEq) Warburg Pincus Trust - Post Venture Capital Portfolio (WPPVenCap) Warburg Pincus Trust - Small Company Growth Portfolio (WPSmCoGr)

At December 31, 1998, contract owners have invested in all of the above funds except for Morgan Stanley Universal Funds - Emerging Markets Debt Portfolio and Nationwide SAT - Small Cap Value Fund. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

         Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

     (c) Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1998. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (f) Reclassifications

         Certain 1997 and 1996 amounts have been reclassified to conform with the current period presentation.

(2)  POLICY CHARGES

     (a) Deductions from Premium

         On flexible premium life insurance contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. Additionally, the Company deducts a front-end sales load of up to 3.5% from each premium payment received. The Company may at its sole discretion reduce this sales loading.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c) Administrative Charges

         For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

         The above charges are assessed against each contract by liquidating units.

     (d) Surrender Charges

         Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The amount of the charge is based upon a specified percentage of the initial surrender charge which varies by issue age, sex and rate class. For flexible premium contracts, the charge is 100% of the initial surrender charge in the first year, declining to 30% of the initial surrender charge in the ninth year.

         No surrender charge is assessed on any contract surrendered after the ninth year.

         The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred. No charges were deducted from the initial funding, or from earnings thereon.

(3)  ASSET CHARGES

     The Company deducts a charge equal to an annual rate of .80%, with certain exceptions, to cover mortality and expense risk charges related to operations. On each policy anniversary beginning with the 10th, this charge is reduced to 0.50% on an annual basis provided that the cash surrender value of the contract is $25,000 or more on such anniversary. This charge is assessed through the unit value calculation.

(4)  DEATH BENEFITS

     Death benefits result in a redemption of the contract value from the Account and payment of the death benefit proceeds, less any outstanding policy loans and policy charges, to the legal beneficiary. The excess of the death benefit proceeds over the contract value on the date of death is paid by the Company's general account.

(5)  POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow 90% of a policy's cash surrender value. The contract is charged 6% on the outstanding loan and is due and payable in advance on the policy anniversary.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Interest credited is paid by the Company's general account to the Account. Loan repayments result in a transfer of collateral including interest back to the Account.

(6)  RELATED PARTY TRANSACTIONS

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

 (7) COMPONENTS OF CONTRACT OWNERS' EQUITY
     The following is a summary of contract owners' equity at December 31, 1998.

                                                                                                         ANNUAL
Contract owners' equity represented by:                    UNITS        UNIT VALUE                      RETURN TO
                                                           -----        ----------                      ---------
      American Century VP -
      American Century VP Advantage                        24,904       $ 18.492009    $    460,525        16%

     American Century VP -
      American Century VP Advantage
        Initial Funding by Depositor (note 1a)             25,000         19.938436         498,461        17%

     American Century VP -
      American Century VP Balanced                            955         19.320541          18,451        15%

     American Century VP -
      American Century VP Capital Appreciation              3,978         14.277913          56,798        (3)%

     American Century VP -
      American Century VP Income Growth                       357         10.862660           3,878         9%(a)

     American Century VP -
      American Century VP International                     2,097         16.487231          34,574        18%

     American Century VP -
      American Century VP Value                               496         13.192098           6,543         4%

     The Dreyfus Socially Responsible
      Growth Fund, Inc.                                     2,470         28.323603          69,959        28%

     Dreyfus Stock Index Fund                              15,567         28.091438         437,299        27%

     Dreyfus VIF - Capital Appreciation Portfolio          15,355         13.197284         202,644        29%

     Dreyfus VIF - Growth and Income Portfolio                576         12.772496           7,357        11%

     Fidelity VIP - Equity-Income Portfolio                11,782         35.444796         417,611        11%

     Fidelity VIP - Growth Portfolio                       15,280         40.998916         626,463        38%

     Fidelity VIP - High Income Portfolio                   2,138         26.133234          55,873        (5)%

     Fidelity VIP - Overseas Portfolio                      1,151         18.969496          21,834        12%

     Fidelity VIP-II - Asset Manager Portfolio              3,841         24.821550          95,340        14%

     Fidelity VIP-II - Contrafund Portfolio                23,039         21.209617         488,648        29%

     Fidelity VIP-III - Growth Opportunities Portfolio        596         13.546531           8,074        24%

     Nationwide SAT - Capital Appreciation Fund           252,268         31.669989       7,989,325        29%

     Nationwide SAT - Government Bond Fund                109,393         18.081576       1,977,998         8%

     Nationwide SAT - Money Market Fund                    24,405         13.319323         325,058         4%

     Nationwide SAT - Small Company Fund                    2,608         16.233001          42,336         0%

     Nationwide SAT - Total Return Fund                   574,062         33.070880      18,984,736        17%

     Neuberger & Berman AMT -
      Balanced Portfolio                                   72,841         19.795868       1,441,951        11%

     Neuberger & Berman AMT -
      Growth Portfolio                                      2,465         25.347646          62,482        15%

     Neuberger & Berman AMT -
      Guardian Portfolio                                       55          9.314041             512        (7)%(a)

     Neuberger & Berman AMT -
      Limited Maturity Bond Portfolio                         755         14.860392          11,220         4%

     Neuberger & Berman AMT -
      Partners Portfolio                                    5,490         23.514569         129,095         3%

     Oppenheimer VAF - Bond Fund                              621         18.103341          11,242         6%

     Oppenheimer VAF - Global Securities Fund               3,715         18.542353          68,885        13%

     Oppenheimer VAF - Growth Fund                            744         12.857977           9,566        23%

     Oppenheimer VAF - Multiple Strategies Fund               394         22.696024           8,942         6%

     Strong Opportunity Fund II, Inc.                       4,485         30.245312         135,650        13%

     Strong VIF - Strong Discovery Fund II                    972         19.418031          18,874         6%

     Strong VIF - Strong International Stock Fund II        1,368          9.083353          12,426        (6)%

     Van Eck WIT - Worldwide Bond Fund                        116         15.314274           1,776        12%

     Van Eck WIT -
      Worldwide Emerging Markets Fund                         721          5.775322           4,164       (35)%

     Van Eck WIT - Worldwide Hard Assets Fund                 448         12.213207           5,472       (32)%

     Van Kampen American Capital LIT -
      Morgan Stanley Real Estate
      Securities Portfolio                                  1,312         15.895654          20,855       (12)%

     Warburg Pincus Trust -
      International Equity Portfolio                        2,250         11.816371          26,587         5%

     Warburg Pincus Trust -
      Post Venture Capital Portfolio                           81         12.075838             978         6%

     Warburg Pincus Trust -
      Small Company Growth Portfolio                        2,529         15.568525          39,373        (4)%
                                                           ======         =========     ------------
                                                                                        $ 34,839,835
                                                                                        ============

(a) This investment option was not being utilized for the entire period. Accordingly, the annual return was computed for such period as the investment option was utilized.

(b) The annual return does not include contract charges satisfied by surrendering units.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                                        KPMG LLP


Columbus, Ohio
January 29, 1999

                     NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
             (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                                 Consolidated Balance Sheets

                     (in millions of dollars, except per share amounts)


                                                                          December 31,
                                                                    -----------------------
                                        Assets                        1998          1997
                                        ------                      ---------     ---------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                       $14,245.1     $13,204.1
    Equity securities                                                   127.2          80.4
  Mortgage loans on real estate, net                                  5,328.4       5,181.6
  Real estate, net                                                      243.6         311.4
  Policy loans                                                          464.3         415.3
  Other long-term investments                                            44.0          25.2
  Short-term investments                                                289.1         358.4
                                                                    ---------     ---------
                                                                     20,741.7      19,576.4
                                                                    ---------     ---------

Cash                                                                      3.4         175.6
Accrued investment income                                               218.7         210.5
Deferred policy acquisition costs                                     2,022.2       1,665.4
Other assets                                                            420.3         438.4
Assets held in separate accounts                                     50,935.8      37,724.4
                                                                    ---------     ---------
                                                                    $74,342.1     $59,790.7
                                                                    =========     =========

                         Liabilities and Shareholder's Equity
                         ------------------------------------
Future policy benefits and claims                                   $19,767.1     $18,702.8
Other liabilities                                                       866.1         885.6
Liabilities related to separate accounts                             50,935.8      37,724.4
                                                                    ---------     ---------
                                                                     71,569.0      57,312.8
                                                                    ---------     ---------

Commitments and contingencies (notes 7 and 12)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                             3.8           3.8
  Additional paid-in capital                                            914.7         914.7
  Retained earnings                                                   1,579.0       1,312.3
  Accumulated other comprehensive income                                275.6         247.1
                                                                    ---------     ---------
                                                                      2,773.1       2,477.9
                                                                    ---------     ---------
                                                                    $74,342.1     $59,790.7
                                                                    =========     =========

See accompanying notes to consolidated financial statements.

                                NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                                         Consolidated Statements of Income

                                             (in millions of dollars)


                                                                                    Years ended December 31,
                                                                              -----------------------------------
                                                                                 1998         1997        1996
                                                                              --------     --------     ---------
Revenues:
  Policy charges                                                              $  698.9     $  545.2     $  400.9
  Life insurance premiums                                                        200.0        205.4        198.6
  Net investment income                                                        1,481.6      1,409.2      1,357.8
  Realized gains (losses) on investments                                          28.4         11.1         (0.3)
  Other                                                                           66.8         46.5         35.9
                                                                              --------     --------     --------
                                                                               2,475.7      2,217.4      1,992.9
                                                                              --------     --------     --------
Benefits and expenses:
  Interest credited to policyholder account balances                           1,069.0      1,016.6        982.3
  Other benefits and claims                                                      175.8        178.2        178.3
  Policyholder dividends on participating policies                                39.6         40.6         41.0
  Amortization of deferred policy acquisition costs                              214.5        167.2        133.4
  Other operating expenses                                                       419.7        384.9        342.4
                                                                              --------     --------     --------
                                                                               1,918.6      1,787.5      1,677.4
                                                                              --------     --------     --------

    Income from continuing operations before federal income tax expense          557.1        429.9        315.5

Federal income tax expense                                                       190.4        150.2        110.9
                                                                              --------     --------     --------

    Income from continuing operations                                            366.7        279.7        204.6

Income from discontinued operations (less federal income tax expense
  of $4.5 in 1996)                                                                --           --           11.3
                                                                              --------     --------     --------

    Net income                                                                $  366.7     $  279.7     $  215.9
                                                                              ========     ========     ========

See accompanying notes to consolidated financial statements.

                             NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                    (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                              Consolidated Statements of Shareholder's Equity

                                Years ended December 31, 1998, 1997 and 1996
                                         (in millions of dollars)


                                                                                  Accumulated
                                                         Additional                  other         Total
                                              Common      paid-in      Retained  comprehensive  shareholder's
                                              stock       capital      earnings      income        equity
                                              -----       -------      --------      ------        ------
December 31, 1995                             $  3.8     $ 657.2      $1,583.2      $ 384.3      $2,628.5

Comprehensive income:
    Net income                                  --          --           215.9         --           215.9
    Net unrealized losses on securities
      available-for-sale arising during
      the year                                  --          --            --         (170.9)       (170.9)
                                                                                                 --------
  Total comprehensive income                                                                         45.0
                                                                                                 --------
Dividends to shareholder                        --        (129.3)       (366.5)       (39.8)       (535.6)
                                              ------     -------      --------      -------      --------
December 31, 1996                                3.8       527.9       1,432.6        173.6       2,137.9

Comprehensive income:
    Net income                                  --          --           279.7         --           279.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                  --          --            --           73.5          73.5
                                                                                                 --------
  Total comprehensive income                                                                        353.2
                                                                                                 --------
Capital contribution                            --         836.8          --           --           836.8
Dividend to shareholder                         --        (450.0)       (400.0)        --          (850.0)
                                              ------     -------      --------      -------      --------
December 31, 1997                                3.8       914.7       1,312.3        247.1       2,477.9

Comprehensive income:
    Net income                                  --          --           366.7         --           366.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                  --          --            --           28.5          28.5
                                                                                                 --------
  Total comprehensive income                                                                        395.2
                                                                                                 --------
Dividend to shareholder                         --          --          (100.0)        --          (100.0)
                                              ------     -------      --------      -------      --------
December 31, 1998                             $  3.8     $ 914.7      $1,579.0      $ 275.6      $2,773.1
                                              ======     =======      ========      =======      ========


See accompanying notes to consolidated financial statements.


                                     NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                                           Consolidated Statements of Cash Flows

                                                  (in millions of dollars)


                                                                                           Years ended December 31,
                                                                                   ---------------------------------------
                                                                                     1998           1997            1996
                                                                                   ---------      ---------      ---------
Cash flows from operating activities:
  Net income                                                                       $   366.7      $   279.7      $   215.9
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                             1,069.0        1,016.6          982.3
      Capitalization of deferred policy acquisition costs                             (584.2)        (487.9)        (422.6)
      Amortization of deferred policy acquisition costs                                214.5          167.2          133.4
      Amortization and depreciation                                                     (8.5)          (2.0)           7.0
      Realized gains on invested assets, net                                           (28.4)         (11.1)          (0.3)
      (Increase) decrease in accrued investment income                                  (8.2)          (0.3)           2.8
      (Increase) decrease in other assets                                               16.4          (12.7)         (38.9)
      Decrease in policy liabilities                                                    (8.3)         (23.1)        (151.0)
      (Decrease) increase in other liabilities                                         (34.8)         230.6          191.4
      Other, net                                                                       (11.3)         (10.9)         (61.7)
                                                                                   ---------      ---------      ---------
        Net cash provided by operating activities                                      982.9        1,146.1          858.3
                                                                                   ---------      ---------      ---------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                            1,557.0          993.4        1,162.8
  Proceeds from sale of securities available-for-sale                                  610.5          574.5          299.6
  Proceeds from repayments of mortgage loans on real estate                            678.2          437.3          309.0
  Proceeds from sale of real estate                                                    103.8           34.8           18.5
  Proceeds from repayments of policy loans and sale of other invested assets            23.6           22.7           22.8
  Cost of securities available-for-sale acquired                                    (3,182.8)      (2,828.1)      (1,573.6)
  Cost of mortgage loans on real estate acquired                                      (829.1)        (752.2)        (972.8)
  Cost of real estate acquired                                                          (0.8)         (24.9)          (7.9)
  Policy loans issued and other invested assets acquired                               (88.4)         (62.5)         (57.7)
  Short-term investments, net                                                           69.3         (354.8)          28.0
                                                                                   ---------      ---------      ---------
        Net cash used in investing activities                                       (1,058.7)      (1,959.8)        (771.3)
                                                                                   ---------      ---------      ---------

Cash flows from financing activities:
  Proceeds from capital contributions                                                   --            836.8           --
  Cash dividends paid                                                                 (100.0)          --            (50.0)
  Increase in investment product and universal life insurance
    product account balances                                                         2,682.1        2,488.5        1,781.8
  Decrease in investment product and universal life insurance
    product account balances                                                        (2,678.5)      (2,379.8)      (1,784.5)
                                                                                   ---------      ---------      ---------
        Net cash (used in) provided by financing activities                            (96.4)         945.5          (52.7)
                                                                                   ---------      ---------      ---------
Net (decrease) increase in cash                                                       (172.2)         131.8           34.3

Cash, beginning of year                                                                175.6           43.8            9.5
                                                                                   ---------      ---------      ---------
Cash, end of year                                                                  $     3.4      $   175.6      $    43.8
                                                                                   =========      =========      =========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 1998, 1997 and 1996



(1)      Organization and Description of Business
         ----------------------------------------

         Prior to January 27, 1997, Nationwide Life Insurance Company (NLIC) was wholly owned by Nationwide Corporation (Nationwide Corp.). On that date, Nationwide Corp. contributed the outstanding shares of NLIC's common stock to Nationwide Financial Services, Inc. (NFS), a holding company formed by Nationwide Corp. in November 1996 for NLIC and the other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. On March 11, 1997, NFS completed an initial public offering of its Class A common stock.

         During 1996 and 1997, Nationwide Corp. and NFS completed certain transactions in anticipation of the initial public offering that focused the business of NFS on long-term savings and retirement products. On September 24, 1996, NLIC declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of certain subsidiaries that do not offer or distribute long-term savings or retirement products. In addition, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to two affiliates effective January 1, 1996. These subsidiaries, through December 31, 1996, and all accident and health and group life insurance business have been accounted for as discontinued operations for all periods presented. See notes 10 and 14. Additionally, NLIC paid $900.0 million of dividends, $50.0 million to Nationwide Corp. on December 31, 1996 and $850.0 million to NFS, which then made an equivalent dividend to Nationwide Corp., on February 24, 1997.

         NFS contributed $836.8 million to the capital of NLIC during March
         1997.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., Nationwide Investment Services Corporation and NWE, Inc. NLIC and its subsidiaries are collectively referred to as "the Company."

         The Company is a leading provider of long-term savings and retirement products, including variable annuities, fixed annuities and life insurance.

(2)      Summary of Significant Accounting Policies
         ------------------------------------------

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Consolidation Policy
              --------------------

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. Operations that are classified and reported as discontinued operations are not consolidated but rather are reported as "Income from discontinued operations" in the accompanying consolidated statements of income. All significant intercompany balances and transactions have been eliminated.

         (b)  Valuation of Investments and Related Gains and Losses
              -----------------------------------------------------

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1998 or 1997.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         (c)  Revenues and Benefits
              ---------------------

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (d)  Deferred Policy Acquisition Costs
              ---------------------------------

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b).

         (e)  Separate Accounts
              -----------------

              Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $743.9 million of separate account assets, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  Future Policy Benefits
              ----------------------

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges. The average interest rate credited on investment product policy reserves was 6.0%, 6.1% and 6.3% for the years ended December 31, 1998, 1997 and 1996, respectively.

              Future policy benefits for traditional life insurance policies have been calculated by the net level premium method using interest rates varying from 6.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         (g)  Participating Business
              ----------------------

              Participating business represents approximately 40% in 1998 (50% in 1997 and 52% in 1996) of the Company's life insurance in force, 74% in 1998 (77% in 1997 and 78% in 1996) of the number of life insurance policies in force, and 14% in 1998 (27% in 1997 and 40% in 1996) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  Federal Income Tax
              ------------------

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  Reinsurance Ceded
              -----------------

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis. All of the Company's accident and health and group life insurance business is ceded to affiliates and is accounted for as discontinued operations. See notes 10 and 14.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(j)           Recently Issued Accounting Pronouncements
              -----------------------------------------

              On January 1, 1998 the Company adopted SFAS No. 131 - Disclosures about Segments of an Enterprise and Related Information (SFAS
              131). SFAS 131 supersedes SFAS No. 14 - Financial Reporting for Segments of a Business Enterprise. SFAS 131 establishes standards for public business enterprises to report information about operating segments in annual financial statements and selected information about operating segments in interim financial reports. SFAS 131 also establishes standards for related disclosures about products and services, geographic areas, and major customers. The adoption of SFAS 131 did not affect results of operations or financial position, nor did it affect the manner in which the Company defines its operating segments. The segment information required for annual financial statements is included in note 13.

              On January 1, 1998, the Company adopted SFAS No. 132 - Employers' Disclosures about Pensions and Other Postretirement Benefits (SFAS
              132). SFAS 132 revises employers' disclosures about pension and other postretirement benefit plans. The Statement does not change the measurement or recognition of benefit plans in the financial statements. The revised disclosures required by SFAS 132 are included in note 8.

              In June 1998, the FASB issued SFAS No. 133 - Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain insurance contracts, are also addressed by the Statement. SFAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The Statement is effective for fiscal years beginning after June 15, 1999. It may be implemented earlier provided adoption occurs as of the beginning of any fiscal quarter after issuance. The Company plans to adopt this Statement in first quarter 2000 and is currently evaluating the impact on results of operations and financial condition.

              In March 1998, The American Institute of Certified Public Accountant's Accounting Standards Executive Committee issued Statement of Position 98-1 - Accounting for the Costs of Computer Software Developed or Obtained for Internal Use (SOP 98-1). SOP 98-1 provides guidance intended to standardize accounting practices for costs incurred to develop or obtain computer software for internal use. Specifically, SOP 98-1 provides guidance for determining whether computer software is for internal use and when costs incurred for internal use software are to be capitalized. SOP 98-1 is effective for financial statements for fiscal years beginning after December 15, 1998. The Company does not expect the adoption of SOP 98-1, which occurred on January 1, 1999, to have a material impact on the Company's financial statements.


         (k)  Reclassification
              ----------------

              Certain items in the 1997 and 1996 consolidated financial statements have been reclassified to conform to the 1998 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(3)      Investments
         -----------

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1998 and 1997 were:

                                                                                     Gross         Gross
                                                                     Amortized     unrealized    unrealized     Estimated
             (in millions of dollars)                                  cost           gains        losses       fair value
             ------------------------                                  ----           -----        ------       ----------
             December 31, 1998:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies              $   255.9       $ 13.0        $   --        $   268.9
                 Obligations of states and political subdivisions          1.6           --            --              1.6
                 Debt securities issued by foreign governments           106.5          4.5            --            111.0
                 Corporate securities                                  9,899.6        423.2         (18.7)        10,304.1
                 Mortgage-backed securities                            3,457.7        104.2          (2.4)         3,559.5
                                                                     ---------       ------        ------        ---------
                     Total fixed maturity securities                  13,721.3        544.9         (21.1)        14,245.1
               Equity securities                                         110.4         18.3          (1.5)           127.2
                                                                     ---------       ------        ------        ---------
                                                                     $13,831.7       $563.2        $(22.6)       $14,372.3
                                                                     =========       ======        ======        =========

             December 31, 1997:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies              $   305.1       $  8.6        $   --        $   313.7
                 Obligations of states and political subdivisions          1.6           --           --               1.6
                 Debt securities issued by foreign governments            93.3          2.7          (0.2)            95.8
                 Corporate securities                                  8,698.7        355.5         (11.5)         9,042.7
                 Mortgage-backed securities                            3,634.2        118.6          (2.5)         3,750.3
                                                                     ---------       ------        ------        ---------
                     Total fixed maturity securities                  12,732.9        485.4         (14.2)        13,204.1
               Equity securities                                          67.8         12.9          (0.3)            80.4
                                                                     ---------       ------        ------        ---------
                                                                     $12,800.7       $498.3        $(14.5)       $13,284.5
                                                                     =========       ======        ======        =========

         As of December 31, 1998 the Company had entered into S&P 500 futures contracts with a notional amount of $20.0 million to reduce the risk of changes in the fair market value of certain investments classified as equity securities. These contracts had an unrealized loss of $1.3 million as of December 31, 1998 which is included in the recorded amount of the equity securities and in accumulated other comprehensive income, net of tax, similar to other unrealized gains and losses on securities available-for-sale.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1998, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                   Amortized        Estimated
             (in millions of dollars)                                                 cost          fair value
                                                                                      ----          ----------
             Fixed maturity securities available for sale:
               Due in one year or less                                              $ 2,019.9        $ 2,048.0
               Due after one year through five years                                  8,169.1          8,470.6
               Due after five years through ten years                                 2,795.0          2,927.7
               Due after ten years                                                      737.3            798.8
                                                                                    ---------        ---------
                                                                                    $13,721.3        $14,245.1
                                                                                    =========        =========

         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

             (in millions of dollars)                                                1998          1997
                                                                                     ----          ----
             Gross unrealized gains                                                 $ 540.6       $ 483.8
             Adjustment to deferred policy acquisition costs                         (116.6)       (103.7)
             Deferred federal income tax                                             (148.4)       (133.0)
                                                                                    -------       -------
                                                                                    $ 275.6       $ 247.1
                                                                                    =======       =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

             (in millions of dollars)                                         1998          1997          1996
                                                                              ----          ----          ----
             Securities available-for-sale:
               Fixed maturity securities                                      $52.6        $137.5       $(289.2)
               Equity securities                                                4.2          (2.7)          8.9
                                                                              -----        ------       -------
                                                                              $56.8        $134.8       $(280.3)
                                                                              =====        ======       =======

         Proceeds from the sale of securities available-for-sale during 1998, 1997 and 1996 were $610.5 million, $574.5 million and $299.6 million, respectively. During 1998, gross gains of $9.0 million ($9.9 million and $6.6 million in 1997 and 1996, respectively) and gross losses of $7.6 million ($18.0 million and $6.9 million in 1997 and 1996, respectively) were realized on those sales. In addition, gross gains of $15.1 million and gross losses of $0.7 million were realized in 1997 when the Company paid a dividend to NFS, which then made an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million.

         The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1998 was $3.7 million. No valuation allowance has been recorded for these loans as of December 31, 1998. The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1997 was $19.9 million which includes $3.9 million of impaired mortgage loans on real estate for which the related valuation allowance was $0.1 million and $16.0 million of impaired mortgage loans on real estate for which there was no valuation allowance. During 1998, the average recorded investment in impaired mortgage loans on real estate was approximately $9.1 million ($31.8 million in 1997) and interest income recognized on those loans was $0.3 million ($1.0 million in 1997), which is equal to interest income recognized using a cash-basis method of income recognition.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

             (in millions of dollars)                                                1998          1997
                                                                                     ----          ----
             Allowance, beginning of year                                            $42.5         $51.0
               Reductions credited to operations                                      (0.1)         (1.2)
               Direct write-downs charged against the allowance                         --          (7.3)
                                                                                     -----         -----
             Allowance, end of year                                                  $42.4         $42.5
                                                                                     =====         =====

         Real estate is presented at cost less accumulated depreciation of $21.5 million as of December 31, 1998 ($45.1 million as of December 31, 1997) and valuation allowances of $5.4 million as of December 31, 1998 ($11.1 million as of December 31, 1997).

         Investments that were non-income producing for the twelve month period preceding December 31, 1998 amounted to $42.4 million ($19.4 million for 1997) and consisted of $32.7 million ($3.0 million in 1997) in securities available-for-sale and $9.7 million ($16.4 million in 1997) in real estate.

         An analysis of investment income by investment type follows for the years ended December 31:

             (in millions of dollars)                                      1998            1997           1996
                                                                           ----            ----           ----
             Gross investment income:
               Securities available-for-sale:
                 Fixed maturity securities                                $  982.5        $  911.6       $  917.1
                 Equity securities                                             0.8             0.8            1.3
               Mortgage loans on real estate                                 458.9           457.7          432.8
               Real estate                                                    40.4            42.9           44.3
               Short-term investments                                         17.8            22.7            4.2
               Other                                                          30.7            21.0            4.0
                                                                          --------        --------       --------
                   Total investment income                                 1,531.1         1,456.7        1,403.7
             Less investment expenses                                         49.5            47.5           45.9
                                                                          --------        --------       --------
                   Net investment income                                  $1,481.6        $1,409.2       $1,357.8
                                                                          ========        ========       ========

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

             (in millions of dollars)                                        1998            1997           1996
                                                                             ----            ----           ----
             Securities available-for-sale:
               Fixed maturity securities                                    $(0.7)          $ 3.6          $(3.5)
               Equity securities                                              2.1             2.7            3.2
             Mortgage loans on real estate                                    3.9             1.6           (4.1)
             Real estate and other                                           23.1             3.2            4.1
                                                                            -----           -----          -----
                                                                            $28.4           $11.1          $(0.3)
                                                                            =====           =====          =====

         Fixed maturity securities with an amortized cost of $6.5 million and $6.2 million as of December 31, 1998 and 1997, respectively, were on deposit with various regulatory agencies as required by law.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(4)      Federal Income Tax
         ------------------

         The Company's current federal income tax liability was $72.8 million and $60.1 million as of December 31, 1998 and 1997, respectively.

         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1998 and 1997 are as follows:

             (in millions of dollars)                                        1998            1997
                                                                             ----            ----
             Deferred tax assets:
               Future policy benefits                                       $207.7          $200.1
               Liabilities in Separate Accounts                              319.9           242.0
               Mortgage loans on real estate and real estate                  17.5            19.0
               Other assets and other liabilities                             58.9            59.2
                                                                            ------          ------
                 Total gross deferred tax assets                             604.0           520.3
                 Less valuation allowance                                     (7.0)           (7.0)
                                                                            ------          ------
                 Net deferred tax assets                                     597.0           513.3
                                                                            ------          ------

             Deferred tax liabilities:
               Deferred policy acquisition costs                             568.7           480.5
               Fixed maturity securities                                     212.2           193.3
               Deferred tax on realized investment gains                      34.8            40.1
               Equity securities and other long-term investments               9.6             7.5
               Other                                                          21.6            22.2
                                                                            ------          ------
                 Total gross deferred tax liabilities                        846.9           743.6
                                                                            ------          ------
                 Net deferred tax liability                                 $249.9          $230.3
                                                                            ======          ======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1998, 1997 and 1996.

         Federal income tax expense attributable to income from continuing operations for the years ended December 31 was as follows:

           (in millions of dollars)                                   1998            1997            1996
                                                                      ----            ----            ----
           Currently payable                                         $186.1          $121.7          $116.5
           Deferred tax expense (benefit)                               4.3            28.5            (5.6)
                                                                     ------          ------          ------
                                                                     $190.4          $150.2          $110.9
                                                                     ======          ======          ======

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Total federal income tax expense for the years ended December 31, 1998, 1997 and 1996 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                            1998                     1997                     1996
                                                       -----------------        ----------------        -----------------
         (in millions of dollars)                      Amount        %          Amount        %          Amount        %
                                                       ------        -          ------        -          ------        -

         Computed (expected) tax expense               $195.0      35.0         $150.5      35.0         $110.4      35.0
         Tax exempt interest and dividends
           received deduction                            (4.9)     (0.9)           -         0.0           (0.2)     (0.1)
         Other, net                                       0.3       0.1           (0.3)     (0.1)           0.7       0.3
                                                       ------      ----         ------      ----         ------      ----
             Total (effective rate of each year)       $190.4      34.2         $150.2      34.9         $110.9      35.2
                                                       ======      ====         ======      ====         ======      ====

         Total federal income tax paid was $173.4 million, $91.8 million and $115.8 million during the years ended December 31, 1998, 1997 and 1996, respectively.

(5)      Comprehensive Income
         --------------------

         Pursuant to SFAS No. 130 - Reporting Comprehensive Income, which the Company adopted January 1, 1998, the Consolidated Statements of Shareholder's Equity include a new measure called "Comprehensive Income". Comprehensive Income includes net income as well as certain items that are reported directly within separate components of shareholders' equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts are as follows:

             (in millions of dollars)                                        1998           1997           1996
                                                                             ----           ----           ----
             Unrealized gains (losses) on securities
                available-for-sale arising during the period:
                Gross                                                       $ 58.2        $141.1         $(272.4)
                Adjustment to deferred policy acquisition costs              (12.9)        (21.8)           57.0
                Related federal income tax (expense) benefit                 (15.9)        (41.7)           44.0
                                                                            ------        ------          ------
                   Net                                                        29.4          77.6          (171.4)
                                                                            ------        ------          ------

             Reclassification adjustment for net (gains) losses
                on securities available-for-sale realized
                during the period:
                Gross                                                         (1.4)         (6.3)             0.7
                Related federal income tax expense (benefit)                   0.5           2.2             (0.2)
                                                                            ------        ------          -------
                   Net                                                        (0.9)         (4.1)             0.5
                                                                            ------        ------          -------
             Total Other Comprehensive Income                               $ 28.5        $ 73.5          $(170.9)
                                                                            ======        ======          =======

(6)      Fair Value of Financial Instruments
         -----------------------------------

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for equity securities exclude the fair value of futures contracts designated as hedges of equity securities.

              Mortgage loans on real estate, net: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgage loans in default is the estimated fair value of the underlying collateral.

              Policy loans, short-term investments and cash: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              Separate account assets and liabilities: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

              Investment contracts: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



              Policy reserves on life insurance contracts: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              Commitments to extend credit: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 7.

              Futures contracts: The fair value for futures contracts is based on quoted market prices.

           Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                         1998                              1997
                                                               -------------------------        --------------------------
                                                                Carrying      Estimated          Carrying       Estimated
               (in millions of dollars)                          amount       fair value          amount        fair value
                                                               ---------      ----------        ---------       ----------
               Assets:
                 Investments:
                   Securities available-for-sale:
                     Fixed maturity securities                  $14,245.1      $14,245.1         $13,204.1       $13,204.1
                     Equity securities                              128.5          128.5              80.4            80.4
                   Mortgage loans on real estate, net             5,328.4        5,527.6           5,181.6         5,509.7
                   Policy loans                                     464.3          464.3             415.3           415.3
                   Short-term investments                           289.1          289.1             358.4           358.4
                 Cash                                                 3.4            3.4             175.6           175.6
                 Assets held in separate accounts                50,935.8       50,935.8          37,724.4        37,724.4

               Liabilities:
                 Investment contracts                            15,468.7       15,158.6          14,708.2        14,322.1
                 Policy reserves on life insurance contracts      3,914.0        3,768.9           3,345.4         3,182.4
                 Liabilities related to separate accounts        50,935.8       49,926.5          37,724.4        36,747.0
                 Futures contracts                                    1.3            1.3                --              --

(7)      Risk Disclosures
         ----------------

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

         Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $156.0 million extending into 1999 were outstanding as of December 31, 1998. The Company also had $40.0 million of commitments to purchase fixed maturity securities outstanding as of December 31, 1998.

         Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 22% (20% in 1997) in any geographic area and no more than 2% (2% in 1997) with any one borrower as of December 31, 1998. As of December 31, 1998, 42% (46% in 1997) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

         Reinsurance: The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $187.9 million and $220.2 million as of December 31, 1998 and 1997, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

(8)      Pension Plan and Postretirement Benefits Other Than Pensions
         ------------------------------------------------------------

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company. Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau (ELICW).

         Pension costs charged to operations by the Company during the years ended December 31, 1998, 1997 and 1996 were $2.0 million, $7.5 million and $7.4 million, respectively. The Company has recorded a prepaid pension asset of $5.0 million as of December 31, 1998 and no prepaid or accrued pension asset or expense as of December 31, 1997.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1998 and 1997 was $40.1 million and $36.5 million, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1998, 1997 and 1996 was $4.1 million, $3.0 million and $3.3 million, respectively.

         Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 1998 and 1997 follows:

                                                                             Pension Benefits      Postretirement Benefits
                                                                           ---------------------   -----------------------
              (in millions of dollars)                                       1998         1997         1998       1997
              ---------------------------------------------------------    --------     --------     --------   -------
              Change in benefit obligation:
              Benefit obligation at beginning of year                      $2,033.8     $1,847.8      $237.9    $ 200.7
              Service cost                                                     87.6         77.3         9.8        7.0
              Interest cost                                                   123.4        118.6        15.4       14.0
              Actuarial loss                                                  123.2         60.0        15.6       24.4
              Plan curtailment in 1998/merger in 1997                        (107.2)         1.5         -          -
              Benefits paid                                                   (75.8)       (71.4)       (8.6)      (8.2)
                                                                           --------     --------     -------    -------
              Benefit obligation at end of year                             2,185.0      2,033.8       270.1      237.9
                                                                           --------     --------     -------    -------

              Change in plan assets:
              Fair value of plan assets at beginning of year                2,212.9      1,947.9        69.2       63.0
              Actual return on plan assets                                    300.7        328.1         5.0        3.6
              Employer contribution                                           104.1          7.2        12.1       10.6
              Plan merger                                                       -            1.1         -          -
              Benefits paid                                                   (75.8)       (71.4)       (8.4)      (8.0)
                                                                           --------     --------     -------    -------
              Fair value of plan assets at end of year                      2,541.9      2,212.9        77.9       69.2
                                                                           --------     --------     -------    -------

              Funded status                                                   356.9        179.1      (192.2)    (168.7)
              Unrecognized prior service cost                                  31.5         34.7         -          -
              Unrecognized net (gains) losses                                (345.7)      (330.7)       16.0        1.6
              Unrecognized net (asset) obligation at transition               (11.0)        33.3         1.3        1.5
                                                                           --------     --------     -------    -------
              Prepaid (accrued) benefit cost                               $   31.7     $  (83.6)    $(174.9)   $(165.6)
                                                                           ========     ========     =======    =======

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Basis for measurements, funded status of the pension plan and postretirement life and health care benefit plan:

                                                                             Pension Benefits          Postretirement Benefits
                                                                          --------------------         -----------------------
                                                                            1998         1997            1998           1997
                                                                          --------      ------         --------       --------
              Weighted average discount rate                               5.50%         6.00%           6.65%         6.70%
              Rate of increase in future compensation levels               3.75%         4.25%             --            --
              Assumed health care cost trend rate:
                    Initial rate                                             --            --           15.00%        12.13%
                    Ultimate rate                                            --            --            8.00%         6.12%
                    Uniform declining period                                 --            --           15 Years      12 Years

         The net periodic pension cost for the pension plan as a whole for the years ended December 31, 1998, 1997 and 1996 follows:

              (in millions of dollars)                                                   1998         1997         1996
              --------------------------------------------------------------------------------        ----         ----
              Service cost (benefits earned during the period)                         $  87.6      $  77.3      $  75.5
              Interest cost on projected benefit obligation                              123.4        118.6        105.5
              Expected return on plan assets                                            (159.0)      (139.0)      (116.1)
              Recognized gains                                                            (3.8)         -            -
              Amortization of prior service cost                                           3.2          3.2          3.2
              Amortization of unrecognized transition obligation                           4.2          4.2          4.1
                                                                                       -------      -------      -------
                                                                                       $  55.6      $  64.3      $  72.2
                                                                                       =======      =======      =======

         Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with the Nationwide Insurance Enterprise and employees of WSC ended participation in the plan. A curtailment gain of $67.1 million resulted (consisting of a $107.2 million reduction in the projected benefit obligation, net of the write-off of the $40.1 million remaining unamortized transition obligation related to WSC). The Company anticipates that the plan will settle the obligation related to WSC employees with a transfer of assets during 1999.

         Basis for measurements, net periodic pension cost for the pension plan:

                                                                                       1998          1997          1996
                                                                                       ----          ----          ----
             Weighted average discount rate                                            6.00%         6.50%         6.00%
             Rate of increase in future compensation levels                            4.25%         4.75%         4.25%
             Expected long-term rate of return on plan assets                          7.25%         7.25%         6.75%

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         The amount of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 1998, 1997 and 1996 was as follows:

             (in millions of dollars)                                                    1998          1997          1996
                                                                                         ----          ----          ----
             Service cost (benefits attributed to employee service during the year)      $ 9.8         $ 7.0         $ 6.5
             Interest cost on accumulated postretirement benefit obligation               15.4          14.0          13.7
             Actual return on plan assets                                                 (5.0)         (3.6)         (4.3)
             Amortization of unrecognized transition obligation of affiliates              0.2           0.2           0.2
             Net amortization and deferral                                                 1.2          (0.5)          1.8
                                                                                         -----         -----         -----
                                                                                         $21.6         $17.1         $17.9
                                                                                         =====         =====         =====

         Actuarial assumptions used for the measurement of the accumulated postretirement benefit obligation (APBO) and the NPPBC for the postretirement benefit plan for 1998, 1997 and 1996 were as follows:

                                                                                      1998           1997         1996
                                                                                      -----          -----        ----
             NPPBC:
               Discount rate                                                          6.70%         7.25%         6.65%
               Long term rate of return on plan
                   assets, net of tax                                                 5.83%         5.89%         4.80%
               Assumed health care cost trend rate:
                   Initial rate                                                      12.00%        11.00%        11.00%
                   Ultimate rate                                                      6.00%         6.00%         6.00%
                   Uniform declining period                                         12 Years      12 Years      12 Years

         For the postretirement benefit plan as a whole, a one percentage point increase or decrease in the assumed health care cost trend rate would have no impact on the APBO as of December 31, 1998 and have no impact on the NPPBC for the year ended December 31, 1998.

(9)      Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings
         ----------------------------------------------------------------------
         and Dividend Restrictions
         -------------------------

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

         The statutory capital and surplus of NLIC as of December 31, 1998, 1997 and 1996 was $1.32 billion, $1.13 billion and $1.00 billion, respectively. The statutory net income of NLIC for the years ended December 31, 1998, 1997 and 1996 was $171.0 million, $111.7 million and $73.2 million, respectively.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1998, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department was $71.0 million.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(10)     Transactions With Affiliates
         ----------------------------

         As part of the restructuring described in note 1, NLIC paid a dividend valued at $485.7 million to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of ELICW, National Casualty Company (NCC) and West Coast Life Insurance Company (WCLIC). Also, on February 24, 1997, NLIC paid a dividend to NFS, and NFS paid an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million. The Company recognized a gain of $14.4 million on the transfer of securities.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1998, 1997 and 1996, the Company made lease payments to NMIC and its subsidiaries of $8.0 million, $8.4 million and $9.1 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $95.0 million, $85.8 million and $101.6 million in 1998, 1997 and 1996, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $31.9 million and $20.5 million as of December 31, 1998 and 1997, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1998 and 1997 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Intercompany reinsurance agreements exist between NLIC and, respectively, NMIC and ELICW whereby all of NLIC's accident and health and group life insurance business is ceded on a modified coinsurance basis. NLIC entered into the reinsurance agreements during 1996 because the accident and health and group life insurance business was unrelated to the Company's long-term savings and retirement products. Accordingly, the accident and health and group life insurance business has been accounted for as discontinued operations for all periods presented. Under modified coinsurance agreements, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by ELICW or NMIC, as the case may be. Risk of asset default is retained by the Company, although a fee is paid by ELICW or NMIC, as the case may be, to the Company for the Company's retention of such risk. The agreements will remain in force until all policy obligations are settled. However, with respect to the agreement between NLIC and NMIC, either party may terminate the contract on January 1 of any year with prior notice. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NMIC and ELICW for the years ended December 31, 1998, 1997 and 1996 were:

                                                       1998                       1997                          1996
                                            ------------------------------------------------------------------------------------
         (in millions of dollars)               NMIC          ELICW        NMIC         ELICW            NMIC         ELICW
         -----------------------------------------------------------------------------------------------------------------------

         Premiums                               $90.1        $106.3       $ 91.4        $199.8          $ 97.3        $224.2
         Net investment income and other
            revenue                             $11.1        $  9.4       $ 10.7        $ 13.4          $ 10.9        $ 14.8
         Benefits, claims and expenses          $98.8        $160.5       $100.7        $225.9          $100.5        $246.6

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $248.4 million and $211.0 million as of December 31, 1998 and 1997, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         Certain annuity products are sold through three affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 1998 were $60.0 million, $66.1 million and $76.9 million, respectively.

(11)     Bank Lines of Credit
         --------------------

         In August 1996, NLIC, along with NMIC, entered into a $600.0 million revolving credit facility which provides for a $600.0 million loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by either NLIC or NMIC. NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. All previously existing line of credit agreements were canceled. In September 1997, the credit agreement was amended to include NFS as a party to and borrower under the agreement. As of December 31, 1998 the Company had no amounts outstanding under the agreement.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



(12)     Contingencies
         -------------

         On October 29, 1998, the Company and certain of its affiliates were named in a lawsuit filed in the Common Pleas Court of Franklin County, Ohio related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). The plaintiff in such lawsuit seeks to represent a national class of the Company's customers and seeks unspecified compensatory and punitive damages. The Company is currently evaluating this lawsuit, which is in an early stage and has not been certified as a class. The Company intends to defend this lawsuit vigorously.

(13)     Segment Information
         -------------------

         The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
         Variable Annuities, Fixed Annuities and Life Insurance.

         The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by independent investment managers and the Company, with investment returns accumulating on a tax-deferred basis. The Company's variable annuity products consist almost entirely of flexible premium deferred variable annuity contracts.

         The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment includes the fixed option under variable annuity contracts.

         The Life Insurance segment consists of insurance products, including variable universal life insurance and corporate-owned life insurance products, that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis.

         In addition to the product segments, the Company reports corporate revenue and expenses, investments and related investment income supporting capital not specifically allocated to its product segments, revenues and expenses of its investment advisor subsidiary (other than the portion allocated to the Variable Annuities and Life Insurance segments), revenues and expenses related to group annuity contracts sold to Nationwide Insurance Enterprise employee and agent benefit plans and all realized gains and losses on investments in a Corporate and Other segment.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



The following table summarizes the financial results of the Company's business segments for the years ended December 31, 1998, 1997 and 1996.

                                       Variable      Fixed       Life     Corporate
(in millions of dollars)               Annuities   Annuities   Insurance  and Other    Total
------------------------------------  ---------    ---------   ---------  ---------    -----
1998:
Net investment income (1)             $   (31.3)   $ 1,116.6   $  231.6   $  164.7   $ 1,481.6
Other operating revenue                   560.8         35.7      319.6       49.6       965.7
                                      ---------    ---------   --------   --------   ---------
   Total operating revenue (2)            529.5      1,152.3      551.2      214.3     2,447.3
                                      ---------    ---------   --------   --------   ---------
Interest credited to policyholder
   account balances                          --        828.6      115.4      125.0     1,069.0
Amortization of deferred policy
   acquisition costs                      123.9         44.2       46.4         --       214.5
Other benefits and expenses               187.2        104.2      294.6       49.1       635.1
                                      ---------    ---------   --------   --------   ---------
   Total expenses                         311.1        977.0      456.4      174.1     1,918.6
                                      ---------    ---------   --------   --------   ---------
Operating income (loss) before
   federal income tax                     218.4        175.3       94.8       40.2       528.7
Realized gains on investments                --           --         --       28.4        28.4
                                      ---------    ---------   --------   --------   ---------
Consolidated income before
   federal tax expense                $   218.4    $   175.3   $   94.8   $   68.6   $   557.1
                                      =========    =========   ========   ========   =========

Assets as of year end                 $47,668.7    $15,215.7   $5,187.6   $6,270.1   $74,342.1
                                      =========    =========   ========   ========   =========


1997:
Net investment income (1)             $   (26.9)   $ 1,098.2   $  189.1   $  148.8   $ 1,409.2
Other operating revenue                   430.9         43.2      284.0       39.0       797.1
                                      ---------    ---------   --------   --------   ---------
   Total operating revenue (2)            404.0      1,141.4      473.1      187.8     2,206.3
                                      ---------    ---------   --------   --------   ---------
Interest credited to policyholder
   account balances                          --        823.4       78.5      114.7     1,016.6
Amortization of deferred policy
   acquisition costs                       87.8         39.8       39.6         --       167.2
Other benefits and expenses               165.3        108.7      284.1       45.6       603.7
                                      ---------    ---------   --------   --------   ---------
   Total expenses                         253.1        971.9      402.2      160.3     1,787.5
                                      ---------    ---------   --------   --------   ---------
Operating income before federal
    income tax                            150.9        169.5       70.9       27.5       418.8
Realized gains on investments                --           --         --       11.1        11.1
                                      ---------    ---------   --------   --------   ---------
Consolidated income before
   federal tax expense                $   150.9    $   169.5   $   70.9   $   38.6   $   429.9
                                      =========    =========   ========   ========   =========

Assets as of year end                 $35,278.7    $14,436.3   $3,901.4   $6,174.3   $59,790.7
                                      =========    =========   ========   ========   =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued




                                                 Variable         Fixed            Life         Corporate
         (in millions of dollars)               Annuities       Annuities       Insurance       and Other        Total
         ------------------------------------   ----------      ----------      ---------       ---------     ---------
         1996:
         Net investment income (1)              $    (21.5)     $  1,050.6      $   174.0       $   154.7      $ 1,357.8
         Other operating revenue                     306.1            42.0          261.6            25.7          635.4
                                                ----------      ----------      ---------       ---------      ---------
            Total operating revenue (2)              284.6         1,092.6          435.6           180.4        1,993.2
                                                ----------      ----------      ---------       ---------      ---------
         Interest credited to policyholder
            account balances                            --           805.0           70.2           107.1          982.3
         Amortization of deferred policy
            acquisition costs                         57.4            38.6           37.4              --          133.4
         Benefits and expenses                       136.9           113.6          260.8            50.4          561.7
                                                ----------      ----------      ---------       ---------      ---------
            Total expenses                           194.3           957.2          368.4           157.5        1,677.4
                                                ----------      ----------      ---------       ---------      ---------
         Operating income before federal
             income tax                               90.3           135.4           67.2            22.9          315.8
         Realized losses on investments                 --              --             --            (0.3)          (0.3)
                                                ----------      ----------      ---------       ---------      ---------
         Consolidated income from
            continuing operations before
            federal tax expense                 $     90.3      $    135.4       $   67.2        $   22.6      $   315.5
                                                ==========      ==========       ========        ========      =========

         Assets as of year end                  $ 25,069.7      $ 13,994.7       $3,353.3        $5,348.5      $47,766.2
                                                ==========      ==========       ========        ========      =========

         -----------
         (1) The Company's method of allocating net investment income results in a charge (negative net investment income) to the Variable Annuities segment which is recognized in the Corporate and Other segment. The charge relates to non-invested assets which support this segment on a statutory basis.

         (2)  Excludes realized gains and losses on investments.

         The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.


 (14)    Discontinued Operations
         -----------------------

         As discussed in note 1, NFS is a holding company for NLIC and certain other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. Prior to the contribution by Nationwide Corp. of the outstanding common stock of NLIC to NFS, NLIC effected certain transactions with respect to certain subsidiaries and lines of business that were unrelated to long-term savings and retirement products.

         On September 24, 1996, NLIC's Board of Directors declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of three subsidiaries: ELICW, NCC and WCLIC. ELICW writes group accident and health and group life insurance business and maintains it offices in Wausau, Wisconsin. NCC is a property and casualty company with offices in Scottsdale, Arizona that serves as a fronting company for a property and casualty subsidiary of NMIC. WCLIC writes high dollar term life insurance policies and is located in San Francisco, California. ELICW, NCC and WCLIC have been accounted for as discontinued operations in the accompanying consolidated financial statements through December 31, 1996. The Company did not recognize any gain or loss on the disposal of these subsidiaries.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Also, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and NMIC, effective January 1, 1996. See note 10 for a complete discussion of the reinsurance agreements. The Company has discontinued its accident and health and group life insurance business and in connection therewith has entered into reinsurance agreements to cede all existing and any future writings to other affiliated companies. NLIC's accident and health and group life insurance business is accounted for as discontinued operations for all periods presented. The Company did not recognize any gain or loss on the disposal of the accident and health and group life insurance business. The assets, liabilities, results of operations and activities of discontinued operations are distinguished physically, operationally and for financial reporting purposes from the remaining assets, liabilities, results of operations and activities of the Company.

         A summary of the results of operations of discontinued operations for the years ended December 31, 1998, 1997 and 1996 is as follows:

             (in millions of dollars)                                                1998           1997          1996
                                                                                     ----           ----          ----
             Revenues                                                               $   --         $   --       $  668.9
             Net income                                                             $   --         $   --       $   11.3

         A summary of the assets and liabilities of discontinued operations as of December 31, 1998, 1997 and 1996 is as follows:

             (in millions of dollars)                                                1998           1997          1996
                                                                                     ----           ----          ----
             Assets, consisting primarily of investments                            $221.5         $247.3       $3,288.5
             Liabilities, consisting primarily of policy benefits and claims        $221.5         $247.3       $2,802.8

                          PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT

This Post-Effective Amendment to Form S-7 Registration Statement comprises the following papers and documents:

The facing sheet,

Cross-reference to items required by Form N-8B-2,

The prospectus consisting of 121 pages,

Representations and Undertakings,

Independent Auditors' Consent

Signatures.

The following exhibits required by Forms N-8B-2 and S-7:

1,     Power of Attorney dated April 1, 1999                   Attached hereto.

2,     Resolution of the Depositor's Board of Directors        Included with the Registration Statement on Form N-8B-2 for
       authorizing the establishment of the Registrant,        the Nationwide VLI Separate Account-3 (File No, 811-6140),
       adopted                                                 and hereby incorporated herein by reference.

3,     Distribution Contracts                                  Included with the Registration Statement on Form N-8B-2 for the Nationwide VLI Separate Account-3 (File No, 811-6140),
                                                               and hereby incorporated herein by reference.

4,     Form of Security                                        Included with the Registration Statement on Form S-6 for the
                                                               Nationwide VLI Separate Account-3 (File No, 33-44296), and
                                                               hereby incorporated herein by reference.

5,     Articles of Incorporation of Depositor                  Included with the Registration  Statement on Form N-8B-2 for the Nationwide VLI Separate  Account-3 (File No,  811-6140),
                                                               and hereby incorporated herein by reference.

6,     Application form of Security                            Included with the Registration Statement on Form S-6 for the
                                                               Nationwide VLI Separate Account-3 (File No, 33-44296), and
                                                               hereby incorporated herein by reference.

7,     Opinion of Counsel                                      Included with the Registration Statement on Form S-6 for the
                                                               Nationwide VLI Separate Account-3 (File No, 33-44296), and
                                                               hereby incorporated herein by reference.

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and Nationwide hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and Nationwide elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the policies described in the prospectus. The policies have been designed in a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by Nationwide under the policies. Nationwide represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by Nationwide, and will be made available to the Securities and Exchange Commission ("SEC") on request.

(c) Nationwide has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the SEC on request a memorandum setting forth the basis for this representation.

(d) Nationwide represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) The fees and charges deducted under the policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide.

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide VLI Separate Account - 3:



We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                                       KPMG LLP

Columbus, Ohio
April 29, 1999

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, NATIONWIDE VLI SEPARATE ACCOUNT-3, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Columbus, and State of Ohio, on this 23rd day of September, 1999.


                                   NATIONWIDE VLI SEPARATE ACCOUNT-3
                          ------------------------------------------------------
                                             (Registrant)

                                   NATIONWIDE LIFE INSURANCE COMPANY
                          ------------------------------------------------------
Attest:                                      (Sponsor)

GLENN W. SODEN                            By: JOSEPH P. RATH
-------------------       ------------------------------------------------------
Glenn W. Soden                               Joseph P. Rath
Assistant Secretary       Vice President-Office of Product and Market Compliance


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on the 23rd day of September, 1999.


  SIGNATURE                                              TITLE

LEWIS J. ALPHIN                                         Director
--------------------
Lewis J. Alphin

A. I. BELL                                              Director
--------------------
A. I. Bell

KENNETH D. DAVIS                                        Director
--------------------
Kenneth D. Davis

KEITH W. ECKEL                                          Director
--------------------
Keith W. Eckel

WILLARD J. ENGEL                                        Director
--------------------
Willard J. Engel

FRED C. FINNEY                                          Director
--------------------
Fred C. Finney

JOSEPH J. GASPER                                    President and Chief
--------------------                           Operating Office and Director
Joseph J. Gasper

DIMON R. McFERSON                           Chairman and Chief Executive Officer
--------------------                                    and Director
Dimon R. McFerson

DAVID O. MILLER                              Chairman of the Board and Director
--------------------
David O. Miller

RALPH M. PAIGE                                          Director
--------------------
Ralph M. Paige

JAMES F. PATERSON                                       Director
--------------------
James F. Patterson

YVONNE L. MONTGOMERY                                    Director
--------------------
Yvonne L. Montgomery

ROBERT A. OAKLEY                                Executive Vice President-
--------------------                             Chief Financial Officer
Robert A. Oakley


ARDEN L. SHISLER                                        Director
--------------------
Arden L. Shisler

ROBERT L. STEWART                                       Director
--------------------
Robert L. Stewart

NANCY C. THOMAS                                         Director
--------------------
Nancy C. Thomas



        By/s/JOSEPH P. RATH
        -------------------
          Joseph P. Rath
         Attorney-in-Fact